                                                                    Exhibit 10.7

                                                                [EXECUTION COPY]



                                 TOWN OF BABYLON
                          INDUSTRIAL DEVELOPMENT AGENCY

                                       TO

                              THE BANK OF NEW YORK,
                                   as Trustee

                                ________________


                               INDENTURE OF TRUST

                                ________________


                           Dated as of January 1, 2002

                  Town of Babylon Industrial Development Agency
     Variable Rate Demand Industrial Development Revenue Bonds, Series 2002
       (Technology Flavors & Fragrances, Inc. Project) (Federally Taxable)



                              Record and Return to:
                                Winston & Strawn
                                 200 Park Avenue
                            New York, New York 10166
                         Attention: Eric P. Taylor, Esq.
                               File No.: 90053-24

                                TABLE OF CONTENTS

ARTICLE I.  DEFINITIONS........................................................................................   4
   SECTION 1.01.  Definitions..................................................................................   4
   SECTION 1.02.  Construction.................................................................................   4
ARTICLE II.  AUTHORIZATION AND ISSUANCE OF BONDS...............................................................   5
   SECTION 2.01.  Authorized Amount of Series 2002 Bonds; Pledge Effected by this Indenture....................   5
   SECTION 2.02.  Issuance and Terms of the Series 2002 Bonds..................................................   6
   SECTION 2.03.  Interest Rate Determination Methods..........................................................   7
   SECTION 2.04.  Redemption of Bonds..........................................................................  12
   SECTION 2.05.  Optional Tender for Purchase.................................................................  16
   SECTION 2.06.  Mandatory Tender for Purchase................................................................  18
   SECTION 2.07.  Tender, Purchase and Remarketing of Bonds....................................................  19
   SECTION 2.08.  Original Issuance of the Series 2002 Bonds...................................................  23
   SECTION 2.09.  Execution of Bonds...........................................................................  24
   SECTION 2.10.  Authentication...............................................................................  24
   SECTION 2.11.  Additional Bonds.............................................................................  24
   SECTION 2.12.  Substitute Letters of Credit; Fixed Rate Credit Facility.....................................  26
   SECTION 2.13.  Limitation of Agency's Liability.............................................................  28
ARTICLE III.  GENERAL TERMS AND PROVISIONS OF BONDS............................................................  29
   SECTION 3.01.  Date of Bonds................................................................................  29
   SECTION 3.02.  Form and Denominations.......................................................................  29
   SECTION 3.03.  Legends......................................................................................  29
   SECTION 3.04.  Medium of Payment............................................................................  29
   SECTION 3.05.  Bond Details.................................................................................  29
   SECTION 3.06.  Interchangeability, Transfer and Registry....................................................  29
   SECTION 3.07.  Bonds Mutilated, Destroyed, Stolen or Lost...................................................  30
   SECTION 3.08.  Cancellation and Destruction of Bonds........................................................  31
   SECTION 3.09.  Requirements With Respect to Transfers.......................................................  31
   SECTION 3.10.  Bond Registrar...............................................................................  31
   SECTION 3.11.  Temporary Bonds..............................................................................  31
   SECTION 3.12.  Book-Entry-Bonds.............................................................................  31
ARTICLE IV.  APPLICATION OF BOND PROCEEDS......................................................................  34
   SECTION 4.01.  Application of Proceeds of the Series 2002 Bonds.............................................  34
ARTICLE V.  CUSTODY AND INVESTMENT OF FUNDS....................................................................  34
   SECTION 5.01.  Creation of Funds and Accounts...............................................................  35
   SECTION 5.02.  Project Fund.................................................................................  35
   SECTION 5.03.  Payments into Renewal Fund; Application of Renewal Fund......................................  37
   SECTION 5.04.  Lease Payments Fund..........................................................................  39
   SECTION 5.05.  Payments into Bond Fund......................................................................  40
   SECTION 5.06.  Priority Amounts; Letter of Credit...........................................................  41
   SECTION 5.07.  Application of Bond Fund.....................................................................  43
   SECTION 5.08.  [Reserved]...................................................................................  45
   SECTION 5.09.  [Reserved]...................................................................................  45
   SECTION 5.10.  Investment of Funds and Accounts.............................................................  45
   SECTION 5.11.  Moneys to be Held in Trust...................................................................  45
   SECTION 5.12.  Repayment to the Lessee from the Funds.......................................................  46
ARTICLE VI.  REDEMPTION OF BONDS...............................................................................  46
   SECTION 6.01.  Privilege of Redemption and Redemption Price.................................................  46
   SECTION 6.02.  Selection of Bonds to be Redeemed............................................................  46
   SECTION 6.03.  Notice of Redemption.........................................................................  46
   SECTION 6.04.  Payment of Redeemed Bonds....................................................................  47
   SECTION 6.05.  Cancellation of Redeemed Bonds...............................................................  48

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
ARTICLE VII.  PARTICULAR COVENANTS.............................................................................   48
   SECTION 7.01.  Agency's Obligations Not to Create a Pecuniary Liability.....................................   48
   SECTION 7.02.  Payment of Principal and Interest............................................................   48
   SECTION 7.03.  Performance of Covenants; Authority..........................................................   48
   SECTION 7.04.  Books and Records; Certificate as to Defaults................................................   49
   SECTION 7.05.  Lease Agreement..............................................................................   49
   SECTION 7.06.  Creation of Liens; Indebtedness; Sale of Facility............................................   49
   SECTION 7.07.  Ownership; Instruments of Further Assurance..................................................   49
   SECTION 7.08.  Recording and Filing.........................................................................   50
   SECTION 7.09.  Records Held of the Trustee..................................................................   50
   SECTION 7.10.  Rights of the Bank...........................................................................   50
   SECTION 7.11.  Consent of the Trustee.......................................................................   51
ARTICLE VIII.  EVENTS OF DEFAULT; REMEDIES OF BONDHOLDERS......................................................   51
   SECTION 8.01.  Events of Default; Acceleration of Due Date..................................................   51
   SECTION 8.02.  Enforcement of Remedies......................................................................   53
   SECTION 8.03.  (Reserved)...................................................................................   55
   SECTION 8.04.  Application of Revenues and Other Moneys After Default.......................................   55
   SECTION 8.05.  Actions by Trustee...........................................................................   56
   SECTION 8.06.  Bank or Majority Bondholders Control Proceedings.............................................   56
   SECTION 8.07.  Individual Bondholder Action Restricted......................................................   56
   SECTION 8.08.  Effect of Discontinuance of Proceedings......................................................   57
   SECTION 8.09.  Remedies Not Exclusive.......................................................................   57
   SECTION 8.10.  Delay or Omission............................................................................   57
   SECTION 8.11.  Notice of Default............................................................................   57
   SECTION 8.12.  Waivers of Default...........................................................................   57
   SECTION 8.13.  Subrogation Rights of Bank...................................................................   58
ARTICLE IX.  TRUSTEE AND PAYING AGENTS.........................................................................   58
   SECTION 9.01.  Appointment and Acceptance of Duties.........................................................   58
   SECTION 9.02.  Indemnity....................................................................................   59
   SECTION 9.03.  Responsibilities of Trustee..................................................................   59
   SECTION 9.04.  Compensation.................................................................................   60
   SECTION 9.05.  Evidence on Which Trustee May Act............................................................   60
   SECTION 9.06.  Trustee and Paying Agents May Deal in Bonds..................................................   60
   SECTION 9.07.  Resignation or Removal of Trustee............................................................   60
   SECTION 9.08.  Successor Trustee............................................................................   61
   SECTION 9.09.  Resignation or Removal of Paying Agent; Successor............................................   62
   SECTION 9.10.  Appointment of Co-Trustee....................................................................   62
   SECTION 9.11.  No-Conflict Provision........................................................................   63
ARTICLE X.  DISCHARGE OF INDENTURE.............................................................................   63
   SECTION 10.01.  Defeasance..................................................................................   63
ARTICLE XI.  AMENDMENTS OF INDENTURE...........................................................................   65
   SECTION 11.01.  Limitation on Modifications.................................................................   65
   SECTION 11.02.  Supplemental Indentures Without Bondholders' Consent........................................   65
   SECTION 11.03.  Supplemental Indentures With Bondholders' Consent...........................................   66
   SECTION 11.04.  Supplemental Indenture Part of this Indenture...............................................   67
   SECTION 11.05.  Consents of the Bank........................................................................   67
   SECTION 11.06.  Rights of Lessee............................................................................   68
ARTICLE XII.  AMENDMENTS OF RELATED SECURITY DOCUMENTS.........................................................   68
   SECTION 12.01.  Rights of Lessee............................................................................   68
   SECTION 12.02.  Amendments of Related Security Documents Not Requiring Consent of Bondholders...............   68
   SECTION 12.03.  Amendments of Related Security Documents Requiring Consent of Bondholders...................   68

                                      -ii-

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
   SECTION 12.04.  Consent of the Bank...........................................................................  68
   SECTION 12.05.  Amendments, Changes and Modifications to the Letter of Credit or other Security Arrangement...  69
ARTICLE XIII.  THE TENDER AGENT..................................................................................  69
   SECTION 13.01.  Tender Agent - Appointment, Acceptance and Successors.........................................  69
   SECTION 13.02.  Tender Agent - General Responsibilities.......................................................  70
   SECTION 13.03.  Tender Agent - Procedures for Optional Tender of Bonds........................................  71
   SECTION 13.04.  [Reserved]....................................................................................  71
   SECTION 13.05.  Tender Agent - Sources of Funds for the Purchase of Tendered Bonds............................  71
   SECTION 13.06.  Tender Agent - Preparation and Delivery of Replacement Bonds..................................  72
ARTICLE XIV.  THE REMARKETING AGENT..............................................................................  72
   SECTION 14.01.  Remarketing Agent - Appointment, Acceptance and Successors....................................  72
   SECTION 14.02.  Remarketing Agent - General Responsibilities..................................................  73
   SECTION 14.03.  Duties of Remarketing Agent...................................................................  74
ARTICLE XV.  MISCELLANEOUS.......................................................................................  74
   SECTION 15.01.  Evidence of Signature of Bondholders and Ownership of Bonds...................................  74
   SECTION 15.02.  Moneys Held for Particular Bonds..............................................................  74
   SECTION 15.03.  Notices.......................................................................................  75
   SECTION 15.04.  Parties Interested Herein.....................................................................  76
   SECTION 15.05.  Partial Invalidity............................................................................  77
   SECTION 15.06.  Counterparts..................................................................................  77
   SECTION 15.07.  Laws Governing Indenture......................................................................  77
   SECTION 15.08.  No Pecuniary Liability of Agency or Members...................................................  77
   SECTION 15.09.  Payments Due on Saturdays, Sundays and Holidays...............................................  77
   SECTION 15.10.  Priority of Indenture Over Liens..............................................................  77
   SECTION 15.11.  Appendices Incorporated Herein................................................................  77
   SECTION 15.12.  Date for Reference Purposes Only..............................................................  77

                               INDENTURE OF TRUST

         THIS INDENTURE OF TRUST dated as of the date set forth on the cover page hereof, by and between the TOWN OF BABYLON INDUSTRIAL DEVELOPMENT AGENCY, New York, New York, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation duly organized and existing under the laws of the State of New York (the "Agency"), having its principal office at 57 West Sunrise Highway, Lindenhurst, New York 11757, party of the first part, and THE BANK OF NEW YORK, a corporation duly organized, existing and authorized to accept and execute trusts of the character herein set out under the laws of the State of New York, as Trustee under this Indenture of Trust (the "Trustee"), having its principal corporate trust office at 114 West 47th Street, New York, New York 10036, party of the second part,

                                   WITNESSETH:

         WHEREAS, the New York State Industrial Development Agency Act, constituting Title 1 of Article 18-A of the General Municipal Law, Chapter 24 of the Consolidated Laws of New York, as amended (the "Enabling Act") has been heretofore enacted by the Legislature of the State of New York for the purposes, among others, of providing for the creation of industrial development agencies in the several counties, cities, villages and towns in the State of New York, to promote, develop, encourage, assist and advance the job opportunities, health, general prosperity and economic welfare of the people of the State of New York and to improve their prosperity and standard of living; and

         WHEREAS, the Agency has been heretofore established under said Enabling Act pursuant to Chapter 177 of the 1973 Laws of New York, as amended (which Chapter 177 of the 1973 Laws of New York, as amended, and the Enabling Act are herein collectively called the "Act") and is authorized to acquire real property and interests therein, buildings and other improvements thereon and machinery and equipment in connection therewith for the purposes set forth above, and to lease the same as herein more particularly described; and

         WHEREAS, the Agency is further authorized by the Act to issue its special obligation bonds payable solely from and secured by the revenues derived from the leasing of the land, buildings and other improvements and the machinery and equipment so acquired; and

         WHEREAS, to accomplish the purposes of the Act the Agency has entered into negotiations with Technology Flavors & Fragrances, Inc. (the "Lessee") in order to assist the Lessee with respect to the acquisition of a manufacturing facility within the Town of Babylon, consisting of the acquisition of real property and the renovation and improvement of an approximately 58,684 square foot manufacturing facility and the acquisition and installation of furniture and fixtures and other equipment in connection therewith, all for use by the Company in its business of manufacturing flavors and fragrance products, to be located at 10 Edison Street East, Amityville, New York, Block 2, Lot 15.001, within the Town of Babylon;

         WHEREAS, the Agency has determined that the Project (as defined herein) is necessary to provide employment in, and is beneficial for the economy and prosperity of, the inhabitants of the Town of Babylon and is reasonably necessary to induce the Lessee to proceed with the Project; and

         WHEREAS, as a result of such negotiations the Lessee has requested the Agency to issue its Variable Rate Demand Industrial Development Revenue Bonds, Series 2002 (Technology Flavors & Fragrances, Inc. Project) (Federally Taxable) (the "Series 2002 Bonds") in an aggregate principal amount of $2,200,000 to finance a portion of the costs of the Project; and

         WHEREAS, the Agency on December 20, 2001 adopted a resolution authorizing the Project and the issuance of the Series 2002 Bonds to finance a portion of the costs of the Project (the "Bond Resolution"), and thereupon to acquire the Facility (as defined herein) from the Lessee pursuant to a deed (the "Deed") and the leasing of the Facility to the Lessee; and

         WHEREAS, contemporaneously with the execution of this Indenture of Trust, the Agency and the Lessee have entered into a Lease Agreement of even date herewith (the "Lease Agreement") providing for the financing of a portion of the costs of the Project by the Agency and the leasing of the Facility to the Lessee; and

         WHEREAS, to provide funds for a portion of the costs of the Project and for incidental and related costs and to provide funds to pay the costs and expenses of the issuance of the Series 2002 Bonds hereinafter mentioned, the Agency has authorized the issuance of the Series 2002 Bonds pursuant to the Act, the Bond Resolution and this Indenture; and

         WHEREAS, the Lessee initially has entered into a Reimbursement Agreement of even date herewith (the "Reimbursement Agreement") with Wells Fargo Credit, Inc. (the "Bank") pursuant to which the Bank has caused Wells Fargo Bank, National Association, acting as agent for the Bank (the "Issuing Agent"), to issue an irrevocable, direct pay letter of credit in favor of the Trustee for the benefit of the Holders of the Bonds to secure the payment of the principal and Purchase Price of, and fifty (50) days of accrued interest on, the Series 2002 Bonds at an assumed interest rate of ten per centum (10%) per annum; and

         WHEREAS, the obligations of the Lessee to the Bank under the Reimbursement Agreement and the other Security Documents, are to be secured by, among other things, a fee and leasehold mortgage on and security interests in the Facility to be granted by the Agency and the Lessee to the Bank;

         WHEREAS, in order to further secure the payment of the Series 2002 Bonds, the Lessee has entered into the Guaranty Agreement of even date herewith, by the Lessee in favor of the Trustee, the Bank and the Issuing Agent, whereunder the Lessee guarantees the payment of the principal and Purchase Price of, and redemption premium, if any, and interest on, the Series 2002 Bonds and any reimbursement obligations of the Lessee owed to the Bank and the Issuing Agent under the Reimbursement Agreement and in respect of the Letter of Credit in respect of such payments; and

         WHEREAS, the Lessee shall have the right under the Lease Agreement to provide a substitute letter of credit for the then existing letter of credit pursuant to a reimbursement agreement with the issuer thereof, in which event said letter of credit shall be deemed the Letter of Credit and said reimbursement agreement shall be deemed the Reimbursement Agreement herein; and

         WHEREAS, from time to time additional bonds (the "Additional Bonds"; the Series 2002 Bonds and any and all Additional Bonds constituting the "Bonds") may be issued hereunder as additional moneys may be necessary to finance the cost of completing the Project, providing funds in excess of the net proceeds for insurance or eminent domain to repair, relocate, replace, rebuild or restore the Facility in the event of damage, destruction or taking by eminent domain, providing extensions, additions or improvements to the Facility, refunding outstanding Series 2002 Bonds or any such Additional Bonds or funding a debt service reserve fund; and

         WHEREAS, the Series 2002 Bonds and the Trustee's Certificate to be endorsed thereon are all to be in substantially the form thereof attached as Appendix F hereto, with necessary and appropriate variations, omissions and insertions as permitted or required by this Indenture of Trust; and

         WHEREAS, all things necessary to make the Bonds when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal special obligations of the Agency according to the import thereof, and to constitute this Indenture a valid pledge and assignment of the lease rentals, revenues and receipts herein made to the payment of the principal of, Sinking Fund Installments for, redemption premium, if any, and interest on the Bonds, have been done and performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, THIS INDENTURE
WITNESSETH:

         That the Agency in consideration of the premises and of the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the Holders and owners thereof, and of the issuance of the Letter of Credit by the Bank (or its Issuing Agent, if any) and of the sum of One Dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of the Bonds and the indebtedness represented thereby and the redemption premium, if any, and interest on the Bonds according to their tenor and effect and the performance and observance by the Agency of all the covenants expressed or implied herein and in the Bonds, and in order to further secure all amounts due to the Bank (and its Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents, does hereby grant, bargain, convey, transfer, grant a security interest in, pledge and assign unto The Bank of New York, as Trustee, and unto the Bank (and its Issuing Agent, if any), and unto their respective successors in trust, and to their respective assigns, forever for the securing of the performance of the obligations of the Agency hereinafter set forth and the payment of amounts owed by the Lessee to the Bank (and its Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents, the following:

                                GRANTING CLAUSES

                                        I

         All right, title and interest of the Agency in and to the Lease Agreement, including all lease rentals, revenues and receipts payable or receivable thereunder, excluding, however, the Agency's Reserved Rights, which Reserved Rights may be enforced by the Agency and the Trustee jointly or severally subject to the limitations contained in the Lease Agreement and this Indenture.

                                       II

         All moneys and securities from time to time held by the Trustee under the terms of this Indenture including amounts set apart and transferred to the Project Fund, the Renewal Fund, the Bond Fund, the Lease Payments Fund or any special fund (other than any special fund established under Section 4.3 of the Lease Agreement), and all investment earnings of any of the foregoing, subject to disbursements from the Project Fund, the Renewal Fund or any such special fund in accordance with the provisions of the Lease Agreement and this Indenture.

                                       III

         Any and all other property of every kind and nature from time to time which was heretofore or hereafter is by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred, as and for additional security hereunder, by the Agency or by any other person, firm or corporation with or without the consent of the Agency, to the Trustee which is hereby authorized to receive any and all such property at any time and at all times to hold and apply the same subject to the terms hereof.

         TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in trust and to them and their assigns forever for the benefit of the Holders of the Bonds and to the Bank (and its Issuing Agent, if any) and its successors and assigns as security for amounts owed by the Lessee to the Bank (and its Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents;

         IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all Holders and owners of the Bonds issued under and secured by this Indenture, without privilege, priority or distinction as to lien or otherwise of any of the Bonds over any of the others of the Bonds, except as otherwise expressly provided in this Indenture, and for the benefit, security and protection of the Bank (and its Issuing Agent, if any) with respect to the payment of all obligations to the Bank (and its Issuing Agent, if any) pursuant to the Reimbursement Agreement and the other Security Documents, provided, however, that if the Agency, its successors or assigns, shall well and truly pay, or cause to be paid, the principal and any applicable redemption premium, of the Bonds and the interest due or to become due thereon, at the times and in the manner provided in the Bonds according to the true intent and meaning thereof and shall make the payments into the Bond Fund as required under this Indenture or shall provide, as permitted hereby, for the payment thereof by depositing or causing to be deposited with the Trustee sufficient amounts, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, and if all amounts due to the Bank (and its Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents shall be paid in full and the Letter of Credit shall have been returned to the Bank (or its Issuing Agent, if any) for cancellation, then upon such final payments this Indenture and the rights hereby granted shall cease, determine and be void; otherwise, this Indenture to be and remain in full force and effect.

         THIS INDENTURE FURTHER WITNESSETH that, and it is expressly declared, all the Bonds issued and secured hereunder are to be issued, authenticated and delivered, and all said lease rentals, revenues and receipts hereby pledged are to be dealt with and disposed of, and all obligations owed to the Bank (and its Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents that are secured hereunder are to be dealt with, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Agency has agreed and covenanted, and does hereby agree and covenant with the Trustee, with the respective Holders and owners, from time of the Bonds or any part thereof, and with the Bank (and its Issuing Agent, if any) as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         SECTION 1.01. Definitions. Terms not otherwise defined herein shall have the same meanings as used in Appendices C attached hereto and made a part hereof.

         SECTION 1.02. Construction. (a) In this Indenture, unless the context otherwise requires:

               (i) refer to this Indenture, and the term "hereafter" shall mean after, and the term "heretofore" shall mean before, the date of the execution and delivery of this Indenture.

               (ii) Words of the masculine gender shall mean and include correlative words of the feminine and neuter genders and words importing the singular number shall mean and include the plural number and vice versa.

               (iii) Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

               (iv) Any headings preceding the texts of the several Articles and Sections of this Indenture, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Indenture, nor shall they affect its meaning, construction or effect.

               (v) Whenever the Agency is named or referred to, it shall be deemed to include its successors and assigns whether so expressed or not. All of the covenants, stipulations, obligations and agreements by or on behalf of, and other provisions for the benefit of, the Agency contained in this Indenture shall bind and inure to the benefit of such successors and assigns and shall bind and inure to the benefit of any officer, board, commission, authority, agency or instrumentality to whom or to which there shall be transferred by or in accordance with law any right, power or duty of the Agency, or of its successors or assigns, the possession of which is necessary or appropriate in order to comply with any such covenants, stipulations, obligations, agreements or other provisions hereof.

               (vi) Nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give to, any Person, other than the Agency, the Trustee, the Tender Agent, the Bond Registrar, the Remarketing Agent, the Lessee, the Bank (and its Issuing Agent, if any), the Credit Provider, the Paying Agents and the Holders of the Bonds any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation thereof. All the covenants, stipulations, promises and agreements herein contained by and on behalf of the Agency shall be for the sole and exclusive benefit of the Agency, the Trustee, the Tender Agent, the Bond Registrar, the Remarketing Agent, the Lessee, the Paying Agents, the Bank (and its Issuing Agent, if any), the Credit Provider and the Holders of the Bonds.

                                   ARTICLE II.

                       AUTHORIZATION AND ISSUANCE OF BONDS

           SECTION 2.01. Authorized Amount of Series 2002 Bonds; Pledge Effected by this Indenture. (a) No Bond may be authenticated and delivered under this Indenture except in accordance with this Article. Except as provided in Sections
3.07 and 2.11 hereof, the total aggregate principal amount of Series 2002 Bonds that may be authenticated and delivered hereunder is limited to $2,200,000.

           (b) The proceeds of the Series 2002 Bonds deposited in the Project Fund and certain of the lease rentals, receipts and revenues derived from or in connection with the Facility, including moneys which are required to be set apart, transferred and pledged to the Bond Fund, to the Lease Payments Fund, to the Renewal Fund or to certain special funds (including the investments, if any, thereof) (subject to disbursements from such Funds in accordance with the provisions of this Indenture) are pledged by this Indenture for the payment of the principal, Purchase Price or Redemption Price, if any, of, and interest on, the Series 2002 Bonds, and to the payment of any obligations owed or owing to the Bank (and its Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents. Except as provided in Section 15.02(b) hereof, no amounts derived from a drawing under the Letter of Credit or any Fixed Rate Credit Facility shall be subject to any pledge, lien or security interest in favor of, or shall be payable to, the Bank (or its designee as pledgee of Pledged Bonds). The Series 2002 Bonds, and payment of all obligations owed or owing to the Bank (and its Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents, shall be additionally secured by a pledge and assignment of substantially all of the Agency's right, title and interest in and to the Lease Agreement. The payment of the principal, Purchase Price and Redemption Price of and interest on the Series 2002 Bonds shall be guaranteed by the Lessee pursuant to the Guaranty Agreement. The Series 2002 Bonds shall be further secured pursuant to the Letter of Credit, subject to the provisions of this Indenture. The Series 2002 Bonds shall never constitute a debt of the State nor the Town, and neither the State nor the Town shall be liable thereon. The Series 2002 Bonds shall be the special obligations of the Agency and shall be payable by the Agency as to the principal, Purchase Price or Redemption Price, if any, of the Series 2002 Bonds, Sinking Fund Installments for the Series 2002 Bonds, and interest on the Series 2002 Bonds only from the Funds, special funds and lease rentals, revenues and receipts pledged therefor.

        SECTION 2.02. Issuance and Terms of the Series 2002 Bonds. (a) The
                      -------------------------------------------
Series 2002 Bonds shall initially be dated the date of the original issuance thereof, and thereafter shall be dated in accordance with Section 3.01 hereof.

        (b) The Series 2002 Bonds shall mature on December 1, 2021.

        The Series 2002 Bonds shall bear interest as provided in this Article
II. Interest at the rate determined for any particular Interest Rate Period shall accrue from and including the commencement date of such Interest Rate Period through and including the last day thereof, subject to adjustment to a different Interest Rate Period pursuant to this Indenture; shall be payable on each Interest Payment Date to the Holder of record on the Record Date relating thereto. During the term of the Initial Letter of Credit, interest payable at a rate other than a Term Interest Rate for an Interest Rate Period in excess of one year will be computed on the basis of a 365 or 366-day year, as applicable, for the actual number of days elapsed, and interest payable at a Term Interest Rate for an Interest Rate Period in excess of one year will be computed on the basis of a 360-day year of twelve 30-day months. Thereafter, interest shall be computed during each Interest Rate Period other than a Term Interest Rate Period on the basis of a 365- or 366-day year, as applicable, for the actual number of days elapsed, and, during each Term Interest Rate Period on the basis of a 360-day year of twelve 30-day months. Initially the Series 2002 Bonds shall bear interest at a Monthly Interest Rate set forth in a certificate of the Remarketing Agent delivered to the Trustee, the Paying Agent, the Agency and the Lessee on or prior to their date of issuance through the first Interest Rate Period, after which date the Interest Rate shall be determined in accordance with this Article II. Notwithstanding anything herein to the contrary, the interest rate borne by the Series 2002 Bonds shall not exceed the Maximum Rate.

        (c) The Series 2002 Bonds shall be numbered from R-1 upward in consecutive numerical order. Series 2002 Bonds issued upon any exchange or transfer hereunder shall be numbered in such manner as the Trustee in its discretion shall determine.

        (d) Except as provided in Sections 2.07(h) and 3.12 hereof, the principal or Redemption Price of the Series 2002 Bonds shall be payable at the corporate trust office of the Trustee in New York, New York, as Paying Agent, or at the corporate trust office of any successor Paying Agent.

        (e) Except as provided in Section 3.12 hereof, interest on the Series 2002 Bonds shall be payable to the Holder of record on the Record Date (1) by check or draft mailed on the Interest Payment Date to the registered owner or
(2) by wire transfer on the Interest Payment Date to any owner of at least $1,000,000 in aggregate principal amount of Bonds upon written notice provided by such Person to the Trustee not later than the Record Date for such interest payment. Interest payments made by check or draft shall be mailed to each owner at his address as it appears on the registration books of the Trustee on the applicable Record Date or at such other address as he may have filed with the Trustee for that purpose. Wire transfer payments of interest shall be made at such wire transfer address in the United States of America as the owner shall specify in his notice requesting payment by wire transfer.

        (f) Interest on overdue principal of, and, to the extent lawful, on overdue premium and interest on, the Series 2002 Bonds will be payable at the rate on such Bonds on the day immediately preceding the default in the payment thereof. Payment of defaulted interest will be made to the Holders of record on the fifth (5th) day (or if such day is not a Business Day, then the next preceding Business Day) immediately preceding the payment thereof.

        SECTION 2.03. Interest Rate Determination Methods.
                      -----------------------------------

        (a) Determination of Interest Rates.
            -------------------------------

              (i)   Determination of Monthly Interest Rate. The Remarketing
                    --------------------------------------
Agent will set a Monthly Interest Rate on or before the date of first authentication and delivery of the Series 2002 Bonds and on or before 4:00 p.m., New York City time, on the first Business Day of each month thereafter during a Monthly Interest Rate Period. Each Monthly Interest Rate shall be in effect for the period beginning on the first Business Day of each month during a Monthly Interest Rate Period and ending on the last day preceding the first Business Day of the next succeeding month. The Monthly Interest Rate shall be the minimum rate of interest which, in the opinion of the Remarketing Agent, would be necessary to sell the Series 2002 Bonds on such date of determination in a secondary market sale at the principal amount thereof. The Monthly Interest Rate shall not exceed the Maximum Rate.

        If the Remarketing Agent shall not have determined a Monthly Interest Rate for any month, the Monthly Interest Rate shall be the same as the Monthly Interest Rate for the immediately preceding Monthly Interest Rate Period. If for any reason a Monthly Interest Rate so determined for any month shall be held to be invalid or unenforceable by a court of law, the Monthly Interest Rate for such month shall be a percentage per annum equal to Thirty-Day LIBOR plus 200 basis points.

              (ii)  Determination of Term Interest Rate. During each Term
                    -----------------------------------
Interest Rate Period, the Series 2002 Bonds shall bear interest at the Term Interest Rate determined by the Remarketing Agent on a Business Day, selected by such Remarketing Agent, not more than fifteen (15) days prior to and not later than the effective date of such Term Interest Rate Period with respect to the Series 2002 Bonds. The Term Interest Rate shall be the minimum rate of interest which, in the opinion of the Remarketing Agent, would be necessary to sell the Series 2002 Bonds on such date of determination in a secondary market sale at the principal amount thereof.

        If the Remarketing Agent shall not have determined a Term Interest Rate or if for any reason a Term Interest Rate determined by the Remarketing Agent for any Term Interest Rate Period shall be held to be invalid or unenforceable by a court of law, the Term Interest Rate for such Term Interest Rate Period shall be the lesser of (1) the minimum rate of interest (not less than 80% of the Term Rate Index) which, in the opinion of the Remarketing Agent, would be necessary to sell the Series 2002 Bonds on such date of determination in a secondary market sale at the principal amount thereof (without regard to accrued interest) and (2) 120% of the Term Rate Index. If for any reason any Term Interest Rate for any Term Interest Rate Period cannot be determined as hereinabove provided, such Term Interest Rate for such Term Interest Rate Period shall be a percentage per annum equal to the Alternate Term Rate Index.

              (iii) Opinion of Bond Counsel. Notwithstanding the foregoing
                    -----------------------
provisions of this Section 2.03(a), the Series 2002 Bonds shall not bear interest at a rate determined as a percentage of the Base Rate, the Treasury Rate, the Term Rate Index or the Alternate Term Rate Index unless (A) the Trustee is first furnished with an opinion of Nationally Recognized Bond Counsel, delivered at the expense of the Lessee, to the effect that the change in the rate borne by the Series 2002 Bonds to such interest rate by itself (1) is lawful under the Act and is authorized or permitted hereby, and (2) will not adversely affect the validity of the Series 2002 Bonds and (B) if applicable, the Letter of Credit provides for the Applicable Principal and Interest Coverage. If such opinion is not furnished to the satisfaction of the Trustee and the Remarketing Agent, the Series 2002 Bonds shall continue to bear interest at the then current Interest Rate.

        (b) Change in Interest Rate Determination Methods.
            ---------------------------------------------

               (i)  Adjustment to Monthly Interest Rate. The Lessee, by written
                    -----------------------------------
direction to the Agency, the Trustee and the Remarketing Agent, may elect at any time prior to adjustment to a Term Interest Rate Period ending December 1, 2021 that any or all of the Series 2002 Bonds shall bear, or continue to bear, interest at a Monthly Interest Rate. Such direction shall (1) specify the effective date of such adjustment to a Monthly Interest Rate which shall be (A) a Business Day not earlier than the thirtieth day following the third Business Day after the date of receipt by the Trustee of such direction, and (B) on the day immediately following the last day of the then current Term Interest Rate Period (provided, however, that, if prior to the making of such election, any Bond shall have been called for redemption and such redemption shall not have theretofore been accomplished, the effective date of any such Monthly Interest Rate Period shall not precede such redemption date); and (2) specify the dates on which Holders of affected Bonds are required to deliver their Bonds for mandatory tender on such effective date and that Holders of such Bonds shall have no right to retain their Bonds after such date.

        For the first month or portion thereof in a Monthly Interest Rate Period, the Monthly Interest Rate shall be in effect from the first day of the Monthly Interest Rate Period through the last day preceding the first Business Day of the next succeeding month. Thereafter, each Monthly Interest Rate shall be in effect for the period beginning on the first Business Day of each month during a Monthly Interest Rate Period and ending on the last day preceding the first Business Day of the next succeeding month.

               (ii) Adjustment to or Continuation of Term Interest Rate at the
                    ----------------------------------------------------------
Direction of the Lessee. The Lessee, by written direction to the Agency, the
-----------------------
Trustee and the Remarketing Agent, may elect at any time prior to adjustment to a Term Interest Rate Period ending December 1, 2021 that any or all of the Series 2002 Bonds shall bear, or continue to bear, interest at a Term Interest Rate or Rates, and if the Lessee shall so elect, shall determine the duration of the Term Interest Rate Period or Periods during which the Series 2002 Bonds shall bear interest at such Term Interest Rate or Rates. Such direction shall:

                    (1) specify the effective date of each such Term Interest Rate Period which shall be (A) a Business Day (a) not earlier than the thirtieth day following the third Business Day after the date of receipt by the Trustee of such direction and (b) which is the first Business Day of a calendar month, and (B) in the case of an adjustment from a Term Interest Rate Period, the day immediately following the last day of the then current Term Interest Rate Period (provided, however, that if prior to the making of such election, any Bonds shall have been called for redemption and such redemption shall not have theretofore been effected, the effective date of any such Term Interest Rate Period shall not precede such redemption date);

                    (2) specify (A) the last day of such Term Interest Rate Period and (B) any revisions to the table set forth in Section 2.04(a)(iii) hereof, provided that such revisions have been previously approved by the Remarketing Agent as provided in such Section; and

                    (3) specify the dates on which Holders of affected Bonds are required to deliver any such Bonds held by the Holders thereof for mandatory tender on such effective date and that Holders of such Bonds shall have no right to retain their Bonds after such date.

        At the time the Lessee so elects an adjustment to a Term Interest Rate or Rates, the Lessee may specify one or more consecutive Term Interest Rate Periods and, if the Lessee so specifies, shall specify the duration of each such Term Interest Rate Period as provided in this Section 2.03(b)(ii); provided, however, that in no event shall the last day of such consecutive Term Interest Rate Periods be after December 1, 2021.

        Notwithstanding any other provision in this Indenture to the contrary, the Lessee shall maintain a Letter of Credit for the Series 2002 Bonds for each Interest Rate Period other than a Term Interest Rate Period ending December 1, 2021. For any Term Interest Rate Period ending December 1, 2021, the Lessee shall maintain a Fixed Rate Credit Facility meeting the requirements of Section
2.12 hereof, unless upon adjustment to such Term Interest Rate Period (i) the Agency in writing waives such requirement and (ii) the Remarketing Agent determines that maintenance of a Fixed Rate Credit Facility is not necessary for the remarketing of the Bonds upon adjustment to such Term Interest Rate Period. On and after the date of any such adjustment of Bonds to a Term Interest Rate Period ending December 1, 2021, neither the Lessee nor the Remarketing Agent shall have any right hereunder to elect to adjust the Series 2002 Bonds to another Interest Rate Determination Method.

        If, at least three Business Days prior to the ninth day before the last day of any Term Interest Rate Period with respect to the Series 2002 Bonds (other than a Term Interest Rate Period ending December 1, 2021), the Lessee has not elected that the Series 2002 Bonds shall bear interest at a Monthly Interest Rate or another Term Interest Rate, the next succeeding Interest Rate Period with respect to the Series 2002 Bonds shall be a Term Interest Rate Period of the same duration as the immediately preceding Term Interest Rate Period; provided, however, that if such Term Interest Rate Period would end after December 1, 2021, such Term Interest Rate Period shall be adjusted to end on December 1, 2021.

               (iii) Adjustment in Interest Rate Determination Method by
                     ---------------------------------------------------
Remarketing Agent. At any time during a Monthly Interest Rate Period or a Term
-----------------
Interest Rate Period (which does not exceed 360 days in duration), the Remarketing Agent with the consent of the Lessee, by written direction to the Agency, the Trustee and the Lessee, may direct that the Interest Rate Determination Method on any or all of the Series 2002 Bonds be changed to another Interest Rate Determination Method (except for a Term Interest Rate Period which exceeds 360 days in duration), if in the judgment of the Remarketing Agent such a change would produce the greatest likelihood of the lowest overall interest cost on the Series 2002 Bonds for a period of at least 90 days. Such written direction shall be in such form, be given at such times and contain such information as would be required of a Lessee direction under
Section 2.03(b)(i) and (ii) hereof, with respect to adjustments to the Monthly Interest Rate Period or Term Interest Rate Period, respectively, and such direction shall have the same effect and such adjustment shall take effect on the same dates as if the direction had been given or the adjustments had been made by the Lessee.

               (iv)  General Provisions Relating to Adjustments Between Interest
                     -----------------------------------------------------------
Rate Determination Methods. Anything contained in this Section 2.03 to the
--------------------------
contrary notwithstanding, the Interest Rate Determination Method shall not be changed to a different Interest Rate Determination Method for less than all of the Series 2002 Bonds Outstanding unless (i) the Letter of Credit then in effect permits a draw thereunder for the Applicable Principal and Interest Coverage for all Series 2002 Bonds for which a Letter of Credit must be maintained, (ii) the Remarketing Agent shall have given written consent to such change, (iii) the Rating Agency shall have confirmed the rating on the Series 2002 Bonds Outstanding and (iv) the Lessee or the Remarketing Agent, as the case may be, shall specify in a written direction given pursuant to this Section 2.03, (w) the new Interest Rate Determination Method, (x) the effect of such change on the then-existing ratings assigned the Series 2002 Bonds, (y) the portion of the Series 2002 Bonds to be changed to the new Interest Rate Determination Method and (z) the principal amount of Bonds currently having a particular Interest Rate Determination Method to be so changed. The specific Series 2002 Bonds to be changed to the new Interest Rate Determination Method pursuant to the preceding sentence shall be selected by the Lessee, or the Remarketing Agent with the consent of the Lessee, as the case may be, in such manner as the Lessee, or the Remarketing Agent with the consent of the Lessee, as the case may be, in its sole discretion may deem proper.

        After a final determination requiring redemption of any Bonds pursuant to the redemption provisions set forth in Section 2.04(e) hereof, no change in Interest Rate Determination Methods for the Series 2002 Bonds may be made.

         Notwithstanding any provision of this Section 2.03(b) to the contrary, no adjustment shall be made from one Interest Rate Determination Method to another Interest Rate Determination Method pursuant to this Section 2.03(b) if
(1) any condition to any such change required under Section 2.03(b) hereof has not been satisfied or (2) less than all of the Series 2002 Bonds subject to mandatory tender upon such change shall have been remarketed or (3) during the term of the Initial Letter of Credit, less than all Bonds secured by the Letter of Credit shall be subject to such change. In no event shall any change in any Interest Rate Determination Methods be made without the prior written consent of the Bank, except that no consent of the Bank shall be required if (i) the Lessee elects to continue in any then-existing Interest Rate Determination Method, (ii) the Lessee or the Remarketing Agent elects to adjust all of the Bonds to bear interest for a different Interest Rate Period with a term not exceeding 360 days or (iii) the Lessee elects to adjust all Bonds to bear interest in a Term Interest Rate Period ending December 1, 2021. In no event may the Lessee elect to adjust the Series 2002 Bonds to a Term Interest Rate Period in excess of 360 days during the term of the Initial Letter of Credit unless a Substitute Letter of Credit is provided therefor or the Initial Letter of Credit is amended or supplemented to provide for Applicable Principal and Interest Coverage.

         In the event that any condition to a change in the Interest Rate Determination Method required pursuant to Section 2.03(b) hereof has not been satisfied, the effective Interest Rate Determination Method shall be as set forth in the Trustee's notice described in the following sentence. The Trustee shall mail a notice to all Bondholders to whom the Trustee had sent notice of the change under Section 2.03(c) hereof stating that the proposed change in the Interest Rate Determination Method will not become effective and that (1) at any time during a Monthly Interest Rate Period no change will be made and that the Interest Rate Determination Method from which the change was attempted will remain in effect and (2) during a Term Interest Rate Period, the Interest Rate Determination Method will be changed to a Monthly Interest Rate Period.

         If, in the judgment of the Remarketing Agent and with the consent of the Lessee, the method of payment of principal, interest and Purchase Price of Bonds should be changed from immediately available funds to some other type of funds in connection with a change in the Interest Rate Determination Method, the Remarketing Agent shall designate such other type of funds in writing to the Agency, the Lessee and the Trustee at least 15 days (35 days, upon a change to a Term Interest Rate) prior to the effective date of such change.

         (c) Notice to Bondholders of Change in Interest Rate Determination
             --------------------------------------------------------------
Method. When a change in the Interest Rate Determination Method is to be made,
------
the Trustee will prepare and send a notice to the Bondholders affected thereby, the Agency, the Remarketing Agent and the Bank (and its Issuing Agent, if any) by first-class mail, postage prepaid, at least 30 days, but not more than 60 days, before the effective date of the change. The notice will be substantially in the form set forth in the appendices hereto as "Form of Notice of Mandatory Tender" and will state:

                 (i) that the Interest Rate Determination Method will be changed (or continued, in the case of a Term Interest Rate) and a description of the new Interest Rate Determination Method;

                 (ii) any conditions to such change and, upon the satisfaction of such conditions, the that the Remarketing Agent will provide the initial interest rate upon request and a description of the manner of making such request;

                 (iii) that the Remarketing Agent will provide the initial interest rate upon request and a description of the manner of making such request;

                 (iv) the Interest Payment Dates, Record Dates and method of payment of principal, Purchase Price and Redemption Price of, and interest on, the Series 2002 Bonds for the new Interest Rate Determination Method;

          (v) if the Letter of Credit is Expiring or Terminating on or before the effective date of the change, or if there is to be one or more Letters of Credit in effect after such effective date, information identifying and relating to them;

          (vi) whether the Bondholders have a right to put their Bonds after the effective date of the change and, if they do, the procedures to follow;

          (vii) that mandatory tender will occur on the effective date of the change as provided in the Series 2002 Bonds and that Holders of such Series 2002 Bonds shall have no right to retain their Bonds after such date;

          (viii) all the information required by this Indenture to be included in a Notice of Mandatory Repurchase as set forth in Section 2.06 hereof;

          (ix) the redemption provisions that are applicable to the Series 2002 Bonds after the effective date of the change; and

          (x) any ratings assigned the Series 2002 Bonds by the Rating Agency effective on the change, or that any existing rating is being reduced or withdrawn as a result of the simultaneous Expiration or Termination of the Letter of Credit or otherwise.

     In addition, if the change is to a Term Interest Rate Period, the notice will state:

                  (1) the duration of the Term Interest Rate Period;

                  (2) the Term Interest Rate for such Term Interest Rate Period will be determined not later than the effective date thereof;

                  (3) the manner in which such Term Interest Rate may be obtained from the Remarketing Agent;

                  (4) that during the Term Interest Rate Period, Bonds may be issued in denominations of $5,000 or any integral multiple of $5,000;

                  (5) that if the Term Interest Rate Period is longer than one
     (1) year, the short-term rating assigned to the Series 2002 Bonds by the Rating Agency, if any, shall no longer be applicable to the Series 2002 Bonds; and

                  (6) if the Term Interest Rate Period will end on December 1, 2021, that a Fixed Rate Credit Facility or that no Fixed Rate Credit Facility will secure payment of the principal of and interest on the Series 2002 Bonds, as the case may be, information relating to and identifying the Fixed Rate Credit Facility and the Credit Provider issuing such Fixed Rate Credit Facility if one is required and that after adjustment to such Term Interest Rate Period no adjustments to another Interest Rate Determination shall be permitted under this Indenture.

     (d)  Notification of Interest Rate and Conclusiveness of Interest Rates.
          ------------------------------------------------------------------
The Remarketing Agent will give notice of its determination of interest rates applicable to the Series 2002 Bonds to the Trustee, the Lessee, the Bank (and its Issuing Agent, if any) and, upon request, to the Agency, in writing (which may be in telecopy form) or by telephone promptly confirmed in writing, by the close of business, New York City time, on the date of determination thereof. The Trustee shall make such interest rates available to any holder of the Series 2002 Bonds requesting the same.

     The interest rates determined by the Remarketing Agent or otherwise determined as provided in this Indenture and contained in the records of the Trustee will be conclusive and binding on the Agency, the Lessee, the Bank (and its Issuing Agent, if any), the Trustee, the Paying Agent, the Tender Agent, the Bond Registrar, the Remarketing Agent, the Credit Provider, if any, and the Bondholders, absent manifest error.

     (e) Establishment of Alternate Rate. The Agency and the Trustee, with the
         -------------------------------
consent of the Bank and the Lessee, shall be authorized to amend or supplement this Indenture pursuant to Section 11.02(a)(13) hereof to provide for (or subsequently modify) an alternate rate determination method ("Alternate Rate"). Such amendment shall specify the period for payment of the interest ("Alternate Rate Period"), the intervals and dates at which the Alternate Rate will be set by the Remarketing Agent and the intervals and procedures by which the Series 2002 Bonds may be tendered for purchase. These changes will be noted on the Series 2002 Bonds or an amended Bond form will be provided for in the amendment in order to reflect them.

     A change to an Alternate Rate from another Interest Rate Determination Method will cause a mandatory tender of the Series 2002 Bonds. The notice requirements of Section 2.03(b) hereof will apply to any such change. The effective date of a change to an Alternate Rate must be the first day of an Interest Rate Period and cannot be during a period in which the Series 2002 Bonds bear interest at a Term Interest Rate (unless such change occurs on the day following the last day of the related Term Interest Period).

     Each Alternate Rate will be set at the minimum rate necessary for the Remarketing Agent to sell the Series 2002 Bonds on the day the rate is set at their principal amount.

     The amendment or supplement shall establish an index and/or method by which the rate will be set, to be used in the event that for any reason the Remarketing Agent does not set an Alternate Rate for an Alternate Rate Period or a court holds that the rate set for the Alternate Rate Period is invalid or unenforceable.

     SECTION 2.04. Redemption of Bonds.
                   -------------------

     (a)  General Optional Redemption.

             (i)   Optional Redemption During Monthly Interest Rate Period. When
                   -------------------------------------------------------
interest on the Series 2002 Bonds is payable at a Monthly Interest Rate, the Series 2002 Bonds may be redeemed at 100% of the principal amount thereof with interest accrued to, but excluding, the redemption date, in whole or in part, at the option of the Agency (which option shall be exercised upon the giving of notice by the Lessee of its intention to prepay lease rentals due under the Lease Agreement pursuant to Section 8.1 thereof) at any time.

             (ii)  Optional Redemption at Beginning of Interest Rate Period. On
                   --------------------------------------------------------
the first day of each Interest Rate Period, the Series 2002 Bonds may be redeemed at 100% the principal amount thereof with interest accrued to, but excluding, the redemption date, in whole or in part, at the option of the Agency (which option shall be exercised upon the giving of notice by the Lessee of its intention to prepay lease rentals due under the Lease Agreement pursuant to
Section 8.1 thereof).

             (iii) Optional Redemption at a Premium During Term Interest Rate
                   ----------------------------------------------------------
Period. When the interest on the Series 2002 Bonds is payable at a Term Interest
------
Rate, the Series 2002 Bonds may be redeemed at the option of the Agency (which option shall be exercised upon the giving of notice by the Lessee of its intention to prepay lease rentals due under the Lease Agreement pursuant to
Section 8.1 thereof) at any time in whole or in part on and after the dates and at the Redemption Prices set forth below, together with accrued interest, if any, to but excluding the redemption date:

     Length of Term                          Commencement of
  Interest Rate Period                      Redemption Period                       Redemption Price
  --------------------                      -----------------                       ----------------
More than 15 years                         Tenth anniversary of                 102%, declining by 1/2%
                                           commencement of Term                 every six months until
                                           Interest Rate Period                 reaching 100% and thereafter
                                                                                at 100%.
More than 10, but not more                 Seventh anniversary of               101%, declining by 1/2%
than 15 years                              commencement of Term                 every six months until
                                           Interest Rate Period                 reaching 100% and thereafter
                                                                                at 100%.
More than 5, but not more                  Fourth anniversary of                101%, declining by 1/2%
than 10 years                              commencement of Term                 every six months until
                                           Interest Rate Period                 reaching 100% and thereafter
                                                                                at 100%.
Not more than 5 years                      Not Callable

     During the term of a Letter of Credit, the Lessee may only cause a redemption of Series 2002 Bonds pursuant to this Section 2.04(a)(iii) which would require a payment of a premium if on the date of the giving of notice of redemption the Trustee has Priority Amounts in the Bond Fund or the Lease Payments Fund or can then draw under the Letter of Credit in an amount sufficient to pay such premium due on the date of redemption.

     No later than 45 days prior to the date on which the Interest Rate Determination Method on any Bonds will be changed to a Monthly Interest Rate the Remarketing Agent with the consent of the Lessee or the Lessee may provide written notice to the Trustee, the Agency and the Bank (and its Issuing Agent, if any) of any revisions to the redemption dates and prices set forth in Section 2.04(a)(iii) above, provided that if the Lessee makes such revisions, it shall first obtain the written approval of the Remarketing Agent and shall deliver such approval to the Trustee, together with the notice of the revisions. Any such revisions shall also be subject to the delivery of an opinion of Nationally Recognized Bond Counsel to the effect that such revisions (A) are lawful under the Act and are authorized or permitted hereby, and (B) will not adversely affect the validity of the Series 2002 Bonds.

     (b) Extraordinary Redemption. The Series 2002 Bonds are subject to
         ------------------------
redemption in whole prior to maturity, at the option of the Agency exercised only at the direction of the Lessee, as a whole on any date, upon notice or waiver of notice as provided in this Indenture, at 100% of the unpaid principal amount thereof, plus accrued interest to the date of redemption upon the occurrence of the following events:

          (i) The Facility shall have been damaged or destroyed to such extent that as evidenced by a certificate of an Independent Engineer filed with the Agency, the Bank and the Trustee (A) the Facility cannot be reasonably restored within a period of one year from the date of such damage or destruction to the condition thereof immediately preceding such damage or destruction, (B) the Lessee is thereby prevented or likely to be prevented from carrying on its normal operation of the Facility for a period of one year from the date of such damage or destruction, or (C) the restoration cost of the Facility would exceed the total amount of all insurance proceeds, including any deductible amount, in respect of such damage or destruction; or

          (ii) title to, or the temporary use of, all or substantially all of the Facility shall have been taken or condemned by a competent authority which taking or condemnation results, or is likely to result, in the Lessee being thereby prevented or likely to be prevented from carrying on its normal operation of the Facility for a period of one year from the date of such taking or condemnation, as evidenced by a certificate of an Independent Engineer filed with the Agency, the Bank and the Trustee; or

          (iii) As a result of changes in the Constitution of the United States of America or of the State or of legislative or executive action of the State or any political subdivision thereof or of the United States of America or by final decree or judgment of any court after the contest thereof by the Lessee, the Lease Agreement becomes void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed therein or unreasonable burdens or excessive liabilities are imposed upon the Lessee by reason of the operation of the Facility.

          (iv) The rating of the Bank (or, in the event that the Letter of Credit has been issued by an Issuing Agent, the rating of the Issuing Agent) has been reduced below AA-/A-1+ by the Rating Agency.

     If the Series 2002 Bonds are to be redeemed in whole as a result of the occurrence of any of the events described in paragraphs (i) or (ii) above, the Lessee is required by the Lease Agreement to deliver to the Agency, the Bank (and its Issuing Agent, if any) and the Trustee a certificate of an Authorized Representative of the Lessee stating that, as a result of the occurrence of the event giving rise to such redemption, the Lessee has discontinued, or at the earliest practicable date will discontinue, its operation of the Facility for its intended purposes.

     (c) Mandatory Sinking Fund Installment Redemption. Subject to the
         ---------------------------------------------
provisions of Section 5.06 hereof, the Series 2002 Bonds shall be subject to mandatory redemption by the Agency prior to maturity, in part by lot, at a Redemption Price equal to the principal amount thereof, together with accrued interest to the date of redemption, from mandatory Sinking Fund Installments on December 1 of the years and in the principal amounts set forth below, provided that the amounts of such Sinking Fund Installments shall be reduced by the credits provided for in Sections 5.07(d), (e) and (f) hereof.

         Sinking Fund                                     Sinking Fund
         Installment                Sinking Fund          Installment           Sinking Fund
         Payment Date               Installment           Payment Date          Installment
         ------------               -----------           ------------          ------------
             2002                   $   70,000                2012               $  110,000
             2003                       80,000                2013                  115,000
             2004                       80,000                2014                  120,000
             2005                       85,000                2015                  125,000
             2006                       85,000                2016                  125,000
             2007                       90,000                2017                  130,000
             2008                       95,000                2018                  135,000
             2009                      100,000                2019                  145,000
             2010                      100,000                2020                  150,000
             2011                      105,000                2021*                 155,000

---------------------
*Final maturity.

     (d) Mandatory Redemption from Excess Proceeds. The Series 2002 Bonds shall
         -----------------------------------------
be redeemed in whole or in part prior to maturity in the event and to the extent
(i) excess Bond proceeds shall remain after the completion of the Project as provided in Section 2.2 of the Lease Agreement, (ii) excess title insurance or property insurance proceeds or condemnation awards shall remain after the application thereof pursuant to the Lease Agreement and this Indenture, or (iii) excess proceeds shall remain after the release or substitution of Facility, in each case at a Redemption Price equal to one hundred percent (100%) of the principal amount of the Bonds to be redeemed, together with interest accrued thereon to the date of redemption.

     (e) Reserved.
         --------

     (f) Mandatory Redemption Upon Certain Circumstances. The Series 2002 Bonds
         -----------------------------------------------
are also subject to mandatory redemption prior to maturity, at the option of the Agency, as a whole only, on any date, in the event the Agency shall determine that the Lessee is not operating the Facility or any portion thereof as a qualified "project" under the Act, or is operating the Facility in violation of material applicable law, or if the Lessee is not in compliance with the provisions of Sections 4.5(a)(iii), 4.3, 6.2 and 8.5 of the Lease Agreement, or upon a breach by the Lessee of the representation and warranty contained in
Section 1.5(m) of the Lease Agreement, and the failure of the Lessee to cure such noncompliance within the time periods set forth in the Lease Agreement, upon notice or waiver of notice as provided in this Indenture, at the Redemption Price of one hundred percent (100%) of the unpaid principal amount of the Series 2002 Bonds, together with interest accrued thereon to the date of redemption.

     (g) Reserved.
         --------

     (h) Reserved.
         --------

     (i) Redemption of Bonds permitted or required by this Article II shall be made as follows, and the Trustee shall give the notice of redemption referred to in Section 6.03 hereof in respect of each such redemption:

                    (1) Redemption shall be made pursuant to the general optional redemption provisions of Section 2.04(a) and (b) hereof at such times as are permitted under such Sections and in such principal amounts as the Lessee shall request in a written notice to the Trustee in accordance with Section 8.1 of the Lease Agreement, subject, however, to the provisions of Section 2.04(i) hereof.

                    (2) Redemption shall be made pursuant to the mandatory Sinking Fund Installment redemption provisions of Section 2.04(c) hereof as and when required by this Section without the necessity of any request by, or notification from the Agency or from the Lessee, but subject to the provisions of Section 5.07(d) and (f) hereof.

                    (3) Redemption shall be made pursuant to the mandatory redemption provisions of Section 2.04(d) hereof at the earliest possible date following the deposit of the excess proceeds in the Redemption Account of the Bond Fund, subject to the provisions of
         Section 5.06(a) hereof, without the necessity of any instructions or further act of the Agency or the Lessee.

                    (4) Reserved.

                    (5) Redemption shall be made pursuant to the mandatory redemption provisions of Section 2.04(f) hereof on the date specified therein in the event redemption is required under such circumstances, without the necessity of any instructions or further act of the Lessee.

                    (6) Reserved.

                    (7) Reserved.

     (j) Notwithstanding any other provision of this Section 2.04, the Trustee shall not deliver any notice of redemption for any redemption under Section 2.04(a), (b) or (d) hereof until the Lessee shall deposit sufficient moneys in the Lease Payments Fund to reimburse the Bank for any draw on the Letter of Credit to effect any such redemption; provided, however, that the Bank in its sole discretion may waive the requirement of any such deposit upon written notice delivered to the Agency and the Trustee.

     (k) Under no circumstances shall the Trustee be required to use any of its own funds to effect any redemption of Bonds.

     (l) A redemption which qualifies as both a mandatory and optional redemption shall be deemed a mandatory redemption.

     SECTION 2.05. Optional Tender for Purchase.
                   ----------------------------

     (a) Notice Requirements and Purchase Dates.

          (i) During a Monthly Interest Rate Period. When interest on the Series
              -------------------------------------
2002 Bonds is payable at a Monthly Interest Rate, a Holder of any such Bonds may irrevocably tender such Bond for purchase by giving telephonic notice to the Remarketing Agent and the Tender Agent, confirmed in writing to the Remarketing Agent and the Tender Agent (addressed below) by 4:00 p.m., New York City time, on a Business Day that is not later than the seventh Business Day prior to an Interest Payment Date stating the principal amount of the Bond, the Bond number and the date (which must be an Interest Payment Date) on which such Bond is to be purchased.

          (ii) At the End of a Term Interest Rate Period. When interest on the
               -----------------------------------------
Series 2002 Bonds is payable at a Term Interest Rate, a Holder of any such Bond may irrevocably tender such Bond for purchase on the Business Day after the last day of the Term Interest Rate Period (unless such Term Interest Rate Period terminates on December 1, 2021) by giving telephonic notice to the Remarketing Agent, confirmed in writing to the Remarketing Agent and the Tender Agent (addresses below) by 4:00 p.m., New York City time, on a Business Day at least seven days prior to the first day of the next succeeding Interest Rate Period, stating the principal amount of the Bond and the Bond number of the Bond to be purchased.

     (b) Payment of Purchase Price. The Purchase Price for a Bond tendered to
         -------------------------
the Tender Agent for purchase will be paid in immediately available funds by the close of business on the Purchase Date.

     (c) Notice Addresses. Addresses to which notices in respect of tendered
         ----------------
Bonds shall be given shall be as follows:

Notices to Remarketing Agent:       Roosevelt & Cross, Incorporated
                                    20 Exchange Place
                                    New York, New York 10005
                                    Attention: Public Finance Department
                                    Telephone: (212) 504-9200
                                    Telecopy: (212) 9385

Notices to Tender Agent:            The Bank of New York
                                    c/o United States Trust Company of New York
                                    114 West 47th Street
                                    New York, NY 10036
                                    Attention: Corporate Trust and Agency Group
                                    Telephone: (212) 852-1653
                                    Telecopy:  (212) 852-1625

These addresses may be changed by notice mailed by first-class mail to the Bondholders at their registered addresses.

     (d) Additional Requirements.

                    (1) All Bonds tendered for purchase must be accompanied by an instrument of transfer satisfactory to the Tender Agent, executed in blank by the registered owner with the signature guaranteed by a commercial bank, trust company or member firm of the New York, Midwest or Pacific Stock Exchange.

                    (2) For so long as the Bonds are Book-Entry-Bonds, all or any portion of such Bonds tendered pursuant to this Section 2.05 shall be purchased by the Tender Agent on demand of the Owner thereof on an Optional Tender Date specified by such Owner at the Purchase Price thereof upon:

                    (3) delivery to the Tender Agent at the address set forth in
         Section 2.05(c) hereof of an Optional Tender Notice as required in
         Section 2.05(a) hereof; and

                    (4) delivery by book-entry credit to the account of the Tender Agent on the records of the Securities Depository at or prior to 10:00 a.m., New York City time, on the Optional Tender Date specified in the Optional Tender Notice, of the beneficial ownership interest in the Bonds to be purchased as described in the aforesaid notice.

The right of the Owner to demand purchase of any Bonds or portions thereof may be exercised by any direct participant in the Securities Depository for the Bonds acting on behalf of either any owner of a beneficial ownership interest in such Bonds or any indirect participant in such Securities Depository acting on behalf of any owner of a beneficial ownership interest in such Bonds. The Tender Agent may conclusively rely on a written certification or representation by a person, firm, corporation or other entity that it is acting as a direct participant in the Securities Depository for the Bonds for purposes of this
Section 2.05. The Owner shall be deemed, by delivery by the Owner or by such direct participant of an Optional Tender Notice, to have irrevocably agreed to tender the Bond or applicable portion thereof specified therein to the Tender Agent for purchase on the Optional Tender Date fixed for purchase at a price equal to the Purchase Price.

                    (5) Any Bond, other than a Book-Entry-Bond, shall be purchased by the Tender Agent on demand of the Owner thereof on an Optional Tender Date at the Purchase Price thereof upon:

                    (6) delivery to the Tender Agent of an Optional Tender Notice in the manner and at the address set forth in Sections 2.05(a) and 2.05(c) hereof, respectively; and

                    (7) delivery to the Tender Agent of the Bonds as set forth in Section 2.07(h) hereof.

The Owner shall be deemed, by delivery of an Optional Tender Notice, to have agreed irrevocably to tender the Bond or applicable portion thereof specified therein to the Tender Agent for purchase on the Optional Tender Date fixed for purchase at a price equal to the Purchase Price.

     (e) Notwithstanding any tender of a Bond for purchase pursuant to this
Section 2.05, such Bond shall remain Outstanding under the Indenture until paid in accordance with Section 10.01 hereof.

     (f) The Tender Agent shall, as soon as practicable following receipt of the Optional Tender Notice pursuant to this Section 2.05 hereof, give telephonic or telegraphic notice, promptly confirmed in writing, to the Remarketing Agent and the Trustee setting forth the information set forth in such Optional Tender Notice.

     (g) No Optional Tenders for Purchase During Certain Defaults. Bonds may not
         --------------------------------------------------------
be tendered for purchase during the continuance of an Event of Default pursuant to Sections 8.01(a)(6) or 8.01(a)(7) of this Indenture.

     SECTION 2.06. Mandatory Tender for Purchase
                   -----------------------------

     (a) The Trustee shall prepare and send to the Holders of Series 2002 Bonds subject to mandatory tender for purchase and to the Remarketing Agent, the Tender Agent, the Agency and the Lessee a Notice of Mandatory Tender not more than forty-five (45) days nor less than thirty (30) days before the date on which such Series 2002 Bonds shall be subject to such mandatory tender for purchase (or prompt notice, in the event of a mandatory tender pursuant to Section 2.06(e) hereof). Any Notice of Mandatory Tender will be given by first-class mail, postage prepaid, and will be substantially in the form attached as Appendix D hereto.

     (b) All Series 2002 Bonds secured by the Letter of Credit shall be subject to mandatory tender for purchase on the effective date of an Alternate Rate applicable thereto. If such mandatory tender for purchase is required, the Notice of Mandatory Tender shall include the applicable information required by
Section 2.03(e) hereof.

     (c) All Series 2002 Bonds secured by the Letter of Credit shall be subject to mandatory tender for purchase upon the date of adjustment to a different Interest Rate Determination Method or to a Term Interest Rate Period. For purposes of this Section 2.06(c), a Term Interest Rate Period shall be deemed not to differ from the immediately preceding Term Interest Rate Period if such Interest Rate Periods shall consist of the same number of days but for extension of the immediately preceding Term Interest Rate Period to a day immediately preceding a Business Day. If such mandatory tender for purchase is required, the Notice of Mandatory Tender shall include the applicable information required by
Section 2.03(c) hereof.

     (d) All Series 2002 Bonds secured by the Letter of Credit shall be subject to mandatory tender for purchase on the fifth (5th) Business Day immediately prior to the substitution of a Substitute Letter of Credit for the Letter of Credit unless not less than 50 days prior to such date the Lessee shall deliver or cause delivery of a written confirmation from each Rating Agency to the effect that the substitution of the Substitute Letter of Credit for the Letter of Credit will not, by itself, result in a reduction or withdrawal of its ratings then in effect on the Series 2002 Bonds secured by the Letter of Credit. If such mandatory tender for purchase is required, the Notice of Mandatory Tender shall (i) state the effective date of the substitution, (ii) describe the terms of the Substitute Letter of Credit to be provided, (iii) if applicable, state that one or more of the ratings then assigned to the Series 2002 Bonds secured by the Letter of Credit may be reduced or withdrawn and (iv) if available, state the Rating Category or Categories (including any refinements or graduations thereof) in which the Series 2002 Bonds secured by the Letter of Credit are expected to be rated by the Rating Agency on the effective date of the substitution. Notwithstanding the foregoing, a direct pay letter of credit issued by the issuer of the then existing letter of credit and substantially the same as such existing letter of credit in an amount sufficient to discharge the principal of, and fifty (50) days of accrued interest on, the Series 2002 Bonds at an assumed interest rate of ten percent (10%) per annum shall not be deemed a Substitute Letter of Credit.

     (e) All Series 2002 Bonds secured by the Letter of Credit shall be subject to mandatory tender for purchase on the Business Day specified by the Bank that is not more than five days after receipt by the Trustee of written direction by the Bank, copies of which the Trustee shall give to the Lessee, the Tender Agent and Agency, to cause the mandatory repurchase of such Series 2002 Bonds as a result of the occurrence of an "Event of Default" under the Reimbursement Agreement. If such mandatory tender for purchase is required, the Trustee will prepare and send a notice to all Holders of Bonds, the Agency, the Tender Agent, the Remarketing Agent, the Lessee, and the Bank (and its Issuing Agent, if any) by first class mail, postage prepaid, that such mandatory repurchase will occur on the Business Day specified by the Bank that is not more than five days after the date of receipt by the Trustee of the written direction sent by the Bank, that Holders of the Series 2002 Bonds shall have no right to retain their Bonds after such date so specified and upon such date all Bonds shall be purchased in whole at a Purchase Price equal to the principal amount thereof, without premium, plus accrued interest, if any, to the date of purchase.

     (f) Except during a Term Tender Rate Period ending December 1, 2021, the Series 2002 Bonds shall be subject to mandatory tender on the fifth (5th) Business Day immediately preceding the Termination or Expiration of a Letter of Credit in an amount equal to 100% of the principal amount thereof, together with interest accrued thereon to the date of such tender, in the event a Substitute Letter of Credit is not obtained and delivered to the Trustee at least fifty
(50) days prior to such Expiration or Termination in the manner provided in
Section 2.12 hereof.

     (g) The Series 2002 Bonds are subject to mandatory tender prior to maturity, at the request of the Remarketing Agent, as a whole only, on any date, in the event that due to prevailing market conditions the Remarketing Agent is unable to remarket the Bonds at or below the Maximum Rate, in an amount equal to one hundred percent (100%) of the unpaid principal amount of the Series 2002 Bonds, together with interest accrued thereon to the date of tender.

     (h) [Reserved].

     (i) With respect to any Series 2002 Bonds (other than Book-Entry-Bonds) to be purchased which have not been presented to the Tender Agent for purchase within 60 days after the Purchase Date, the Trustee, at the expense of the Lessee, shall give a second notice of the purchase to the Holder of any such Series 2002 Bonds which have not been presented for purchase, by first-class mail, postage prepaid, within 30 days of the end of such 60-day period.

     (j) All purchases will be made by the Tender Agent in funds immediately available on the Purchase Date and will be at a Purchase Price of 100% of the principal amount of the Bond being purchased plus interest accrued to, but excluding, the Purchase Date. No mandatory purchase of Series 2002 Bonds shall be deemed to be a payment or redemption of the Series 2002 Bonds or of any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds, unless the Lessee otherwise directs the Trustee.

     (k) If the Bonds shall be subject to mandatory purchase pursuant to this
Section 2.06, the Owners of the Bonds shall be required to deliver their Bonds to the Tender Agent as follows: (i) if the Bonds are Book-Entry-Bonds, by delivery by book-entry credit to the account of the Tender Agent on the records of the Securities Depository at or prior to 10:00 a.m., New York City time, on the Mandatory Tender Date specified in the Notice of Mandatory Tender, of the beneficial ownership interest in the Bonds to be purchased as described in the aforesaid notice; and (ii) if the Bonds are not Book-Entry-Bonds, by delivery to the Tender Agent at the address set forth in Section 2.07(h) hereof at or prior to 10:00 a.m. New York City time, on the Mandatory Tender Date of the Bonds.

     SECTION 2.07. Tender, Purchase and Remarketing of Bonds.
                   -----------------------------------------

     (a) Bonds To Be Remarketed. Bonds purchased pursuant to an optional or a
         ----------------------
mandatory tender for purchase as provided herein and in the Series 2002 Bonds will be offered for sale by the Remarketing Agent as provided in this Section except as follows:

          (i) Bonds purchased with moneys representing the proceeds of the initial sale of the Series 2002 Bonds (including but not limited to any moneys described in Section 5.07(d) hereof) will be canceled. The Trustee will inform the Remarketing Agent and the Lessee when any Bonds are purchased with such moneys, and, if any such Bonds are delivered to the Remarketing Agent for purchase, the Remarketing Agent will deliver them to the Trustee for cancellation.

          (ii) Bonds purchased pursuant to an optional or a mandatory tender for purchase after having been called for redemption under a provision in the Series 2002 Bonds will be canceled.

          (iii) Bonds purchased by the Tender Agent with funds drawn under the Letter of Credit shall be deemed to remain Outstanding and the Tender Agent shall promptly register such Bonds in the name of the Bank or its designee to be held pursuant to the Pledge Agreement. Pledged Bonds will not be released to the purchasers thereof until the Bank (and its Issuing Agent, if any) has been reimbursed for the drawings on the Letter of Credit relating to such Pledged Bonds and other amounts due under the Reimbursement Agreement and the other Security Documents and the Bank notifies the Trustee and the Tender Agent by telephone, telecopy or telex, promptly confirmed in writing, that the amount available to be drawn on the Letter of Credit has been reinstated by the amount of funds drawn under the Letter of Credit to purchase such Bonds.

     To the extent the Remarketing Agent has remarketed Pledged Bonds and has received funds representing a payment for such Bonds (the "Remarketing Proceeds") from the purchasers thereof, the Remarketing Agent shall promptly forward the Remarketing Proceeds in immediately available funds by wire transfer (or in such other manner as in acceptable to the Remarketing Agent and the Trustee) to the Tender Agent. The Tender Agent shall hold such Remarketing Proceeds in a segregated account in trust for the benefit of the Bank (and its Issuing Agent, if any) except that if the Letter of Credit is not reinstated (other than with respect to a mandatory tender pursuant to Section 2.06(f) hereof) by an amount equal to the Remarketing Proceeds, then the Trustee shall hold such funds for the benefit of the purchasers which provided such Remarketing Proceeds; provided, however, that upon any such reinstatement by the Bank (or its Issuing Agent, if any), such Remarketing Proceeds shall simultaneously be paid to the Bank.

          (iv) The Remarketing Agent shall not be required to offer Series 2002 Bonds for sale under this Section 2.07, (1) during the continuation of an Event of Default as described in Section 8.01 hereof, or (2) as otherwise provided in the Remarketing Agreement.

          (v) The Series 2002 Bonds subject to mandatory tender for purchase may be remarketed before the Purchase Date therefor only if the purchaser receives a copy of the Notice of Mandatory Tender prior to purchasing such Bond.

          (vi) Any Remarketing Proceeds held by the Remarketing Agent shall be held uninvested or may be invested in Government Obligations which will mature at appropriate times in order to make timely payments to the Bondholders.

     (b) Remarketing Effort. Subject to Section 2.07(a)(v) above, the
         ------------------
Remarketing Agent will offer for sale and use its best efforts to sell all Bonds to be sold as provided in Section 2.07(a) above. Any sale will be at the best obtainable price; provided, however, the Purchase Price may not be lower than the principal amount of the Series 2002 Bonds being sold plus accrued interest, if any, unless consented to by the Lessee and the Bank. The Lessee may direct the Remarketing Agent from time to time to cease and to resume sales efforts with respect to some or all of the Series 2002 Bonds. The Remarketing Agent may buy as principal any Bonds to be offered under this Section.

     When a Letter of Credit is in effect, the Remarketing Agent shall not sell any Bonds to the Agency or the Lessee or any Corporate Guarantor (or any other guarantor of the Bonds) or any subsidiary or Affiliate of either thereof pursuant to this Section 2.07 unless prior to such sale, the Trustee shall have received an unqualified written opinion of Bankruptcy Counsel to the effect that such purchase would not result in a preferential payment to Bondholders pursuant to the provisions of Section 547 of the Bankruptcy Code, 11 U.S.C. ss. 101 et
                                                                           --
seq.
---

     (c) Notices in Respect of Remarketing Proceeds. As early as practicable but
         ------------------------------------------
not later than 10:00 a.m., New York City time, on each Purchase Date, the Remarketing Agent will notify the Trustee, the Tender Agent, the Bank (and its Issuing Agent, if any) and the Lessee by telecopy or telephone, promptly confirmed in writing, of the principal amount of Series 2002 Bonds for which remarketing proceeds are not on hand.

     (d) Liquidity Drawing. Promptly upon receipt of notice from the Remarketing
         -----------------
Agent set forth in Section 2.07(c) above, and in any event not later than 11:00 a.m., New York City time, on such Purchase Date, the Trustee shall draw on the Letter of Credit in immediately available funds in an amount equal to the principal amount of the tendered Series 2002 Bonds, plus accrued interest thereon to the Purchase Date, for which remarketing proceeds are not on hand with the Remarketing Agent as set forth in such notice received pursuant to
Section 2.07(c) and deliver the proceeds of any such drawing to the Tender Agent by not later than close of business of the Purchase Date. In the event that no such notice is received by the Trustee, the Trustee shall draw on the Letter of Credit for the full Purchase Price of Series 2002 Bonds to be tendered or deemed tendered on such date and deliver the proceeds of any such drawing to the Tender Agent.

     (e) Delivery of Remarketing Proceeds. The Remarketing Agent shall deliver
         --------------------------------
to the Tender Agent by no later than 10:30 a.m., New York City time, on each Purchase Date, in immediately available funds, an amount equal to all proceeds of the remarketing of Bonds received pursuant to Section 2.07(b) above. The Remarketing Agent shall promptly deliver to the Tender Agent any remarketing proceeds received thereafter, and the Tender Agent shall promptly upon receipt thereof transfer such remarketing proceeds to the Bank for the account of the Lessee.

     (f) Delivery of Remarketed Bonds. Except as otherwise provided in
         ----------------------------
subsection (g) below, the Tender Agent will by the close of business, New York City time, make Bonds available to the Remarketing Agent or its designee for redelivery to the purchasers against payment therefor in immediately available funds. The Remarketing Agent will provide the Tender Agent with the registration information as required in Section 2.07(j) hereof not later than 2:00 p.m., New York City time, on the Purchase Date, and the Tender Agent shall be entitled to rely on such directions until otherwise directed (verbally or in writing) by the Remarketing Agent.

     (g) Registration and Transfer of Pledged Bonds. Series 2002 Bonds purchased
         ------------------------------------------
from the proceeds of a drawing on or other realization upon the Letter of Credit shall be registered in the name of the Bank, or its designee as pledgee in accordance with the Pledge Agreement, shall be held by the Trustee and pledged by the Lessee for the benefit of the Bank and deemed to constitute Pledged Bonds (except that any Series 2002 Bond so deemed to have been purchased after selection thereof by the Trustee for redemption shall be held by the Trustee for redemption as provided herein) and may not be transferred on the registration books to a new owner thereof until the Bank shall have been reimbursed to its satisfaction as to interest and principal with respect thereto, and the Letter of Credit shall be reinstated in full, as evidenced by written notice from the Bank (or its Issuing Agent, if any) to the Trustee. Upon receipt of telephonic notice from the Bank, promptly confirmed in writing, the Trustee shall transfer or deliver the Pledged Bonds in accordance with instructions of the Bank and shall take such other actions as may be reasonably required or deemed advisable by the Bank in order to effectively pledge, assign and transfer the Pledged Bonds to the Bank or its designee and perfect the lien and security interest of the Bank in the Pledged Bonds.

     (h) Payment of Purchase Price; Registration and Delivery of Tendered Bonds.
         ----------------------------------------------------------------------
The Tender Agent shall pay the Purchase Price for each tendered Series 2002 Bond at or prior to the close of business, New York City time, on a Purchase Date only if the Holder thereof shall have delivered said Bond to the Tender Agent, within the meaning of Section 2.05 or Section 2.06, as the case may be, prior to 10:00 a.m., New York City time, on such Purchase Date, properly endorsed in blank without any legend or other encumbrance of any kind and funds are available therefor.

     On each Purchase Date, with respect to Book-Entry-Bonds, the Bonds shall remain registered in the name of the Securities Depository, which in the case of DTC shall be Cede & Co; provided, however, that, upon payment to the Owners of the Bonds required to be purchased pursuant to Section 2.05 or 2.06 hereof of the Purchase Price thereof, the Tender Agent shall cause the Securities Depository to register (i) beneficial ownership interests in Bonds remarketed by the Remarketing Agent per the direction of the Remarketing Agent in accordance with Section 2.07(j) hereof; and (ii) beneficial ownership interests in Bonds purchased with amounts drawn under the Letter of Credit, if any, in the name of the Tender Agent, for the benefit of the Bank. Registration of any beneficial ownership interest in Bonds registered in accordance with clause (ii) of the immediately preceding sentence shall not be transferred by the Tender Agent on the records of the Securities Depository for the Bonds in connection with a remarketing of such Bonds until (x) the Tender Agent receives written notice from the Bank (or its Issuing Agent, if any) that a corresponding amount of the Letter of Credit has been reinstated by the Bank (or its Issuing Agent, if any), or (y) a Substitute Letter of Credit has been delivered to the Trustee, in each case such that the amount available to be drawn on the Letter of Credit shall at least equal the principal of the Bonds Outstanding plus 50 days' interest accrued thereon.

     On each Purchase Date, with respect to Bonds other than Book-Entry-Bonds,
(i) Bonds remarketed by the Remarketing Agent shall be registered in accordance with the instructions of the Remarketing Agent, and the Tender Agent, per direction of the Remarketing Agent, shall deliver such Bonds to the new Owners thereof by the close of business, New York City time, on the Purchase Date; and
(ii) Bonds purchased with amounts drawn under the Letter of Credit, if any, shall be promptly registered in the name of the Bank or its designee and delivered to the Bank or its designee, or, at the request of the Bank, held for the benefit of the Bank by the Tender Agent as the Bank's custodian and bailee. No such Bond registered in accordance with clause (ii) of the immediately preceding sentence shall be released for a subsequent remarketing until (x) the Tender Agent receives written notice from the Bank that a corresponding amount of the Letter of Credit has been reinstated by the Bank (or its Issuing Agent, if any), or (y) a Substitute Letter of Credit has been delivered to the Trustee.

     All Series 2002 Bonds subject to either optional tender for purchase (other than Book-Entry-Bonds) or mandatory tender for purchase shall be delivered to the Tender Agent as follows:

          (i) if by hand, to:

                                     The Bank of New York
                                     c/o United States Trust Company of New York
                                     114 West 47th Street, 25th Floor
                                     New York, New York 10036
                                     Attention: Corporate Trust Administration

          (ii) if by mail, to:

                                     The Bank of New York
                                     c/o United States Trust Company of New York
                                     114 West 47th Street, 25th Floor
                                     New York, New York 10036
                                     Attention: Corporate Trust Administration

     (i) Effect of Failure to Deliver Tendered Bonds. If the Purchase Price with
         -------------------------------------------
respect to each tendered Series 2002 Bond has been delivered to the Tender Agent, Series 2002 Bonds that have not been delivered to the Tender Agent shall be deemed tendered, interest thereon shall cease to accrue on the Purchase Date, as the case may be, and the Tender Agent shall hold the Purchase Price thereof in the Purchase Fund for the benefit of such registered Holder pending such delivery pursuant to Section 13.06(a) hereof.

         If a Series 2002 Bond is subject to tender and if such Series 2002 Bond is not delivered to the Tender Agent for purchase, a new Series 2002 Bond in replacement thereof will be authenticated and delivered to the new registered Holder, and the undelivered Series 2002 Bond will cease to bear interest and will be deemed to be no longer outstanding, and, from that date, the registered Holder thereof will be entitled only to the payment of the Purchase Price, including interest accrued only to such Purchase Date.

         (j) Information Concerning Purchasers. By no later than 2:00 p.m., New
             ---------------------------------
York City time, on the Business Day immediately preceding any Purchase Date, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Tender Agent (i) in the case of Book-Entry-Bonds, the names, addresses and taxpayer identification numbers of the purchasers of beneficial ownership interests in Bonds or the direct participants in the Securities Depository for the Bonds acting on their behalf or acting on behalf of an indirect participant of the Securities Depository for the Bonds acting on their behalf, and the aggregate principal amount of such beneficial ownership interests; and (ii) in the case of Bonds other than Book-Entry-Bonds, the names, addresses and taxpayer identification numbers of the purchasers of remarketed Bonds and the denominations of such Bonds to be delivered to each purchaser.

         SECTION 2.08. Original Issuance of the Series 2002 Bonds. The Series
                       ------------------------------------------
2002 Bonds shall be executed in the form and manner set forth in this Indenture and shall be deposited with the Trustee and thereupon shall be authenticated by the Trustee. Upon payment to the Trustee of the proceeds of sale of the Series 2002 Bonds including the interest, if any, accrued on the Series 2002 Bonds to the date of delivery, the Series 2002 Bonds shall be delivered by the Trustee on behalf of the Agency to or upon the order of the purchaser(s) thereof, but only upon receipt by the Trustee of:

         (a) a copy, duly certified by the Secretary, Assistant Secretary, Executive Director or Deputy Executive Director of the Agency, of the Bond Resolution;

         (b) the duly issued Letter of Credit and an original executed counterpart of all other Security Documents;

         (c) a written opinion by Winston & Strawn, Bond Counsel, to the effect that the issuance of the Series 2002 Bonds and the execution thereof have been duly authorized and that all conditions precedent to the delivery thereof have been fulfilled;

         (d) the written order to the Trustee executed by an Authorized Representative of the Agency to authenticate and deliver the Series 2002 Bonds to the purchaser(s) therein identified upon payment to the Trustee for the account of the Agency of the purchase price therein specified, plus accrued interest, if any; and

         (e) a paid title insurance commitment or policy from a title insurer satisfactory to the Trustee and the Agency, in form and substance satisfactory to the Trustee, the Bank and the Agency, insuring the Agency's fee interests in the Facility and insuring the Mortgage as a valid first mortgage lien on the Facility, subject only to the Permitted Encumbrances, containing no exceptions to coverage other than expressly approved by the Trustee, the Agency and the Bank and providing for, among other things, the following:

                         (1) full coverage against mechanics' liens;

                         (2) no survey exceptions other than those approved by the Agency, the Bank and the Trustee;

                         (3) such other matters as the Agency, the Bank and/or the Trustee shall reasonably request.

         SECTION 2.09. Execution of Bonds. The Series 2002 Bonds shall be
                       ------------------
executed on behalf of the Agency by the manual or facsimile signature of the Chairman, Vice Chairman, Executive Director or Deputy Executive Director of the Agency, and the seal of the Agency shall be affixed thereto or imprinted thereon and attested by the manual or facsimile signature of the Secretary or Assistant Secretary or Executive Director or Deputy Executive Director of the Agency. Any facsimile signatures shall have the same force and effect as if the appropriate officers had personally signed each of said Bonds. In case one or any of the officers who shall have signed or attested the Series 2002 Bonds or whose reproduced facsimile signature appears thereon shall cease to be such officer or officers before the Series 2002 Bonds so signed and attested shall have been actually issued and delivered, the Series 2002 Bonds may be issued and delivered as though the person who signed or attested or whose reproduced facsimile signature appears on the Series 2002 Bonds had not ceased to be such officer. Neither the members, directors, officers or agents of the Agency nor any person executing the Series 2002 Bonds shall be liable personally or be subject to any personal liability or accountability by reason of the issuance thereof.

         SECTION 2.10. Authentication. Only such Bonds as shall have endorsed
                       --------------
thereon a certificate of authentication, in substantially the form set forth in the Form of Bond in Appendix F to this Indenture, duly executed by the Trustee, shall be entitled to any right or benefit under this Indenture. No Bond shall be valid or obligatory for any purpose or be entitled to any security or benefit under this Indenture unless and until such certificate of authentication on such Bond shall have been duly executed by the Trustee, and such certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Indenture. The Trustee shall note, with respect to each Bond to be authenticated under this Indenture in the space provided in the certificate of authentication for such Bond, the date of the authentication and delivery of such Bond. The Trustee's certificate of authentication on any Bond shall be deemed to have been duly executed if signed by an authorized signatory of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Series 2002 Bonds.

         SECTION 2.11. Additional Bonds. (a) So long as the Letter of Credit is
                       ----------------
in effect, and the prior written consent the Bank shall have been obtained, one or more Series of Additional Bonds may be issued, authenticated and delivered upon original issuance for the purpose of (i) completing the Project, (ii) providing funds in excess of Net Proceeds to repair, relocate, replace, rebuild or restore the Facility in the event of damage, destruction or taking by eminent domain, (iii) providing extensions, additions, improvements or facilities to the Facility, the purpose of which shall be to constitute a "project" within the meaning of the Act, or (iv) refunding Outstanding Bonds. Such Additional Bonds shall be payable from the lease rentals, receipts and revenues of the Facility including such extensions, additions and improvements thereto. Prior to the issuance of a Series of Additional Bonds and the execution of a Supplemental Indenture in connection therewith, the Agency and the Lessee shall enter into an amendment to the Lease Agreement which shall provide, among other things, that the rentals payable under the Lease Agreement shall be computed so as to amortize in full the principal of and interest on all Outstanding Bonds and any other costs in connection therewith. In addition, the obligor to every other Security Document (including the Bank (or its Issuing Agent, if any) with respect to the Letter of Credit) shall enter into an amendment to such Security Document with the Trustee which shall provide that the amounts guaranteed or otherwise secured thereunder be increased accordingly.

         (b) Each such Series of Additional Bonds shall be deposited with the Trustee and thereupon shall be authenticated by the Trustee. Upon payment to the Trustee of the proceeds of sale of the Additional Bonds, they shall be delivered by the Trustee to or upon the order of the purchaser or purchasers thereof, but only upon receipt by the Trustee of:

                         (1) a copy of the resolution, duly certified by the Secretary, Assistant Secretary, Executive Director or Deputy Executive Director of the Agency, authorizing, issuing and awarding the Additional Bonds to the purchaser or purchasers thereof and providing the terms thereof and authorizing the execution of any Supplemental Indenture and any amendments of or supplements to the Lease Agreement;

                         (2) original executed counterparts of the Supplemental Indenture and an amendment of or supplement to the Lease Agreement expressly providing that, to the extent applicable, for all purposes of the Supplemental Indenture, the Lease Agreement, the Facility referred to therein and the premises leased thereunder shall include the buildings, structures, improvements, machinery, equipment or other facilities being financed, and the Bonds referred to therein shall mean and include the Additional Bonds being issued as well as the Bonds now being issued and any Additional Bonds theretofore issued;

                         (3) a written opinion by Winston & Strawn, Bond Counsel, or other Nationally Recognized Bond Counsel, and appointed by the Agency to the effect that the issuance of the Additional Bonds and the execution thereof have been duly authorized and that all conditions precedent to the delivery thereof have been fulfilled and that the issuance of the Additional Bonds will not affect the validity of any Series of Bonds Outstanding;

                         (4) unless waived by the Agency and the Bank, a certificate of an Authorized Representative of the Lessee and of each other obligor (other than the Agency) to any of the Security Documents to the effect that each such Security Document continues in full force and effect and that no event of default has occurred and is continuing thereunder nor any event which upon notice or lapse of time or both would become an event of default;

                         (5) an original, executed counterpart of the amendment to each Security Document; and

                         (6) a written order to the Trustee executed by an Authorized Representative of the Agency to authenticate and deliver the Additional Bonds to the purchaser or purchasers therein identified upon payment to the Trustee of the purchase price therein specified, plus accrued interest, if any.

         (c)(1) One or more Series of Additional Bonds may be authenticated and delivered upon original issuance to refund ("Refunding Bonds") all Outstanding Bonds or any Series of Outstanding Bonds or any part of one or more Series of Outstanding Bonds. Bonds of a Series of Refunding Bonds shall be issued in a principal amount sufficient, together with other moneys available therefor, to accomplish such refunding and to make such deposits required by the provisions of this Indenture and of the resolution authorizing said Series of Refunding Bonds. In the case of the refunding under this Section 2.11 of less than all Bonds Outstanding of any Series or of any maturity within such Series, the Trustee shall proceed to select such Bonds in accordance with Section 6.02 hereof.

         (2) Refunding Bonds may be authenticated and delivered only upon receipt by the Trustee (in addition to the receipt by it of the documents required by Section 2.11(b) hereof, as may be applicable) of:

         (A) Irrevocable instructions from the Agency to the Trustee, satisfactory to it, to give due notice of redemption pursuant to Section 6.03 hereof to the Holders of all the Outstanding Bonds to be refunded prior to maturity on the redemption date specified in such instructions;(B) Either:

             (ii) moneys in an amount sufficient to effect payment at maturity or upon redemption at the applicable Redemption Price of the Bonds to be refunded, together with accrued interest on such

Bonds to the maturity or redemption date, as the case may be, which moneys shall be held by the Trustee or any Paying Agent in a separate account irrevocably in trust for and assigned to the respective Holders of the Outstanding Bonds being refunded, or

              (iii) Government Obligations in such principal amounts, having such maturities, bearing such interest, and otherwise having such terms and qualifications, as shall be necessary to comply with the provisions of Section
10.01 hereof, and any moneys required pursuant to said Section (with respect to all Outstanding Bonds or any part of one or more series of Outstanding Bonds being refunded), which Government Obligations and moneys shall be held in trust and used only as provided in said Section 10.01.

         (3) The Lessee shall furnish to the Agency and the Trustee at the time of delivery of the Series of Refunding Bonds a report or opinion of an independent certified public accountant or firm of independent certified public accountants to the effect that money and/or Government Obligations (including projected interest payments thereon) have been deposited with the Trustee and/or the Paying Agent (and/or any escrow agent as shall be appointed in connection therewith) to effect payment of the Outstanding Bonds to be refunded at maturity or earlier redemption.

         (d) Each Series of Additional Bonds issued pursuant to this Section shall (i) be equally and ratably secured under this Indenture with the Series 2002 Bonds and all other Series of Additional Bonds, if any, issued pursuant to this Section, without preference, priority or distinction of any Bond over any other Bonds except as expressly provided in or permitted by this Indenture, and
(ii) not result in the withdrawal or reduction of the ratings on the Series 2002 Bonds by the Rating Agency.

         (e) Notwithstanding anything contained herein to the contrary (i) no series of Additional Bonds shall be payable from funds drawn under the Letter of Credit (unless the Letter of Credit shall be increased by an amount at least equal to the principal of, redemption premium, if applicable, and Applicable Principal and Interest Coverage on such series of Additional Bonds), and (ii) no Additional Bonds shall be issued unless each of the Lease Agreement with the Lessee, the Mortgage and the Guaranty Agreement are in effect and, unless waived by the Agency and the Bank (and its Issuing Agent, if any), at the time of issuance there is no Event of Default nor any event which upon notice or lapse of time or both would become an Event of Default. In the event the Letter of Credit is to be increased as provided in clause (i) above, or a different credit facility shall be obtained to secure such Series of Additional Bonds, the Lessee shall obtain a confirmation that the rating from the Rating Agency with respect to the Series 2002 Bonds shall apply to such Series of Additional Bonds or deliver written notice to the proposed initial purchaser or purchasers of such Series of Additional Bonds that such Series shall have a different or no rating. Each Series of Additional Bonds shall be designated by name and by Series and shall have separate funds and accounts.

         SECTION 2.12. Substitute Letters of Credit; Fixed Rate Credit Facility.
                       --------------------------------------------------------
(a) Upon the original issuance of the Series 2002 Bonds, the Initial Letter of Credit shall be an irrevocable, direct pay letter of credit issued by Wells Fargo Bank, National Association, acting as Issuing Agent for Wells Fargo Credit, Inc., providing for payments to or upon the order of the Trustee an amount not to exceed $2,200,000 in principal plus accrued interest for fifty
(50) days at an assumed rate of 10% per annum based on a 365 or 366 day year as applicable, for the actual number of days elapsed.

         (b) The Lessee shall have the right, at any time on or prior to the 50th day prior to the stated Expiration or Termination of any Letter of Credit then in effect, or defeasance of the Series 2002 Bonds secured by such Letter of Credit, if earlier, to obtain and deliver to the Trustee a Substitute Letter of Credit, in accordance with and upon compliance with the provisions and requirements specified in this Section 2.12(b) hereof. Each such Substitute Letter of Credit (i) shall be issued by a Bank acceptable to the Agency (as evidenced by a written notice delivered to the Trustee); (ii) shall become effective no later than the day of the Termination or Expiration of the then existing Letter of Credit; (iii) shall expire no earlier than one year from the date of its effective date, shall provide that funds can be drawn for the purposes and in the amounts (including the Applicable Principal and Interest Coverage) and at the times provided for in this Indenture and shall otherwise be in form and substance reasonably acceptable to the Agency and the Trustee; and (iv) in accordance with Section 3.8 of the Lease Agreement, shall be accompanied upon delivery by (A) a notice of the Lessee, (B) an enforceability opinion, reasonably satisfactory to the Trustee, relating to such Substitute Letter of Credit, reasonably satisfactory to the Agency, the Trustee, the Remarketing Agent and any Rating Agency, (C) an opinion of nationally recognized counsel experienced in securities law to the effect that such Substitute Letter of Credit does not require registration under any applicable federal securities laws, (D) written confirmation from the Rating Agency that the Substitute Letter of Credit will not result in a withdrawal or down-grading of the rating on the Bonds or written confirmation of the new rating on the Bonds in the event that the Substitute Letter of Credit will result in a withdrawal or down-grading of the rating on the Bonds; and (E) an opinion of Nationally Recognized Bond Counsel stating that substitution of such Substitute Letter of Credit (1) is lawful under the Act and is authorized or permitted by this Indenture and (2) will not adversely affect the validity of the Series 2002 Bonds, then the Trustee shall accept such Substitute Letter of Credit, if any, and comply with the direction of the Lessee, if any, contained in such notice. Such Substitute Letter of Credit shall be deemed effective only if the Bank that issued the Letter of Credit for which such Substitute Letter of Credit shall have been substituted shall receive, or provision shall have been made for, all amounts owing to it under the Reimbursement Agreement and all Pledged Bonds registered in the name of said Bank or its designee shall have been purchased from the Bank or its designee unless the Bank in writing waives such requirement.

        (c) Each Fixed Rate Credit Facility shall be delivered to the Trustee pursuant to Section 3.8 of the Lease Agreement on or prior to the 30th day prior to the proposed effective date of any adjustment to a Term Interest Rate Period ending December 1, 2021, and shall become effective on or prior to such effective date; provided, however, that in accordance with Section 2.03(b)(ii) hereof, no such Fixed Rate Credit Facility shall be required if (i) the Agency in writing waives such requirement and (ii) the Remarketing Agent determines that maintenance of a Fixed Rate Credit Facility is not necessary for the remarketing of the Bonds upon adjustment to such a Term Interest Rate Period. Each Fixed Rate Credit Facility shall be issued by a Credit Provider reasonably acceptable to the Agency (as evidenced by a written notice delivered to the Trustee), shall be in form and substance reasonably acceptable to the Agency and the Trustee and shall be accompanied upon delivery with (i) certificates or letters of the Rating Agencies, if any, required by Section 3.8 of the Lease Agreement, (ii) an enforceability opinion relating to such Fixed Rate Credit Facility, reasonably satisfactory to the Agency, the Trustee, the Remarketing Agent and any Rating Agency, (iii) an opinion of Nationally Recognized Bond Counsel that delivery of such Fixed Rate Credit Facility (A) is lawful under the Act and is authorized or permitted by this Indenture and (B) will not adversely affect the validity of the Series 2002 Bonds and (iv) such other opinions and certificates relating to the Fixed Rate Credit Facility, the Credit Provider and the Lessee as the Authority, the Trustee or the Remarketing Agent may reasonably require.

        (d) As soon as practicable following the delivery of any such Substitute Letter of Credit or Fixed Rate Credit Facility to the Trustee, the Trustee shall give written notice to the Holders of the Series 2002 Bonds with respect to which such Letter of Credit or Fixed Rate Credit Facility is being delivered which notice shall contain (i) a description of such Letter of Credit or Fixed Rate Credit Facility (including the date of Expiration); (ii) the name of the Bank or Banks issuing such Letter of Credit or the Credit Provider issuing the Fixed Rate Credit Facility, as the case may be; (iii) a statement as to whether all Rating Agencies have confirmed that the ratings on the Series 2002 Bonds will not, as a result of the substitution of such Substitute Letter of Credit for the then existing Letter of Credit or delivery of such Fixed Rate Credit Facility, be reduced or withdrawn; and (iv) a statement that the Opinion of Bond Counsel and all other conditions necessary for such Letter of Credit or Fixed Rate Credit Facility, as the case may be, to become effective have been obtained or satisfied. Such notice shall be sent by first-class mail, postage prepaid, to the registered Holders of the Bonds, at their last known addresses, if any, appearing on the registration books. Upon giving such notice to the Holders, the Trustee shall promptly certify to the Agency that it has mailed or caused to be mailed such notice to the Holders of the Bonds in the manner provided herein. Such certificate shall be conclusive evidence that such notice was given in the manner required hereby. The failure of any Holder of a Bond to receive such notice shall not affect the validity of the proceedings in connection with the effectiveness of such Letter of Credit or Fixed Rate Credit Facility, as the case may be. If directed in writing by an Authorized Representative of the Agency, the Trustee shall also give such notice at the expense of the Lessee by publication thereof once in The Bond Buyer or any other financial newspaper or publication carrying municipal bond notices, printed in the English language and published each Business Day in the City, such publication to be made contemporaneously with the mailing of such notice, but such publication shall not be a condition precedent to the effectiveness of such Letter of Credit or Fixed Rate Credit Facility, as the case may be, and failure to so publish any such notice or a defect in the publication thereof shall not affect the validity of the proceedings in connection with the effectiveness of such Letter of Credit or Fixed Rate Credit Facility, as the case may be.

         Beginning from and after the date upon which any such Letter of Credit or Fixed Rate Credit Facility shall have become effective, the Trustee shall, by endorsement or otherwise, affix on each Bond to which such Letter of Credit or Fixed Rate Credit Facility relates which shall be delivered for registration or transfer thereof (or any Bond authenticated in substitution or replacement therefor) a legend containing (i) the name of the Bank or Banks issuing such Letter of Credit or the Credit Provider or Credit Providers of the Fixed Rate Credit Facility, as the case may be, (ii) the date upon which such Letter of Credit or such Fixed Rate Credit Facility, as the case may be, shall have become effective and (iii) the stated Expiration date of such Letter of Credit or such Fixed Rate Credit Facility, as the case may be.

         (e) The Trustee shall, in accordance with the applicable provisions of the Letter of Credit, and only upon the written request of an Authorized Representative of the Lessee, take such action (including filing of certificates of reduction) as shall be required to reduce the amounts available for drawing thereunder in respect of principal and interest on the Series 2002 Bonds to reflect any permanent reduction in the amount of Bonds Outstanding; provided, however, that the amount available to be drawn under the Letter of Credit shall at all times be equal to the principal amount of the Outstanding Bonds for which such Letter of Credit was issued, plus the Applicable Principal and Interest Coverage thereon calculated at the lesser of the Maximum Rate, the maximum rate for such Bonds permitted under such Supplemental Indenture or, if such Bonds bear interest in a Term Interest Rate Period ending December 1, 2021, the actual rate for such Bonds.

         (f) The Trustee shall release any then existing Letter of Credit only upon (i) the effective date of the Letter of Credit in substitution therefor;
(ii) the effective date of an adjustment to a Term Interest Rate Period ending December 1, 2021; or (iii) defeasance of the Bonds secured thereby in accordance with Section 10.01 hereof; provided that in any event if a mandatory tender for purchase shall be required pursuant to Section 2.06(d) hereof upon any substitution for the then existing Letter of Credit, such then existing Letter of Credit shall not be released or surrendered until the Trustee shall have made a drawing thereon in an amount sufficient to effect the purchase of the Bonds on the applicable Purchase Date.

         (g) If at any time during the term of a Letter of Credit or a Fixed Rate Credit Facility any successor Trustee shall be appointed and qualified under this Indenture, the Trustee shall request that the Bank transfer the Letter of Credit or the Fixed Rate Credit Facility to such successor Trustee. If the Trustee fails to make such request, the successor Trustee shall do so before accepting appointment.

         SECTION 2.13. Limitation of Agency's Liability. Anything in this
                       --------------------------------
Indenture, the Series 2002 Bonds, the Lease Agreement or any other Security Document to the contrary notwithstanding, any obligations of the Agency under this Indenture or the Series 2002 Bonds or under the Lease Agreement or under any other Security Document or related document for the payment of money shall not create a debt of the State or the Town and neither the State nor the Town shall be liable on any obligation so incurred, but any such obligation shall be a special obligation of the Agency secured and payable solely as provided in this Indenture.

                                  ARTICLE III.

                      GENERAL TERMS AND PROVISIONS OF BONDS

         SECTION 3.01. Date of Bonds. Bonds authenticated prior to the first
                       -------------
Interest Payment Date shall bear interest from the date of the first authentication and delivery of Bonds. Bonds issued in exchange for or upon the registration of transfer of Bonds on or after the first Interest Payment Date thereon shall bear interest from and including the Interest Payment Date next preceding the date of the authentication thereof, unless the date of such authentication shall be an Interest Payment Date to which interest on the Bonds has been paid in full or duly provided for, in which case they shall bear interest from and including such Interest Payment Date; provided that if, as shown by the records of the Trustee, interest on the Bonds shall be in default, Bonds issued in exchange for or upon the registration of transfer of Bonds shall bear interest from the date to which interest has been paid in full on the Bonds, or if no interest has been paid on the Bonds, the date of the first delivery of fully executed and authenticated Bonds hereunder.

         SECTION 3.02. Form and Denominations. The Bonds are issuable in the
                       ----------------------
form of fully registered bonds in the denomination of (i) during each Interest Rate Period other than a Term Interest Rate Period, $100,000 or any integral multiple thereof, and (ii) during each Term Interest Rate Period, $5,000 or any integral multiple thereof. Subject to the provisions of Section 3.03 hereof, the Series 2002 Bonds shall be in substantially the form set forth in Appendix F to this Indenture, with such variations, omissions and insertions as are permitted or required by this Indenture, and Additional Bonds shall be substantially in the form set forth in the Supplemental Indenture relating thereto, with such variations omissions and insertions as are permitted or required such Supplemental Indenture.

         SECTION 3.03. Legends. Each Bond shall contain on the face thereof a
                       -------
statement to the effect that "THIS BOND SHALL NEVER CONSTITUTE A DEBT OR INDEBTEDNESS OF THE STATE OF NEW YORK NOR OF THE TOWN OF BABYLON, AND NEITHER THE STATE OF NEW YORK NOR THE TOWN OF BABYLON SHALL BE LIABLE HEREON, NOR SHALL THIS BOND BE PAYABLE OUT OF ANY FUNDS OF THE TOWN OF BABYLON INDUSTRIAL DEVELOPMENT AGENCY OTHER THAN THOSE PLEDGED THEREFOR." The Bonds may in addition contain or have endorsed thereon such provisions, specifications and descriptive words not inconsistent with the provisions of this Indenture as may be necessary or desirable to comply with custom or otherwise as may be determined by the Agency prior to the delivery thereof.

         SECTION 3.04. Medium of Payment. The principal or Redemption Price, if
                       -----------------
any, of and interest on the Bonds shall be payable in any coin or currency of the United States of America which, on the respective dates of payment thereof, is legal tender for the payment of public and private debts. Such payment may be made as provided in Section 2.02 hereof.

         SECTION 3.05. Bond Details. Subject to the provisions hereof, the Bonds
                       ------------
shall be dated, shall mature in such years and such amounts, shall bear interest at such rate or rates per annum, shall be subject to redemption on such terms and conditions and shall be payable as to principal or Redemption Price, if any, and interest at such place or places as shall be specified in this Indenture.

         SECTION 3.06. Interchangeability, Transfer and Registry. (a) Each Bond
                       -----------------------------------------
shall be transferable only upon compliance with the restrictions on transfer set forth on such Bond and only upon the books of the Agency, which shall be kept for the purpose at the principal office of the Trustee, by the registered owner thereof in person or by his duly authorized attorney-in-fact with signature guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City or by a member of the New York, Midwest or Pacific Stock Exchange, upon presentation thereof together with a written instrument of transfer in the form appearing on such Bond, duly executed by the registered owner or his duly authorized attorney-in-fact with signature guaranteed. Upon the transfer of any Bond the Trustee shall prepare and issue in the name of the transferee one or more new Bonds of the same aggregate principal amount, Series and maturity as the surrendered Bond.

        (b) Any Bond, upon surrender thereof at the corporate trust office of the Trustee in the City with a written instrument of transfer in the form appearing on such Bond, duly executed by the registered owner or his duly authorized attorney-in-fact with signature guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City or by a member of the New York, Midwest or Pacific Stock Exchange, may, at the option of the owner thereof, be exchanged for an equal aggregate principal amount of Bonds and maturity of any other authorized denominations. However, except for Bonds that have been tendered or deemed tendered for purchase by the Holders thereof pursuant to the terms hereof, the Trustee will not be required to transfer or exchange any Bonds during the period between a Record Date and the following Interest Payment Date or during the period of fifteen (15) days next preceding any day for the selection of Bonds to be redeemed. Bonds called or being called for redemption or with respect to which a Notice of Mandatory Tender has been given may be transferred or exchanged only if the Trustee provides the new Holder with a copy of the notice of redemption or Notice of Mandatory Tender, as the case may be.

        (c) The Agency, the Lessee, the Tender Agent, the Remarketing Agent, the Bond Registrar, the Trustee and any Paying Agent may deem and treat the person in whose name any Bond shall be registered as the absolute owner of such Bond, whether such Bond shall be overdue or not, for the purpose of receiving payment of, or on account of, the principal and Redemption Price, if any, of and interest on such Bond and for all other purposes, and all payments made to any such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid, and neither the Agency, the Lessee, the Tender Agent, the Remarketing Agent, the Bond Registrar, the Trustee nor any Paying Agent shall be affected by any notice to the contrary.

        SECTION 3.07. Bonds Mutilated, Destroyed, Stolen or Lost. In case any
                      ------------------------------------------
Bond shall become mutilated or be destroyed, stolen or lost, the Agency shall execute, and thereupon the Trustee shall authenticate and deliver, a new Bond of like Series, maturity and unpaid principal amount as the Bond so mutilated, destroyed, stolen or lost, in exchange and substitution for such mutilated Bond, upon surrender and cancellation of such mutilated Bond, or in lieu of and in substitution for the Bond destroyed, stolen or lost, upon filing with the Trustee evidence reasonably satisfactory to it that such Bond has been destroyed, stolen or lost, and upon furnishing the Agency, the Lessee, the Bank (and its Issuing Agent, if any) and the Trustee with an indemnity (an undertaking from an insurance company acceptable to the Agency, the Lessee, the Bank (and its Issuing Agent, if any) and the Trustee) satisfactory to the Agency, the Lessee, the Bank (and its Issuing Agent, if any) and the Trustee and complying with such other reasonable regulations as the Trustee may prescribe and paying such expenses as the Agency and the Trustee may incur. All Bonds so surrendered to the Trustee shall be canceled by it. Every new Bond issued pursuant to the provisions of this Section by virtue of the fact that any Bond is destroyed, lost or stolen, shall, with respect to such Bond, constitute an additional contractual obligation of the Agency whether or not the destroyed, lost or stolen Bond shall be found and shall be enforceable at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder. In the event any such destroyed, stolen or lost Bond shall have matured, or be about to mature, the Agency may, instead of issuing a new Bond, cause the Trustee to pay the same without surrender thereof upon compliance with the condition in the first sentence of this Section out of moneys held by the Trustee and available for such purpose. All Bonds shall be held and owned upon the express condition (to the extent lawful) that the foregoing provisions are exclusive with respect to the replacement or payment of any mutilated, destroyed or lost or stolen Bond and shall preclude any and all other rights and remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

        SECTION 3.08. Cancellation and Destruction of Bonds. All Bonds paid or
                      -------------------------------------
redeemed, either at or before maturity, shall be delivered to the Trustee when such payment or redemption is made, and such Bonds together with all Bonds redeemed by the Trustee (other than Pledged Bonds), shall thereupon be promptly canceled. Bonds so canceled shall be held by the Trustee or, upon the written request of the Agency, delivered to the Agency.

        SECTION 3.09. Requirements With Respect to Transfers. In all cases in
                      --------------------------------------
which the privilege of transferring Bonds is exercised, the Agency shall execute and the Trustee shall authenticate and deliver Bonds in accordance with the provisions of this Indenture. All Bonds surrendered in any such transfer shall forthwith be canceled by the Trustee. For every such transfer of Bonds, the Agency or the Trustee may, as a condition precedent to the privilege of making such transfer, make a charge sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to such transfer and may charge a sum sufficient to pay the cost of preparing each new Bond issued upon such transfer, which sum or sums shall be paid by the Person requesting such transfer.

        SECTION 3.10. Bond Registrar. The Trustee shall serve as Bond Registrar
                      --------------
for the Bonds, and shall maintain a register showing the names of all registered Holders of Bonds, Bond numbers and amounts, and other information appropriate to the discharge of its duties hereunder. Bonds may be presented at the principal corporate trust office of the Trustee for registration, transfer and exchange, and for payment. The Trustee shall make available to the Lessee for its inspection during normal business hours the registration books for the Bonds, as may be requested by the Lessee in connection with any purchase or tender offer by it with respect to the Bonds.

        SECTION 3.11. Temporary Bonds. Pending preparation of definitive Bonds,
                      ---------------
the Agency may issue, in lieu of definitive bonds, one or more temporary printed or typewritten Bonds in authorized denominations, of substantially the tenor recited above. In the event temporary Bonds are used, the Agency shall cause definitive Bonds to be prepared without undue delay. At the request of the Agency, the Trustee shall authenticate definitive Bonds of such Series in exchange for and upon surrender of an equal principal amount of temporary Bonds. Until so exchanged, temporary Bonds shall have the same rights, remedies and security hereunder as definitive Bonds.

        SECTION 3.12. Book-Entry-Bonds. (a) Anything in this  Indenture to the
                      ----------------
contrary  notwithstanding,  the Bonds shall be issued as Book-Entry-Bonds.

        (b) For all purposes of this Indenture, the Holder of a Book-Entry-Bond shall be the Securities Depository therefor and neither the Lessee, the Trustee, the Agency nor any Paying Agent shall have any responsibility or obligation to the beneficial owner of such Bond or to any direct or indirect participant in such Securities Depository. Without limiting the generality of the foregoing, neither the Lessee, the Trustee, the Registrar, the Agency nor any Paying Agents shall have any responsibility or obligation to any such participant or to the beneficial owner of a Book-Entry-Bond with respect to (i) the accuracy of the records of the Securities Depository or any participant with respect to any beneficial ownership interest in such Bond, (ii) the delivery to any participant of the Securities Depository, the beneficial owner of such Bond or any other person, other than the Securities Depository, of any notice with respect to such Bond, including any notice of the redemption thereof, or (iii) the payment to any participant of the Securities Depository, the beneficial owner of such Bond or any other person, other than the Securities Depository, of any amount with respect to the principal or redemption price of, or interest on, such Bond. The Lessee, the Trustee, the Agency and any Paying Agents may treat the Securities Depository to be the absolute owner of a Book-Entry-Bond for all purposes whatsoever, including, but not limited to, (w) payment of the principal or redemption price of, and interest on, such Bond, (x) giving notices of redemption and of other matters with respect to such Bond, (y) registering transfers with respect to such

Bond and (z) giving to the Lessee or the Trustee any notice, consent, request or demand pursuant to this Indenture for any purpose whatsoever. The Trustee and any Paying Agent shall pay the principal or redemption price of, and interest on, a Book-Entry-Bond only to or upon the order of the Securities Depository therefor, and all such payments shall be valid and effective to satisfy fully and discharge the Lessee's obligations with respect to such principal or redemption price, and interest, to the extent of the sum or sums so paid. Except as otherwise provided in subsection (d) of this Section 3.12, no person other than the Securities Depository shall receive a Bond or other instrument evidencing the Lessee's obligation to make payments of the principal thereof and interest thereon.

        (c) Subject to Section 3.12 hereof, the Agency in its sole discretion and without the consent of any other person, may, by notice to the Trustee and a Securities Depository, terminate the services of such Securities Depository with respect to the Book-Entry-Bonds for which such Securities Depository serves as securities depository if the Agency determines that (i) the Securities Depository is unable to discharge its responsibilities with respect to such Bonds or (ii) a continuation of the requirement that all of the Bonds issued as Book-Entry-Bonds be registered in the registration books of the Trustee in the name of the Securities Depository is not in the best interests of the beneficial owners of such Bonds or of the Lessee. In addition, the Agency, shall, by notice to the Trustee and a Securities Depository, terminate the services of such Securities Depository with respect to the Book-Entry-Bonds for which such Securities Depository serves as securities depository if, as a result of a mandatory redemption of Bonds pursuant to Section 2.04 hereof, the Bonds shall not be in an aggregate principal amount that is in minimum authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof, during a Monthly Interest Rate Period and $5,000 denominations during a Term Interest Rate Period, unless such Securities Depository agrees to provide securities depository services with respect to such Bonds as so denominated.

        (d) Upon the termination of the services of a Securities Depository with respect to a Book-Entry-Bond pursuant to clause (ii) of subsection (c) of this
Section 3.12, such Bond no longer shall be restricted to being registered in the registration books kept by the Trustee in the name of a Securities Depository. Upon the termination of the services of a Securities Depository with respect to a Book-Entry-Bond pursuant to clause (i) of subsection (c) of this Section 3.12, the Lessee may within 90 days thereafter appoint a substitute securities depository which, in the opinion of the Lessee, is willing and able to undertake the functions of Securities Depository under this Indenture upon reasonable and customary terms. If no such successor can be found within such period, such Book-Entry-Bond shall no longer be restricted to being registered in the registration books kept by the Trustee in the name of a Securities Depository. In the event that a Book-Entry-Bond shall no longer be restricted to being registered in the registration books kept by the Trustee in the name of a Securities Depository, (a) the Lessee shall execute and the Trustee shall authenticate and deliver, upon presentation and surrender of the Book-Entry-Bond, Bond certificates as requested by the Securities Depository so terminated of like series, principal amount, maturity and interest rate, in authorized denominations, to the identifiable beneficial owners in replacement of such beneficial owners' beneficial ownership interests in such Book-Entry-Bond and (b) the Trustee shall notify the Registrar and any Paying Agents that such Bond is no longer restricted to being registered in the registration books kept by the Registrar in the name of a Securities Depository.

        (e) Anything in this Indenture to the contrary notwithstanding, payment of the redemption price of a Book-Entry-Bond, or portion thereof, called for redemption prior to maturity may be paid to the Securities Depository by check or draft mailed to the Securities Depository or by wire transfer. Anything in this Indenture to the contrary notwithstanding, such redemption price may be paid without presentation and surrender to the Trustee of the Book-Entry-Bond, or portion thereof, called for redemption; provided, however, that payment of
(a) the principal payable at maturity of a Book-Entry-Bond and (b) the redemption price of a Book-Entry-Bond as to which the entire principal amount thereof has been called for redemption shall be payable only upon presentation and surrender of such Book-Entry-Bond to the Trustee; and provided, further, that no such redemption price shall be so payable without presentation and surrender unless such Book-Entry-Bond shall contain or have endorsed thereon a legend substantially to the following effect (provided that such legend may be modified as may be determined necessary or desirable by the Lessee or a particular Securities Depository):

                  "AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, UNTIL THE TERMINATION OF THE SYSTEM OF BOOK-ENTRY-ONLY TRANSFERS THROUGH [NAME OF SECURITIES DEPOSITORY] (TOGETHER WITH ANY SUCCESSOR SECURITIES DEPOSITORY APPOINTED PURSUANT TO THE INDENTURE, "[NAME OF SECURITIES DEPOSITORY]"), AND NOTWITHSTANDING ANY OTHER PROVISION OF THE INDENTURE TO THE CONTRARY, (A) THIS BOND MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO A NOMINEE OF [NAME OF SECURITIES DEPOSITORY], OR BY A NOMINEE OF [NAME OF SECURITIES DEPOSITORY] TO [NAME OF SECURITIES DEPOSITORY] OR A NOMINEE OF [NAME OF SECURITIES DEPOSITORY] TO ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY NOMINEE THEREOF AND
                  (B) A PORTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE PAID OR REDEEMED WITHOUT SURRENDER HEREOF TO THE TRUSTEE. [NAME OF SECURITIES DEPOSITORY] OR A NOMINEE, TRANSFEREE OR ASSIGNEE OF [NAME OF SECURITIES DEPOSITORY] OF THIS BOND MAY NOT RELY UPON THE PRINCIPAL AMOUNT INDICATED HEREON AS THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID. THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID SHALL FOR ALL PURPOSES BE THE AMOUNT DETERMINED IN THE MANNER PROVIDED IN THE INDENTURE."

Anything in this Indenture to the contrary notwithstanding, upon any such payment to the Securities Depository without presentation and surrender, for all purposes of (i) the Book-Entry-Bond as to which such payment has been made and
(ii) this Indenture, the unpaid principal amount of such Book-Entry-Bond Outstanding shall be reduced automatically by the principal amount so paid. In such event, the Trustee shall notify forthwith the Securities Depository as to the particular Book-Entry-Bond as to which such payment has been made, and the principal amount of such Bond so paid, the Trustee shall note such payment on the registration books of the Agency maintained by it, but failure to make any such notation shall not affect the automatic reduction of the principal amount of such Book-Entry-Bond Outstanding as provided in this subsection.

        (f) For all purposes of this Indenture authorizing or permitting the purchase of Bonds, or portions thereof, by, or for the account of, the Agency for cancellation, and anything in this Indenture to the contrary notwithstanding, a portion of a Book-Entry-Bond may be deemed to have been purchased and canceled without surrender thereof upon delivery to the Trustee of a certificate executed by the Lessee and a participant of the Securities Depository therefor to the effect that a beneficial ownership interest in such Bond, in the principal amount stated therein, has been purchased by, or for the account of, the Lessee through the participant of the Securities Depository executing such certificate; provided, however, that any purchase for cancellation of the entire principal amount of a Book-Entry-Bond shall be effective for purposes of this Indenture only upon surrender of such Book-Entry-Bond to the Trustee; and provided, further, that no portion of a Book-Entry-Bond may be deemed to have been so purchased and canceled without surrender thereof unless such Book-Entry-Bond shall contain or have endorsed thereon the legend(s) referred to in subsection (e) of this Section 3.12. Anything in this Indenture to the contrary notwithstanding, upon delivery of any such certificate to the Trustee, for all purposes of (i) the Book-Entry-Bond to which such certificate relates and (ii) this Indenture, the unpaid principal amount of such Book-Entry-Bond Outstanding shall be reduced automatically by the principal amount so purchased. In such event, the Registrar shall notify forthwith the Trustee as to the particular Book-Entry-Bond as to which a beneficial ownership interest therein has been so purchased, and the principal amount of such Bond so purchased, and the Trustee shall note such reduction in principal amount of such Book-Entry-Bond Outstanding on the registration books of the Agency maintained by it, but failure to make any such notation shall not affect the automatic reduction of the principal amount of such Book-Entry-Bond Outstanding as provided in this subsection.

      (g) Anything in this Indenture to the contrary notwithstanding, a Securities Depository may make a notation on a Book-Entry-Bond (i) redeemed in part or (ii) purchased by, or for the account of, the Agency in part for cancellation, to reflect, for informational purposes only, the date of such redemption or purchase and the principal amount thereof redeemed or deemed canceled, but failure to make any such notation shall not affect the automatic reduction of the principal amount of such Book-Entry-Bond Outstanding as provided in subsection (e) or (f) of this Section 3.12 as the case may be.

      (h) Anything in this Indenture to the contrary notwithstanding and as provided in Section 2.11, in the case of a Book-Entry-Bond, the Agency shall be authorized to defease, redeem or purchase (by or for the account of the Lessee), or issue additional or refunding bonds or other obligations to refund, less than all of the entire Outstanding principal amount thereof (in minimum authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof during a Monthly Interest Rate Period and $5,000 denominations during a Term Interest Rate Period), and in the event of such partial defeasance, redemption, purchase or refunding, the provisions of this Indenture relating to the defeasance, redemption or purchase refunding of a Bond or Bonds shall be deemed to refer to the redemption, purchase or refunding of a portion of a Bond.

      (i) The pledge of the Pledged Bonds shall be effected by book entries to
(a) the account maintained with DTC (or its successor or other securities depository for the Bonds) for the Bonds and (b) the account maintained by the Bank or its nominee with DTC, by making appropriate book entries with respect to the accounts of the Lessee and the Bank, respectively; and the book entries of the pledge on such book-entry transfer system shall perfect the lien and security interest of the Bank in the Pledged Bonds pursuant to Article 8 of the Uniform Commercial Code as then in effect in the State of New York.

                                  ARTICLE IV.

                          APPLICATION OF BOND PROCEEDS

      SECTION 4.01. Application of Proceeds of the Series 2002 Bonds. Upon the
                    ------------------------------------------------
receipt by the Trustee of the original proceeds of the sale and delivery of the Series 2002 Bonds the Trustee shall deposit $1,769,032.93 in the Acquisition Account of the Project Fund and $430,967.07 in the Construction Account of the Project Fund. The $1,769,032.93 so deposited in the Acquisition Account of the Project Fund shall be disbursed on the date of delivery of the Series 2002 Bonds in accordance with Requisition No. 1 submitted herewith. Proceeds of the Series 2002 Bonds deposited in the Construction Account of the Project Fund shall be applied to the satisfaction of all Project Costs in accordance with Section 5.02(b) below.

                                   ARTICLE V.

                         CUSTODY AND INVESTMENT OF FUNDS

      SECTION 5.01. Creation of Funds and Accounts. (a) The Agency hereby
                    ------------------------------
establishes and creates the following special trust Funds and Accounts comprising such Funds:

                  (1)  Project Fund
                           (a) Acquisition Account
                           (b) Construction Account
                           (c) Capitalized Interest Account
                  (2)  Bond Fund
                           (a) Principal Account
                           (b) Interest Account
                           (c) Redemption Account
                           (d) Sinking Fund Installment Account
                  (3)  Renewal Fund
                  (4)  Lease Payments Fund
                           (a) Reimbursement Account

      (b) All of the Funds and Accounts created hereunder shall be held by the Trustee, or in one or more depositories in trust for the Trustee. All moneys and investments deposited with or in trust for the Trustee shall be held in trust and applied only in accordance with this Indenture and shall be trust funds for the purposes of this Indenture.

      SECTION 5.02. Project Fund. (a) There shall be deposited in the Project
                    ------------
Fund any and all amounts required to be deposited therein pursuant to Section
4.01 hereof or otherwise required to be deposited therein pursuant to the Lease Agreement or this Indenture. The amounts in the Project Fund shall be subject to a security interest, lien and charge in favor of the Trustee for the benefit of the Holders of the Bonds and the Bank (and the Issuing Agent, if any) as security for amounts owed by the Lessee to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents until disbursed as provided herein. The Trustee shall apply the amounts in the Project Fund to the payment, or reimbursement to the extent the same have been paid by or on behalf of the Lessee or the Agency, of Project Costs.

      (b) The Trustee is hereby authorized to disburse from the Project Fund the amount required for the payment of Project Costs and is directed to issue its checks for each disbursement from the Project Fund, upon a requisition submitted to the Trustee and signed by an Authorized Representative of the Lessee and approved by the Bank. The Trustee will not be required to issue such disbursement sooner than five (5) Business Days after the submission of such requisition. Such requisition shall be as set forth in the Form of Requisition attached and made a part of the Appendix B hereto (or such other form approved by the Bank). Each such requisition shall be accompanied by bills or invoices (stamped "paid" if reimbursement is to be made to the Lessee) or other evidence reasonably satisfactory to the Trustee and the Bank supporting the Project Costs to which such requisition pertains. The Trustee shall be entitled to rely on such requisition and approval of the Bank. The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all disbursements therefrom.

      (c) (i) All conditions and requirements of this Indenture relating to the obligation of the Trustee to make advances are for the sole benefit of the Lessee, the Trustee and the Bank and no other person or party (including, without limitation, any supplier, general contractor, subcontractor or materialman engaged in the construction of the Project) shall have the right to rely on the satisfaction of such conditions and requirements by the Lessee as a condition precedent to the making of an advance. The Bank and the Trustee shall have the right, in their sole and absolute discretion, to waive any such condition or requirement as a condition precedent to the making of an advance.

          (ii) Reserved.

           (iii) Reserved.

           (iv)  Reserved.

           (v) The Lessee shall cause any architect, general contractor, subcontractor or materialman involved in the Project to respectively execute and deliver to the Trustee and the Bank, contemporaneously with or after the execution and delivery of their respective contracts, letter agreements pursuant to the provisions of which any of the foregoing shall agree to perform their respective contracts at no additional cost or expense for the benefit of the Trustee, the Bank or any nominee of either of them, in the event of a default under this Indenture or a foreclosure of the Mortgage, which letter agreements shall be in form and substance reasonably satisfactory to the Bank.

     (d) The Trustee shall on written request furnish to the Agency, the Bank and the Lessee a written statement of disbursements from the Project Fund, enumerating, among other things, item, cost, amount disbursed, date of disbursement and the person to whom payment was made, together with copies of all bills, invoices or other evidences submitted to the Trustee for such disbursement.

     (e)   The completion of the Project shall be evidenced as set forth in
Section 2.2 of the Lease Agreement including the filing of the certificate of the Project Supervisor referred to therein. Upon the filing of such certificate, the balance in the Project Fund in excess of the amount, if any, stated in such certificate for the payment of any remaining part of the costs of the Project, shall be deposited by the Trustee in the Reimbursement Account of the Lease Payments Fund for reimbursement for amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents in connection with the redemption of the Bonds and otherwise owed to the Bank (and the Issuing Agent, if any) in accordance with the Reimbursement Agreement and the other Security Documents (or, if a Letter of Credit is no longer in effect and all amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents shall have been paid in full, in the Redemption Account of the Bond Fund). Upon payment of all the costs and expenses incident to the completion of the Project, any balance of such remaining amount in the Project Fund shall be deposited in the Reimbursement Account of the Lease Payments Fund for reimbursement for amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents in connection with the redemption of the Bonds and otherwise owed to the Bank (and the Issuing Agent, if any) in accordance with the Reimbursement Agreement and the other Security Documents (or, if a Letter of Credit is no longer in effect and all amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents shall have been paid in full, in the Redemption Account of the Bond Fund). The Trustee shall promptly notify the Lessee of any amounts so deposited in the Redemption Account of the Bond Fund pursuant to this Section 5.02(e).

     (f) In the event the Lessee shall be required to or shall elect to cause the Bonds to be redeemed in whole pursuant to the Lease Agreement, the balance in the Project Fund shall be deposited in the Reimbursement Account of the Lease Payments Fund for reimbursement of amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents in connection with the redemption of the Bonds and otherwise owed to the Bank (and the Issuing Agent, if any) in accordance with the Reimbursement Agreement and the other Security Documents (or, if a Letter of Credit is no longer in effect and all amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents shall have been paid in full, in the Redemption Account of the Bond Fund). In the event the unpaid principal amount of the Bonds shall be accelerated upon the occurrence of an Event of Default hereunder, the balance in the Project Fund shall be deposited in the Bond Fund as provided in Section 8.04 hereof.

      (g) The Trustee shall transfer from moneys on deposit in the Capitalized Interest Account, if any, with respect to the Bonds to the Lease Payments Fund on each Interest Payment Date the amounts therein which are to be applied to the payment of interest on the Bonds on such date.

      (h) All earnings on amounts held in the Project Fund shall be applied as provided in Section 5.10 hereof.

      SECTION 5.03. Payments into Renewal Fund; Application of Renewal Fund. (a)
                    -------------------------------------------------------
Except as set forth in Section 5.1(b) of the Lease Agreement, the Net Proceeds resulting from any Loss Event (as defined in Section 5.1 of the Lease Agreement) with respect to the Facility, together with any other amounts so required to be deposited therein under the Lease Agreement or the Mortgage, shall be deposited in the Renewal Fund. The amounts in the Renewal Fund shall be subject to a security interest, lien and charge in favor of the Trustee, for the benefit of the Holders of the Bonds, the Bank (and the Issuing Agent, if any), until disbursed as provided herein.

      (b) In the event the Bonds shall be subject to redemption in whole (either by reason of such Loss Event or otherwise) pursuant to the terms thereof or this Indenture, and the Lessee or the Bank shall have so directed the Trustee in writing within ninety (90) days of the occurrence of such Loss Event, the Trustee shall, notwithstanding the provisions of Section 254(4) of the Real Property Law of the State, transfer the amounts deposited in the Renewal Fund to the Reimbursement Account of the Lease Payments Fund for reimbursement of amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents in connection with the redemption of the Bonds and otherwise owed to the Bank (and the Issuing Agent, if any) in accordance with the Reimbursement Agreement and the other Security Documents (or, if a Letter of Credit is no longer in effect and all amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents shall have been paid in full, to the Redemption Account of the Bond Fund). Any surplus remaining after such Bonds have been redeemed shall be paid to the Lessee.

      If, on the other hand, (A) the Bonds shall not be subject to optional redemption in whole (whether by reason of such Loss Event or otherwise), or (B) the Bonds shall be subject to optional redemption in whole (whether by reason of such Loss Event or otherwise) and the Lessee shall have failed to direct the Trustee, within ninety (90) days of the occurrence of the Loss Event, to transfer the amounts deposited in the Renewal Fund to the Reimbursement Account of the Lease Payment Fund for reimbursement of amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents in connection with the redemption of the Bonds and otherwise owed to the Bank (and the Issuing Agent, if any) in accordance with the terms of the Reimbursement Agreement and the other Security Documents (or, if a Letter of Credit is no longer in effect and all amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents shall have been paid in full, to the Redemption Account of the Bond
Fund), or (C) the Lessee shall have notified the Trustee of its intent to rebuild, replace, repair and restore the Facility, the Trustee shall apply the amounts on deposit in the Renewal Fund to such rebuilding, replacement, repair and restoration. The Trustee shall hold in the Renewal Fund an amount equal to ten per centum (10%) of the Net Proceeds received until the Trustee shall have received the certificate of completion as referred to in Section 5.02(e) above.

      (c) If an Event of Default shall exist at the time of the receipt by the Trustee of the Net Proceeds in the Renewal Fund, the Trustee shall promptly request the written direction of the Bank (or, if a Letter of Credit shall no longer be in effect and all amounts owed to the Bank (and the Issuing Agent, if any) have been paid in full, or if the same shall be in effect but any of the circumstances set forth in Section 7.10 exists, the Holders of one hundred percent (100%) of the Bonds) as to whether the Net Proceeds shall be (i) applied to the rebuilding, replacement, repair and restoration of the Facility, or (ii) transferred from the Renewal Fund for deposit in the Reimbursement Account of the Lease Payments Fund for reimbursement of amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents in connection with the redemption of Bonds and otherwise owed to the Bank (and the Issuing Agent, if any) in accordance with the terms of the Reimbursement Agreement and the other Security Documents (or, if a Letter of Credit is no longer in effect and all amounts owed the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents have been paid in full, for deposit in the Redemption Account of the Bond Fund). If no such direction shall be received within ninety (90) days after request therefor by the Trustee shall have been made, the Trustee shall deposit such amounts in the Reimbursement Account of the Lease Payments Fund for reimbursement of amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents in connection with all amounts owed the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents, or, if all such amounts have been paid in full, for reimbursement of amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents in connection with the redemption of the Bonds (or, if a Letter of Credit is no longer in effect and all amounts owed the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents have been paid in full, in the Redemption Account of the Bond Fund).

      (d) The Trustee is hereby authorized to apply the amounts in the Renewal Fund to the payment (or reimbursement to the extent the same have been paid by or on behalf of the Lessee or the Agency) of the costs required for the rebuilding, replacement, repair and restoration of the Facility upon written instructions from the Lessee accompanied by written approval thereof by the Bank (or its agent). In addition to the items set forth below, the Bank shall have the right to require that some or all of the conditions precedent to advance under Section 5.02 hereof be met prior to granting any approval hereunder. The Trustee is further authorized and directed to issue its checks for each disbursement from the Renewal Fund upon a requisition submitted to the Trustee and signed by an Authorized Representative of the Lessee accompanied by written approval thereof by the Bank (or its agent). Such requisition shall (i) state the requisition number, (ii) specify the nature of each item and certify the same to be correct and proper under this Section and Section 5.1 of the Lease Agreement and that such item has been properly paid or incurred as a cost of the Facility, (iii) certify that none of the items for which the requisition is made has formed the basis for any disbursement theretofore made from the Renewal Fund, (iv) certify that the payee and amount stated with respect to each item in the requisition are correct and that such item is due and owing, (v) specify the name and address of the Person to whom payment is due or has been made, (vi) unless waived by the Bank (and if a Letter of Credit is no longer in effect, the Trustee at the written direction of the Holders of one hundred percent (100%) of the Bonds), certify that no Event of Default shall exist and be continuing under this Indenture or the Lease Agreement or any other Security Document, or any condition, event or act which, with notice or lapse of time or both would constitute such an Event of Default, (vii) certify that such Authorized Representative of the Lessee has no knowledge of any vendor's lien, mechanic's lien or security interest which should be satisfied or discharged before the payment as requisitioned is made, or which will not be discharged by such payment if consented to by the Bank (or, if a Letter of Credit is no longer in effect, the Trustee at the written direction of one hundred percent (100%) of the Bonds), and (viii) if the payment is a reimbursement to the Lessee for costs or expenses of the Lessee incurred by reason of work performed or supervised by officers, partners or employees of the Lessee or any Affiliate, certify that such officers, partners or employees were specifically employed for such purpose and that the amount to be paid does not exceed the actual cost thereof to the Lessee. Each such requisition shall be accompanied by bills, invoices or other evidences reasonably satisfactory to the Trustee and the Bank and a search prepared by a title company, or other evidence reasonably satisfactory to the Trustee and the Bank, indicating that there has not been filed with respect to the Facility and/or the Facility Realty any mechanic's, materialmen's or any other lien in connection with the rebuilding, replacement, repair and restoration of the Facility and that there exists no encumbrances on or affecting the Facility or the Facility Realty or any part thereof other than Permitted Encumbrances or those encumbrances consented to by the Agency and the Bank. The Trustee shall be entitled to rely on such requisition. The Trustee shall keep and maintain adequate records pertaining to the Renewal Fund and all disbursements therefrom and shall furnish copies of same to the Agency, the Bank and/or the Lessee upon reasonable written request therefor.

      (e) The date of completion of the restoration of the Facility shall be evidenced to the Agency, the Bank and the Trustee by a certificate of an Authorized Representative of the Lessee stating (i) the date of such completion,
(ii) that all labor, services, machinery, equipment, materials and supplies used therefor and all costs and expenses in connection therewith have been paid for,
(iii) that the Facility has been restored to substantially its condition immediately prior to the Loss Event, or to a condition of at least equivalent value, operating efficiency and function (except if the same has been partially taken by eminent domain or condemnation), (iv) that the Agency has good and valid title to all property constituting part of the restored Facility and all property of the Facility is subject to the Lease Agreement and the liens and security interests of the Mortgage with respect to the Net Proceeds and the earnings thereon, and (v) that the restored Facility is ready for occupancy, use and operation for its intended purposes. Notwithstanding the foregoing, such certificate shall state (x) that it is given without prejudice to any rights of the Lessee against third parties which exist at the date of such certificate or which may subsequently come into being, (y) that it is given only for the purposes of this Section and Section 5.1 of the Lease Agreement, and (z) that no Person other than the Agency, the Bank (and the Issuing Agent, if any) or the Trustee may benefit therefrom. Such certificate shall be accompanied by (i) a certificate of occupancy (or its functional equivalent), if required, and any and all permissions, licenses or consents required of governmental authorities for the occupancy, operation and use of the Facility for the purposes contemplated by the Lease Agreement; and (ii) a search prepared by a title company, or other evidence satisfactory to the Agency and the Bank, indicating that there has not been filed with respect to the Facility and/or the Facility Realty any mechanic's, materialmen's or any other lien in connection with the rebuilding, replacement, repair and restoration of the Facility and that there exists no encumbrances on or affecting the Facility or the Facility Realty or any part thereof (except if the same has been partially taken by eminent domain or condemnation) and other than Permitted Encumbrances or those encumbrances consented to by the Agency and the Bank.

      (f) Any surplus remaining in the Renewal Fund after the completion of the rebuilding, replacement, repair and restoration of the Facility shall be transferred by the Trustee to the Reimbursement Account of the Lease Payments Fund for reimbursement of amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents in connection with the redemption of Bonds and otherwise owed to the Bank (and the Issuing Agent, if any) in accordance with the terms of the Reimbursement Agreement and the other Security Documents (or, if a Letter of Credit is no longer in effect and all amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents shall have been paid in full, to the Redemption Account of the Bond Fund). Any surplus remaining after the Bonds have been retired in any manner shall be paid to the Lessee.

      (g) All earnings on amounts on deposit in the Renewal Fund shall be applied by the Trustee in accordance with Section 5.10 hereof.

      SECTION 5.04. Lease Payments Fund. (a) The Trustee shall deposit in the
                    -------------------
Lease Payments Fund (i) the amounts paid by the Lessee under Sections 2.1(g), 2.4, 3.3(a), 3.3(b), 3.7(c), 4.2, 5.1, 6.4, 6.13 and 8.1 of the Lease Agreement,
and (ii) the amounts to be deposited therein pursuant to Sections 4.01, 5.02, 5.03, 5.05(a) and 5.06 hereof. The aggregate amount so paid shall be deposited as received in the following Accounts of the Lease Payments Fund in the following priority:

                First - the Reimbursement Account until the amount on deposit in such Account is equal to the aggregate of the lease rental payments then required to be on deposit in such Account pursuant to subsections (a) and (b) of Section 3.3 of the Lease Agreement plus the amounts paid into such Account pursuant to Section 3.7 of the Lease Agreement, if any; and

          Second - if no Letter of Credit is required hereunder and all amounts owed to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents have been paid in full, the Principal Account, the Interest Account, the Redemption Account or the Sinking Fund Installment Account of the Bond Fund, as appropriate.

      (b) The Trustee shall apply the amounts on deposit in the Reimbursement Account of the Lease Payments Fund in accordance with Section 5.06(c) hereof.

      (c) In the event there shall be an insufficiency of amounts on deposit in the Reimbursement Account prior to an Interest Payment Date, the Trustee shall promptly deliver notice of such insufficiency to the Lessee, the Agency and the Bank (and the Issuing Agent, if any) and, upon receipt of written direction of the Agency, shall cure any such insufficiency by transferring moneys from any other Funds (other than moneys in or required to be transferred to the Project
Fund) to pay the Bank (and its Issuing Agent, if any) any amounts owed to them under the Reimbursement Agreement and the other Security Documents.

      (d) In the event there is a drawing on the Letter of Credit to pay the Purchase Price of Series 2002 Bonds, and the Lessee in accordance with Section 3.7(c) of the Lease Agreement pays to the Trustee by no later than 2:00 p.m., New York City time, an amount of immediately available funds sufficient to reimburse the Bank therefor, the Trustee shall so apply such amount before 5:00 p.m., New York City time; provided that any amount received after 2:00 p.m., New York City time, but before 5:00 p.m., New York City time, on any Business Day shall be so applied by 10:00 a.m., New York City time, on the next Business Day without liability to the Trustee.

      SECTION 5.05. Payments into Bond Fund. The Trustee shall promptly deposit
                    -----------------------
the following receipts into the Bond Fund:

      (a) Excess amounts in the Project Fund required to be deposited (i) in the Redemption Account of the Bond Fund pursuant Section 5.02(e) and to the first sentence of Section 5.02(f) hereof, which shall be kept segregated from any other moneys within such Account, or (ii) in the Bond Fund pursuant to the second sentence of Section 5.02(f) hereof, in each case to the extent not otherwise transferred to the Reimbursement Account of the Lease Payment Fund pursuant to this Indenture.

      (b) Amounts in the Renewal Fund required by Section 5.03 hereof to be deposited pursuant to Sections 5.03(b), (c) and (f) hereof in the Redemption Account of the Bond Fund, in each case to the extent not otherwise transferred to the Reimbursement Account of the Lease Payments Fund pursuant to this Indenture.

      (c) Moneys drawn by the Trustee under the Letter of Credit for the payment of principal of the Bonds, which shall be credited to the Principal Account of the Bond Fund and not commingled with any other moneys held by the Trustee and applied, subject to Section 5.06(a) hereof, together with amounts available in the Principal Account, to the payment of principal of the Bonds.

      (d) Moneys drawn by the Trustee under the Letter of Credit for the payment of Sinking Fund Installments for the Bonds, which shall be credited to the Sinking Fund Installment Account of the Bond Fund and not commingled with any other moneys held by the Trustee and applied, subject to Section 5.06(a) hereof, together with amounts available in the Sinking Fund Installment Account, to the payment of the Sinking Fund Installments for the Bonds.

      (e) Moneys drawn by the Trustee under the Letter of Credit for the payment of interest on the Bonds, which shall be credited to the Interest Account of the Bond Fund and not commingled with any other moneys held by the Trustee and applied, subject to Section 5.06(a) hereof, together with amounts available in the Interest Account, to the payment of interest on the Bonds.

      (f) Moneys drawn by the Trustee under the Letter of Credit for the payment of the Redemption Price of Bonds to be redeemed in whole or in part, together with interest accrued thereon to the date of redemption, which shall be credited to the Redemption Account in the manner set forth in this Indenture and the Lease Agreement and not commingled with any other moneys held by the Trustee and applied, subject to Section 5.06(a) hereof, together with amounts available in the Redemption Account, to pay the Redemption Price of the Bonds to be redeemed, together with interest accrued thereon to the date of redemption.

      (g) Amounts transferred from the Reimbursement Account of the Lease Payments Fund to the Bond Fund under the circumstances set forth in the second sentence of Section 5.06(c) hereof or if no Letter of Credit is required hereunder which shall be deposited in the Principal Account, Sinking Fund Installment Account, Interest Account or Redemption Account of the Bond Fund and applied, subject to Section 5.06(a) hereof, together with any amounts available in any such Accounts, solely to the payment of the principal of and interest on the Bonds, as the case may be. So long as a Letter of Credit is in effect, moneys transferred from the Reimbursement Account of the Lease Payments Fund to the Bond Fund which do not constitute Priority Amounts shall be segregated from Priority Amounts on deposit in the Bond Fund and shall not be commingled with any such Priority Amounts until such moneys constitute Priority Amounts hereunder.

      (h) The excess amounts referred to in the third sentence of Section 5.07(d) hereof, which shall be credited to the Interest Account of the Bond Fund.

      (i) Any amounts transferred from the Redemption Account pursuant to
Section 5.07(h) hereof, which shall be deposited to the Interest Account, the Principal Account and the Sinking Fund Installment Account of the Bond Fund, as the case may be and in such order of priority, and applied, subject to Section 5.06(a) hereof, solely to the payment of the principal of and interest on the Bonds, as the case may be.

      (j) All other receipts when and if required by the Lease Agreement or by this Indenture or by any other Security Document to be paid into the Bond Fund, which shall be credited (except as provided in Section 8.04) to the Redemption Account of the Bond Fund.

      SECTION 5.06. Priority Amounts; Letter of Credit. (a) So long as a Letter
                    ----------------------------------
of Credit is in effect, and subject to Section 5.06(e) hereof, all payments made to Holders of Bonds of a Series hereunder, whether on account of principal, Purchase Price or the Redemption Price (including redemption premium) of, and interest on, the Bonds, shall be made only as follows:

             (i)   first, (but only with respect to payments of Purchase Price)
                   -----
from the available proceeds of the remarketing of the Bonds as provided in
Section 2.07 hereof;

             (ii)  second, from moneys drawn by the Trustee under the Letter of
                   ------
Credit pursuant to subsection (b) below;

             (iii) third, from any Priority Amounts held by the Trustee in the
                   -----
Bond Fund or in the Lease Payments Fund; and

             (iv)  fourth, from any other moneys available to the Trustee,
                   ------
including, without limitation, moneys paid by the Lessee or any subsidiary or Affiliate thereof pursuant to Section 3.7 of the Lease Agreement or otherwise.

      Notwithstanding the foregoing provision, payments of Purchase Price, Sinking Fund Installments, principal of and interest on Series 2002 Bonds owned by the Lessee will be paid only from the first and last categories of moneys, and payment of the redemption premium, if any, on any Series 2002 Bonds shall be payable from Priority Amounts other than moneys drawn on the Letter of Credit. The proceeds of investments of any moneys in any of these categories may be used to the same extent as if the moneys invested could be used.

      When a Letter of Credit is not in effect with respect to Bonds, the Trustee will make payments of the principal of, and premium, if any, and interest on, such Bonds first, from proceeds of the sale of the Bonds available therefor and, second, from any other moneys available to the Trustee for the purpose, including without limitation rental payments transferred from the Lease Payments Fund to the Bond Fund in accordance with Section 5.04(a) hereof.

      (b) Subject to Section 5.06(e) hereof, the Trustee shall draw on or otherwise realize upon the Letter of Credit on such date, at such time and in such manner in accordance with the terms thereof

             (i) to the extent necessary to make timely payments to Bondholders of any amounts due with respect to the Bonds issued hereunder and secured by such Letter of Credit, whether on account of the principal thereof, Sinking Fund Installments therefor, or interest due thereon, upon the redemption thereof or otherwise, but not including the premium, if any, thereon unless otherwise permitted by the terms of such Letter of Credit,

             (ii) to the extent necessary to make payment of principal of and interest on Bonds secured by such Letter of Credit upon the acceleration of the principal of and interest on the Bonds as a result of the occurrence of an Event of Default hereunder, as provided in Section 8.01 hereof, and

             (iii) to the extent necessary to make timely payments of the Purchase Price of Bonds secured by such Letter of Credit tendered or deemed tendered, together with interest accrued thereon, to the extent that at the time of such draw the remarketing proceeds then held by the Tender Agent shall not be sufficient to provide amounts required for the purchase of Bonds pursuant to the provisions of Article II hereof.

      (c) With respect to any amounts drawn or to be drawn under the Letter of Credit pursuant to clauses (i), (ii) or (iii) of Section 5.06(b) hereof, the Trustee shall, prior to the time and on the day specified in the Reimbursement Agreement, immediately remit to the Bank from amounts on deposit in the Reimbursement Account of the Lease Payments Fund in same day funds such sums as shall be sufficient to reimburse the Bank for such drawing (except that if there is an Issuing Agent, such reimbursement shall be made directly to the Issuing Agent). In the event the Bank (or its Issuing Agent, if any) shall fail to pay to the Trustee the amount or any portion thereof so requested to be drawn by the Trustee under the Letter of Credit, the Trustee shall transfer the amounts on deposit in the Reimbursement Account of the Lease Payments Fund to the Bond Fund (or such portion thereof as shall be necessary therefor) to be applied for the purpose so originally requested in connection with such drawings as provided in
Section 5.05(g) hereof.

      (d) If at any time there shall have been delivered to the Trustee a Substitute Letter of Credit or a Fixed Rate Credit Facility, as the case may be, in substitution for or replacement of the then existing Letter of Credit or a Fixed Rate Credit Facility, as the case may be, meeting the requirements set forth in Section 2.12 hereof, the Trustee shall accept such Substitute Letter of Credit or Fixed Rate Credit Facility, as the case may be, and promptly surrender the previously held Letter of Credit to the Bank. If at any time there shall cease to be Bonds Outstanding hereunder pursuant to Section
10.01 hereof, the Trustee shall promptly surrender the Letter of Credit to the Bank or the Fixed Rate Credit Facility to the issuer thereof, as the case may be.

      (e) Notwithstanding any provision to the contrary which may be contained in this Indenture, including, without limitation, Section 5.06(b) hereof, (i) in computing the amount to be drawn under the Letter of Credit on account of the payment of the principal or Purchase Price of, Sinking Fund Installments for or interest on the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which are Pledged Bonds or Bonds for which the Lessee is the registered Holder on the date such payment is due, (ii) amounts drawn by the Trustee under the Letter of Credit shall not be applied to the payment of the principal or Purchase Price of, Sinking Fund Installments for or interest on, any Bonds which are Pledged Bonds or Bonds for which the Lessee is the registered Holder on the date such payment is due, and (iii) Priority Amounts will not be applied to Pledged Bonds until all the payments that are required to be made for Bonds other than Pledged Bonds have been made.

      (f) All amounts drawn by the Trustee under the Letter of Credit shall be held, except as provided in Section 13.05 hereof, by the Trustee in separate trust accounts and, subject to Section 15.02(b) hereof, shall be subject to a security interest, lien and charge thereon in favor of the Trustee for the benefit of the Holders of the Bonds other than Pledged Bonds (and not the Bank) and shall not be commingled with any other moneys; nor shall any such amounts so drawn be invested. Further, all amounts held by the Trustee which, with the passage of time and the non-occurrence of an Act of Bankruptcy, are to become Priority Amounts shall be held in separate trust accounts and not commingled with any other moneys.

      SECTION 5.07. Application of Bond Fund. (a) Subject to the provisions of
                    ------------------------
Section 5.06(a) hereof, the Trustee shall (i) on each Interest Payment Date pay or cause to be paid out of the Interest Account in the Bond Fund the interest due on the Bonds, and (ii) further pay out of the Interest Account of the Bond Fund any amounts required for the payment of accrued interest upon any redemption of Bonds.

      (b) Subject to the provisions of Section 5.06(a) hereof, the Trustee shall on each principal payment date on the Bonds pay or cause to be paid to the respective Paying Agents therefor out of the Principal Account of the Bond Fund, the principal amount, if any, due on the Bonds (other than such as shall be due by mandatory Sinking Fund Installment redemption), upon the presentation and surrender of the requisite Bonds.

      (c) Subject to the provisions of Section 5.06(a) hereof, there shall be paid from the Sinking Fund Installment Account of the Bond Fund to the Paying Agents on each Sinking Fund Installment payment date in immediately available funds the amounts required for the Sinking Fund Installment due and payable with respect to Bonds which are to be redeemed from Sinking Fund Installments on such date (accrued interest on such Bonds being payable from the Interest Account of the Bond Fund). Such amounts shall be applied by the Paying Agents to the payment of such Sinking Fund Installment when due. The Trustee shall call for redemption, in the manner provided in Article VI hereof, Bonds for which Sinking Fund Installments are applicable in a principal amount equal to the Sinking Fund Installment then due with respect to such Bonds. Such call for redemption shall be made even though at the time of mailing of the notice of such redemption sufficient moneys therefor shall not have been deposited in the Bond Fund.

      (d) Amounts in the Redemption Account of the Bond Fund shall be applied, at the written direction of the Lessee, as promptly as practicable, to the redemption of Bonds at prices not exceeding the Redemption Price thereof applicable on the earliest date upon which the Bonds are next subject to redemption pursuant to Section 2.04(a) or (c) hereof, as may be applicable, plus in each case accrued interest to the date of redemption. Any amount in the Redemption Account not so applied to the purchase of Bonds by forty-five (45) days prior to the next date on which the Bonds are so redeemable shall be applied, subject to the provisions of Section 5.06(a) hereof, to the redemption of Bonds on such redemption date; provided that if such amount aggregates less than $100,000, such amount need not be then applied to such redemption. Any amounts deposited in the Redemption Account and not applied within twelve (12) months of their date of deposit to the purchase or redemption of Bonds (except if held in accordance with Section 10.01 hereof) shall be transferred to the Interest Account. Upon the redemption of any Bonds, an amount equal to the principal of such Bonds so purchased or redeemed shall be credited against the next ensuing and future Sinking Fund Installments for such Bonds in chronological order of the due dates of such Sinking Fund Installments until the full principal amount of such Bonds so purchased or redeemed shall have been so credited. The portion of any such Sinking Fund Installment remaining after the deduction of such amounts so credited shall constitute and be deemed to be the amount of such Sinking Fund Installment for the purposes of any calculation thereof under this Indenture. The Bonds to be redeemed shall be selected by the Trustee in the manner provided in Section 6.02 hereof. Amounts in the Redemption Account to be applied to the redemption of Bonds shall be paid to the respective Paying Agents on or before the redemption date and applied by them on such redemption date to the payment of the Redemption Price of the Bonds being redeemed plus interest on such Bonds accrued to the redemption date.

      (e) In lieu of redeeming Bonds not secured by a Letter of Credit through Sinking Fund Installment redemption, the Lessee may negotiate or arrange for purchase of Bonds in such manner (through brokers or otherwise, and with or without receiving tenders) as it shall in its discretion determine and surrender such Bonds to the Trustee for cancellation. The Trustee, upon presentation by the Lessee to the Trustee of Bonds to be purchased accompanied by a written request of an Authorized Representative of Agency (given at the written direction of the Lessee) to the Trustee requesting payment therefor, shall provide monies for payment of the purchase price for any such Bonds from the moneys deposited in the Redemption Account of the Bond Fund and the payment of accrued interest shall be made out of moneys deposited in the Interest Account of the Bond Fund. Bonds so purchased and surrendered shall be canceled by the Trustee.

      (f) The Agency shall receive a credit in respect of Sinking Fund Installments for any Bonds which are subject to mandatory Sinking Fund Installment redemption and which are delivered by the Agency or the Lessee to the Trustee on or before the forty-fifth (45th) day next preceding any Sinking Fund Installment payment date and for any Bonds which prior to said date have been purchased or redeemed (otherwise than through the operation of the Sinking Fund Installment Account) and canceled by the Trustee and not theretofore applied as a credit against any Sinking Fund Installment. Each Bond so delivered, canceled or previously purchased or redeemed shall be credited by the Trustee at one hundred per cent (100%) of the principal amount thereof against the obligation of the Agency on such Sinking Fund Installment payment date with respect to such Bonds, and maturity and the principal amount of such Bonds to be redeemed by operation of the Sinking Fund Installment Account on the due date of such Sinking Fund Installment shall be reduced accordingly, and any excess over such principal amount shall be credited on future Sinking Fund Installments in direct chronological order, and the principal amount of Bonds to be redeemed by application of Sinking Fund Installment payments shall be accordingly reduced.

      (g) The Lessee shall on or before the forty-fifth (45th) day next preceding each Sinking Fund Installment payment date furnish the Trustee with the certificate of an Authorized Representative of the Lessee indicating whether or not and to what extent the provisions of this Section are to be availed of with respect to such Sinking Fund Installment payment, stating, in the case of the credit provided for, that such credit has not theretofore been applied against any Sinking Fund Installment and confirming that immediately available cash funds for the balance of the next succeeding prescribed Sinking Fund Installment payment will be paid on or prior to the next succeeding Sinking Fund Installment payment date.

     (h) Moneys in the Redemption Account of the Bond Fund which are not set aside or deposited for the redemption or purchase of Bonds shall be transferred by the Trustee to the Interest Account, to the Principal Account or to the Sinking Fund Installment Account of the Bond Fund.

     SECTION 5.08. [Reserved].
                   ----------

     SECTION 5.09. [Reserved].
                   ----------

     SECTION 5.10. Investment of Funds and Accounts. (a) Amounts in the Lease
                   --------------------------------
Payments Fund, the Project Fund and the Renewal Fund may, if and to the extent then permitted by law, be invested only in Qualified Investments; and amounts in the Bond Fund may, if and to the extent permitted by law, be so invested only in Government Obligations that are then rated by each Rating Agency not less than its current rating assigned to the Bonds. Such investments shall be made by the Trustee only at the written request (or orally if confirmed in writing) of an Authorized Representative of the Lessee and with the consent of the Bank with respect to any investment of amounts on deposit in the Reimbursement Account of the Lease Payments Fund. The Lessee shall certify to the Trustee with each investment direction referred to below. Such investments shall mature in such amounts and at such times as may be necessary to provide funds when needed to make payments from the applicable Fund. Net income or gain received and collected from such investments shall be credited and losses charged to the fund or account for which such investment shall have been made; provided, however, that such net income or gain shall be credited to (i) the Interest Account of the Bond Fund with respect to the investment of amounts held in the Bond Fund, and (ii) the Project Fund with respect to the investment of amounts held in the Project Fund, the Lease Payments Fund or the Renewal Fund until completion of the Project and thereafter the Reimbursement Account of the Lease Payments Fund for application in connection with the redemption of Bonds (or if no Letter of Credit is required hereunder and all amounts due to the Bank (and the Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents shall have been paid in full, the Redemption Account of the Bond
Fund).

     (b) At least ten (10) days prior to each Lease Rental Payment Date under the Lease Agreement, the Trustee shall notify the Lessee of the amount of such net investment income or gain received and collected subsequent to the last such rental payment and the amount then available in the various Accounts of the Bond Fund and the Lease Payments Fund.

     (c) The Trustee shall sell at the best price reasonably obtainable by its Treasury Department, or present for redemption or exchange, any obligations in which moneys shall have been invested to the extent necessary to provide cash in the respective Funds or Accounts, to make any payments required to be made therefrom, or to facilitate the transfers of moneys or securities between various Funds and Accounts as may be required from time to time pursuant to the provisions of this Article. As soon as practicable after any such sale, redemption or exchange, the Trustee shall give notice thereof to the Agency, the Bank (and the Issuing Agent, if any) and the Lessee.

     (d) Neither the Trustee nor the Agency shall be liable for any loss arising from, or any depreciation in the value of, any obligations in which moneys of the Funds and Accounts shall be invested. The investments authorized by this
Section 5.10 shall at all times be subject to the provisions of applicable law, as amended from time to time.

     (e) Qualified Investments shall be valued at the lesser of cost or market price, inclusive of accrued interest (other than Qualified Investments required or used under Section 10.01 hereof).

     SECTION 5.11. Moneys to be Held in Trust. (a) All moneys required to be
                   --------------------------
deposited with or paid to the Trustee for the credit of any Fund or Account under any provision of this Indenture and all investments made therewith shall be held by the Trustee in trust for the benefit of the Bondholders and the

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

Bank (and the Issuing Agent, if any), and while held by the Trustee constitute part of the trust estate and be subject to the lien hereof.

     (b) Moneys received by the Remarketing Agent or the Tender Agent from the remarketing of a Bond of a Series pursuant to Article II hereof will be held, segregated from other funds, in trust for the benefit of the Person from whom such Bond was purchased and will not be invested while so held.

     SECTION 5.12. Repayment to the Lessee from the Funds. After payment in full
                   --------------------------------------
of the Bonds in accordance with Section 10.01 hereof and the payment of all fees, charges and expenses of the Agency, the Trustee, the Bond Registrar, the Tender Agent, the Remarketing Agent, the Bank (and its Issuing Agent, if any) and the Paying Agents and all other amounts required to be paid hereunder and under the Reimbursement Agreement and the other Security Documents, all amounts remaining in the Project Fund, the Bond Fund, the Lease Payments Fund or the Renewal Fund shall be paid to the Lessee upon the expiration or sooner or later termination of the term of the Lease Agreement as provided in Section 6.9 of the Lease Agreement.

                                  ARTICLE VI.

                               REDEMPTION OF BONDS

     SECTION 6.01. Privilege of Redemption and Redemption Price. Bonds or
                   --------------------------------------------
portions thereof subject to redemption prior to maturity shall be redeemable, upon mailed notice as provided in this Article, at the times, at the Redemption Prices and upon such terms in addition to and consistent with the terms contained in this Article as shall be specified in Section 2.04 of this Indenture and in said Bonds.

     SECTION 6.02. Selection of Bonds to be Redeemed. In the event of redemption
                   ---------------------------------
of less than all the Outstanding Bonds of the same Series and maturity, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee in such manner as the Trustee in its discretion may deem fair (except
(i) that Bonds to be redeemed from Sinking Fund Installments shall be redeemed by lot, and (ii) any Pledged Bonds shall be redeemed prior to any other Bond). In the event of redemption of less than all the Outstanding Bonds, the Trustee shall select the principal amount of such Bonds to be redeemed by lot or in such other customary manner as the Trustee may determine. The portion of Bonds to be redeemed in part shall be in the principal amount of the minimum authorized denomination thereof or some integral multiple thereof and, in selecting Bonds for redemption, the Trustee shall treat each such Bond as representing that number of Bonds of such Series of which is obtained by dividing the principal amount of such registered Bond by the minimum denomination (referred to below as a "unit") then issuable rounded down to the integral multiple of such minimum denomination. If it is determined that one or more, but not all, of the units of principal amount represented by any such Bond is to be called for redemption, then, upon notice of intention to redeem such unit or units, the Holder of such Bond shall forthwith surrender such Bond to the Trustee for (a) payment to such Holder of the Redemption Price of the unit or units of principal amount called for redemption and (b) delivery to such Holder of a new Bond or Bonds of the same Series in the aggregate unpaid principal amount of the unredeemed balance of the principal amount of such Bond. New Bonds of the same Series and maturity representing the unredeemed balance of the principal amount of such Bond shall be issued to the registered Holder thereof, without charge therefor. If the Holder of any such Bond of a denomination greater than a unit shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for redemption to the extent of the unit or units of principal amount called for redemption (and to that extent only).

     SECTION 6.03. Notice of Redemption. When redemption of any Bonds is
                   --------------------
requested or required pursuant to this Indenture, the Trustee shall give notice of such redemption in the name of the Agency, specifying the Series, CUSIP number, Bond numbers, the date of original issue, the date of mailing of the

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

notice of redemption, maturities, interest rates and principal amounts of the Bonds or portions thereof to be redeemed, the redemption date, the Redemption Price and the place or places where amounts due upon such redemption will be payable (including the name, address and telephone number of a contact person at the Trustee) and specifying the principal amounts of the Bonds or portions thereof to be payable and, if less than all of the Bonds of a Series of any maturity are to be redeemed, the numbers of such Bonds or portions thereof to be so redeemed. Such notice shall further state that on such date there shall become due and payable upon each Bond of such Series or portion thereof to be redeemed the Redemption Price thereof together with interest accrued to but not including the redemption date, and that from and after such date interest thereon shall cease to accrue and be payable. Such notice may set forth any additional information relating to such redemption. The Trustee, in the name and on behalf of the Agency, (i) shall mail a copy of such notice by first class mail, postage prepaid, not more than 40 nor less than 30 days prior to the date fixed for redemption, to the registered owners of any Bonds which are to be redeemed, at their last addresses, if any, appearing upon the registration books, but any defect in such notice shall not affect the validity of the proceedings for the redemption of Bonds with respect to which proper mailing was effected; and (ii) cause notice of such redemption to be sent to at least two
(2) of the national information services that disseminate redemption notices; provided, however, that if redemption is required as a result of the termination of a Letter of Credit pursuant to Section 2.04(e) hereof, then the Trustee must send the Bondholders such notice of redemption immediately following receipt of such notice of termination. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the registered owner receives the notice. In the event of a postal strike, the Trustee shall give notice by other appropriate means selected by the Trustee in its discretion. If any Bond shall not be presented for payment of the Redemption Price within sixty (60) days of the redemption date, the Trustee shall mail a second notice of redemption to such Holder by first class mail, postage prepaid. Any amounts held by the Trustee due to non-presentment of Bonds for payments on any redemption date shall be retained by the Trustee for a period of at least one year after the final maturity date of such Bonds and held uninvested or in obligations set forth in subparagraph (vi) of the definition of Qualified Investments which shall be purchased by the Trustee at the written direction of an Authorized Representative of the Lessee.

     SECTION 6.04. Payment of Redeemed Bonds. (a) Notice having been given in
                   -------------------------
the manner provided in Section 6.03 hereof, the Bonds or portions thereof so called for redemption shall become due and payable on the redemption dates so designated at the Redemption Price, plus interest accrued and unpaid to but not including the redemption date. If, on the redemption date, moneys for the redemption of all the Bonds or portions thereof to be redeemed, together with interest to the redemption date, shall be held by the Paying Agents so as to be available therefor on said date and if notice of redemption shall have been given as aforesaid, then, from and after the redemption date, interest on the Bonds or portions thereof so called for redemption shall cease to accrue and become payable and such Bonds shall no longer be considered outstanding under this Indenture. If said moneys shall not be so available on the redemption date, such Bonds or portions thereof shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption.

     (b) Payment of the Redemption Price plus interest accrued to the redemption date shall be made to or upon the order of the registered owner only upon presentation of such Bonds for cancellation and exchange as provided in Section
6.05 hereof; provided, however, that any Holder of at least $1,000,000 in aggregate principal amount of Bonds may, by written request to the Trustee, direct that payments of Redemption Price and accrued interest to the date of redemption be made by wire transfer in Federal funds at such wire transfer address as the owner shall specify to the Trustee in such written request.

     (c) Notwithstanding any other provision of this Section 6.04, Series 2002 Bonds called for redemption and purchased pursuant to an optional tender for purchase before the redemption date will not be redeemed but shall be canceled in accordance with Section 2.07(a) (ii) hereof.

     SECTION 6.05. Cancellation of Redeemed Bonds. (a) All Bonds redeemed in
                   ------------------------------
full under the provisions of this Article, shall forthwith be canceled and returned to the Agency and no Bonds shall be executed, authenticated or issued hereunder in exchange or substitution therefor, or for or in respect of any paid portion of a Bond.

     (b) If there shall be drawn for redemption less than all of a Bond, as described in Section 6.02 hereof, the Agency shall execute and the Trustee shall authenticate and deliver, upon the surrender of such Bond, without charge to the owner thereof, for the unredeemed balance of the principal amount of the Bond so surrendered, a Bond or Bonds of like tenor and maturity in any of the authorized denominations.

                                  ARTICLE VII.

                              PARTICULAR COVENANTS

     SECTION 7.01. Agency's Obligations Not to Create a Pecuniary Liability.
                   --------------------------------------------------------
Each and every covenant herein made, including all covenants made in the various sections of this Article VII, is predicated upon the condition that any obligation for the payment of money incurred by the Agency shall not create a debt of the State nor the Town and neither the State nor the Town shall be liable on any obligation so incurred, and the Bonds and any other obligation for the payment of money incurred by the Agency hereunder shall not be payable out of any funds of the Agency other than those pledged therefor but shall be payable by the Agency solely from the lease rentals, revenues and receipts derived from or in connection with the Facility pledged to the payment thereof in the manner and to the extent in this Indenture specified and nothing in the Bonds, in the Lease Agreement, in the Mortgage, in this Indenture or in any other Security Document shall be considered as pledging any other funds or assets of the Agency.

     SECTION 7.02. Payment of Principal and Interest. The Agency covenants that
                   ---------------------------------
it will from the sources herein contemplated promptly pay or cause to be paid the principal and Purchase Price of, Sinking Fund Installments for, and interest on the Bonds, and the Redemption Price, if any, together with interest accrued to but not including the date of redemption, at the place, on the dates and in the manner provided in this Indenture and in the Bonds according to the true intent and meaning thereof. All covenants, stipulations, promises, agreements and obligations of the Agency contained herein shall be deemed to be covenants, stipulations, promises, agreements and obligations of the Agency and not of any member, officer, director, employee or agent thereof in his individual capacity, and no resort shall be had for the payment of the principal of, redemption premium, if any, or interest on the Bonds or for any claim based thereon or hereunder against any such member, officer, director, employee or agent or against any natural person executing the Bonds. Neither the Bonds, the interest thereon, nor the Redemption Price thereof shall ever constitute a debt of the State or of the Town and neither the State nor the Town shall be liable on any obligation so incurred, and the Bonds shall not be payable out of any funds of the Agency other than those pledged therefor. The Agency shall not be required under this Indenture or the Lease Agreement or any other Security Document to expend any of its funds other than (i) the proceeds of the Bonds, (ii) the lease rentals, revenues and receipts, rental income and other moneys held or derived from or in connection with the Facility and pledged to the payment of the Bonds,
(iii) any income or gains therefrom, and (iv) the Net Proceeds with respect to the Facility.

     SECTION 7.03. Performance of Covenants; Authority. The Agency covenants
                   -----------------------------------
that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all proceedings pertaining thereto. The Agency covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to execute this Indenture, to lease the Facility pursuant to the Lease Agreement, to mortgage

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

and grant a security interest in the property described in and mortgaged by the Mortgage, to assign the Lease Agreement and to pledge the lease rentals, revenues and receipts hereby pledged in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken; and that the Bonds in the hands of the Holders thereof are and will be the valid and enforceable special obligations of the Agency according to the import thereof.

     SECTION 7.04. Books and Records; Certificate as to Defaults. The Agency and
                   ---------------------------------------------
the Trustee each covenant and agree that proper books of record and account will be kept showing complete and correct entries of all transactions relating to the Project and the Facility, and that the Bank, any Credit Provider and the Holders of any of the Bonds shall have the right at all reasonable times to inspect all records, accounts and data relating thereto. In this regard, records furnished by the Agency and the Lessee to, or kept by, the Trustee in connection with its duties as such shall be deemed to be in compliance with the Agency's obligations under this Section 7.04. Within thirty (30) days after receiving the certificate and affidavit from the Lessee as provided in Section 6.6(b) of the Lease Agreement or a written request of the Bank or the Credit Provider as the case may be, therefor, the Trustee shall render to the Agency and the Bank or the Credit Provider as the case may be, a statement that moneys received by the Trustee pursuant to the Lease Agreement were applied by it to the payment of the principal or Redemption Price, if any, of, Sinking Fund Installments for and interest on the Bonds, at the place, on the dates and in the manner provided in this Indenture and that the Trustee has no knowledge of any defaults under this Indenture or the Lease Agreement or any other Security Document or specifying the particulars of such defaults which may exist.

     SECTION 7.05. Lease Agreement. It is understood and agreed that the
                   ---------------
Facility has been leased to the Lessee under the Lease Agreement. The Lease Agreement will be recorded in the appropriate office of the County Clerk of the County of Suffolk, and an executed copy will be on file in the office of the Agency and in the principal corporate trust office of the Trustee. Reference is hereby made to the Lease Agreement for a detailed statement of the terms and conditions thereof and for a statement of the rights and obligations of the parties thereunder. All covenants and obligations of the Lessee under the Lease Agreement shall be enforceable either by the Agency or the Trustee, or by the Bank (or its Issuing Agent, if any) or the Credit Provider as the case may be, to the extent permitted under Article VIII hereof, to whom, in its own name or in the name of the Agency, is hereby granted the right (to the extent herein provided therefor and subject to Section 9.05 hereof) to enforce all rights of the Agency and all obligations of the Lessee under the Lease Agreement, whether or not the Agency is enforcing such rights and obligations. The Trustee shall take such action in respect of any matter as is provided to be taken by it in the Lease Agreement (including, without limitation, Sections 4.2 and 6.4 thereof) upon compliance or noncompliance by the Lessee and the Agency, with the provisions of the Lease Agreement relating to the same.

     SECTION 7.06. Creation of Liens; Indebtedness; Sale of Facility. The Agency
                   -------------------------------------------------
shall not create or suffer to be created, or incur or issue any evidences of indebtedness secured by, any lien or charge upon or pledge of the revenues and rental income derived from or in connection with the Facility and assigned to the Trustee and the Bank (and its Issuing Agent, if any) under this Indenture, except the lien, charge and pledge created by this Indenture, the Lease Agreement and the Mortgage. Except with respect to the enforcement of the Agency's Reserved Rights and except as specifically permitted under this Indenture, the Lease Agreement or the Mortgage, the Agency further covenants and agrees not to sell, convey, transfer, lease, mortgage or encumber the Facility or any part thereof, without the prior written consent of the Bank, so long as any of the Bonds are Outstanding and the Letter of Credit is in effect.

     SECTION 7.07. Ownership; Instruments of Further Assurance. The Trustee on
                   -------------------------------------------
behalf of the Agency shall defend the title of the Agency to the Facility and every part thereof for the benefit of the Holders of the Bonds and the Bank (and its Issuing Agent, if any) against the claims and demands of all persons whomsoever. The Agency covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such Supplemental Indentures and such further acts, instruments and transfers as the Trustee or the Bank (and its Issuing Agent, if any) may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee or the Bank all and singular the property described herein and the lien, pledge and security interest of this Indenture and the lease rentals, revenues and receipts pledged hereby to the payment of the principal or Redemption Price, if any, of and interest on the Bonds. Any and all property hereafter acquired which is of the kind or nature herein provided to be and become subject to the lien, pledge and security interest hereof shall ipso facto, and without any further
                                   -----------
conveyance, assignment or act on the part of the Agency, the Bank (and its Issuing Agent, if any) or the Trustee, become and be subject to the lien, pledge and security interest of this Indenture as fully and completely as though specifically described herein and therein, but nothing in this sentence contained shall be deemed to modify or change the obligations of the Agency heretofore made by this Section 7.07.

     SECTION 7.08. Recording and Filing. (a) This Indenture and all Supplemental
                   --------------------
Indentures shall be recorded by the Agency in the appropriate office of the County Clerk of the County of Suffolk, or in such other office as may be at the time provided by law as the proper place for the recordation thereof. The security interest of the Trustee and the Bank (and its Issuing Agent, if any) created by this Indenture in the property (other than real property), rights and interests herein and therein described, shall be perfected by the filing by the Agency in the office of the Secretary of State of the State and the State of Delaware, and in the office of the County Clerk of the County of Suffolk, of financing statements which fully comply with the New York State Uniform Commercial Code - Secured Transactions. This Indenture shall be re-recorded and re-indexed, and financing and continuation statements shall be filed and re-filed, by the Trustee whenever pursuant to the New York State Uniform Commercial Code-Secured Transactions or otherwise in the Opinion of Counsel to the Lessee or in the opinion of the Bank such action is necessary to preserve the lien and security interest hereof. The Lessee will, within ten days after any such filing, recording or other act, at the written request of the Agency, the Bank or the Trustee, cause there to be furnished to the Agency, the Bank and the Trustee an Opinion of Counsel as to the adequacy and reciting the details of such filing, recording or other act and specifying any re-recording or re-filing to be effected in the future with respect to the Lease Agreement, this Indenture or financing statements.

(b) All costs (including reasonable attorneys' fees) incurred in connection with the effecting of the requirements specified in this Section shall be paid by the Lessee.

     SECTION 7.09. Records Held of the Trustee. Upon seven days prior written
                   ---------------------------
request, the Trustee shall make available to the Lessee, the Bank and any issuer of a Fixed Rate Credit Facility for its inspection during normal business hours, its records with respect to the Project and the Facility.

     SECTION 7.10. Rights of the Bank. All provisions in this Indenture and each
                   ------------------
other Security Document (other than the Letter of Credit) regarding consents, directions, approvals or requests that must be obtained or honored by the Trustee from or at the request of the Bank shall be deemed not to require such consents, directions, approvals or requests be obtained or honored by the Trustee, and shall be read as if the Bank were not mentioned therein for so long as any Bonds shall be Outstanding, during any time in which (a) a Bank (or its Issuing Agent, if any) has wrongfully dishonored or has failed to pay a draft upon compliance with the Letter of Credit, which failure is continuing, (b) the Letter of Credit shall at any time for any reason be determined under applicable law, by a court of final competent jurisdiction, to be null and void and not valid and binding on the Bank (or its Issuing Agent, if any), or the validity or enforceability thereof is being contested by the Bank (or its Issuing Agent, if any) or by any governmental agency or authority which has taken control of the assets of the Bank (or its Issuing Agent, if any) in any bankruptcy, insolvency or similar proceedings and which shall be authorized under applicable law to so act on behalf of the Bank, or (c) the Letter of Credit is no longer in effect and any and all of the Lessee's obligations under the Reimbursement Agreement have been paid in full; provided, however, that if amounts are then owed to the Bank (or its Issuing Agent, if any) under the Reimbursement Agreement or any other Security Document or the Bank (or its Issuing Agent, if any) is legally obligated to honor future drawings under the Letter of Credit and there has been no payment default on the Bonds as a result of an event specified above, the Bank shall retain the right, in its sole discretion, to consent to any disposition or release of any collateral securing the obligations under the Reimbursement Agreement.

     SECTION 7.11. Consent of the Trustee. All provisions in this Indenture and
                   ----------------------
each other Security Document regarding consents, waivers, directions, approvals or requests by the Trustee or by 66 2/3% of the Bondholders pursuant to ss.11.03(a) of the Indenture shall, for so long as any Bonds shall be Outstanding, be upon the written direction to the Trustee by the Bank for so long as the Trustee shall have no knowledge of the occurrence and continuance of any event or circumstance set forth in Section 7.10 hereof. If the Trustee shall have actual knowledge of the occurrence and continuance of any event or circumstance so set forth in Section 7.10 hereof, for so long as any Bonds shall be Outstanding, any consents, directions, approvals or requests by the Trustee in this Indenture and each other Security Document shall be within the sole discretion of the Trustee. If the Bank shall have delivered the written direction referred to in the first sentence of this Section 7.11, and the Trustee shall have no knowledge of the occurrence and continuance of any event or circumstance set forth in Section 7.10 hereof, any consents, directions, approvals or requests in this Indenture and in each other Security Document by the Trustee, shall be, except as otherwise specifically set forth herein, upon the written direction to the Trustee by the Bank only. If any Bonds shall be Outstanding and the Trustee shall have knowledge of the occurrence and continuance of any event or circumstance set forth in Section 7.10 hereof, except as otherwise specifically set forth herein, any consents, directions, approvals or requests in this Indenture and in each other Security Document by the Trustee shall be at the sole discretion of the Trustee. Notwithstanding any provision of this Indenture or any other Security Document to the contrary, the Trustee may seek direction from the Bondholders solely in the instance where consent of 100% of the Bondholders are required pursuant to Section 11.03(a) of the Indenture or rely upon an Opinion of Bond Counsel to the effect that the Trustee is not required to obtain the consent of 100% of the Bondholders in providing any such consent under Section 11.03 of the Indenture, and the Trustee shall have no liability for failure to take any action in connection with this Indenture or any other Security Document except to the extent that action shall otherwise be expressly required of the Trustee under this Indenture. Notwithstanding the preceding provisions of this Section, if an Event of Default shall occur hereunder, and (y) any Bonds shall be Outstanding, the Trustee shall take such action and act at such direction as provided in Sections 8.01 through
8.12 hereof, or (z) Bonds shall no longer be Outstanding, the Trustee shall act at the direction of the Bank as provided in Section 8.13 hereof.

                                 ARTICLE VIII.

                   EVENTS OF DEFAULT; REMEDIES OF BONDHOLDERS

     SECTION 8.01. Events of Default; Acceleration of Due Date. (a) Each of the
                   -------------------------------------------
following events is hereby defined as and shall constitute an "Event of Default":

                   (1) Failure in the payment of the interest on any Bond when the same shall become due and payable;

                   (2) Failure in the payment of the principal or redemption premium, if any, of, or Sinking Fund Installment for, any Bonds, when the same shall become due and payable, whether at the stated maturity thereof or upon proceedings for redemption thereof or otherwise, or interest accrued thereon to but not including the date of redemption after notice of redemption therefor or otherwise;

                   (3) Failure to duly and punctually pay the Purchase Price of any Bond tendered or deemed tendered for purchase pursuant to Article II hereof;

                (4) Failure of the Agency to observe or perform any covenant, condition or agreement in the Bonds or hereunder on its part to be performed (except as set forth in Section 8.01(a)(1), (2) or (3) hereof) and (A) continuance of such failure for a period of thirty
          (30) days after receipt by the Agency and the Lessee of written notice specifying the nature of such default from the Trustee or the Holders of more than twenty-five per centum (25%) in aggregate principal amount of the Bonds Outstanding, or (B) if by reason of the nature of such default the same can be remedied, but not within the said thirty
          (30) days, the Agency or the Lessee fails to proceed with reasonable diligence after receipt of said notice to cure the same or fails to continue with reasonable diligence its efforts to cure the same, provided, however, that no default under this Section 8.01(a)(4) shall constitute an Event of Default unless the Bank shall have given written notice to the Trustee consenting thereto;

                (5) The occurrence of an "Event of Default" under the Lease Agreement or any other Security Document, provided, however, that, except with respect to the Agency's Reserved Rights, no default under this Section 8.01(a)(5) shall constitute an Event of Default unless the Bank shall have given written notice to the Trustee consenting thereto;

                (6) Receipt by the Trustee following a drawing under the Letter of Credit to pay interest on the Bonds of a Series secured by such Letter of Credit of written notice from the Bank that the Letter of Credit will not be reinstated (in respect of interest) to an amount equal to the interest component of the Applicable Principal and Interest Coverage required with respect to such Bonds;

                (7) Notification in writing received by the Trustee from the Bank that an "Event of Default" as defined in the Reimbursement Agreement has occurred and is continuing; or

                (8) The Bank (or its Issuing Agent, if any) shall wrongfully dishonor a request for payment under the Letter of Credit properly made by the Trustee in strict compliance with the terms of the Letter of Credit, which dishonor shall not have been cured within 30 days of the occurrence thereof or a Substitute Letter of Credit is not provided within such 30 day period.

         (b) Upon the happening and continuance of any Event of Default specified in Section 8.01(a)(4) or (5) hereof, unless the principal of all the Bonds shall have already become due and payable, and provided that the Bank shall have delivered to the Trustee its prior written consent, either the Trustee (by notice in writing to the Agency and the Lessee) or the Holders of over 25% in aggregate principal amount of the Bonds Outstanding (by notice in writing to the Agency, the Lessee and the Trustee) may declare the principal or Redemption Price, if any, of all the Bonds then Outstanding, and the interest accrued thereon, to be due and payable immediately, and upon such declaration the same shall become and be immediately due and payable, anything in this Indenture or in any of the Bonds contained to the contrary notwithstanding. Upon such declaration, the same shall become and be immediately due and payable (and interest shall cease to accrue), and the Trustee shall immediately draw on the Letter of Credit, to the extent permitted by the terms thereof, in an amount equal to the principal of, and accrued interest on, the Bonds then due and payable.

        (c) Upon the happening and continuance of any Event of Default specified in clause (1), (2), (3), (6), (7) or (8) of Section 8.01(a) hereof, the Trustee shall declare the principal or Redemption Price, if any, of all of the Bonds then Outstanding, and the interest accrued thereon, to be due and payable immediately (upon such declaration interest shall cease to accrue). Upon such declaration the same shall become and be immediately due and payable, and the Trustee shall immediately draw on the Letter of

Credit, to the extent permitted by the terms thereof. In lieu of such declaration of acceleration of the Bonds pursuant to Section 8.01(a)(7) hereof and at the written direction of the Bank, the Trustee shall give a notice of mandatory tender pursuant to Section 2.06(e) hereof. The obligation of the Trustee to make such declaration or give notice of a mandatory tender pursuant to Section 2.06(e) hereof and to draw on or otherwise realize upon the Letter of Credit, shall be absolute and shall be exercised, notwithstanding any objection of the Lessee, the Agency, the Trustee, any Bondholder, the Bank or any other Person.

        (d) If there shall occur an Event of Default under Section 7.1(d) or (e) of the Lease Agreement and the Bank has consented in writing to the immediate acceleration of payment of the principal of and interest on the Bonds, the unpaid principal of all the Bonds and the interest accrued thereon (and all installments of rent under the Lease Agreement) shall be due and payable immediately (and interest shall cease to accrue) without the necessity of any declaration or other action by the Trustee or any other Person, and the Trustee shall immediately draw on the Letter of Credit to the extent permitted by the terms thereof.

        (e) The right of the Trustee or of the Holders of over twenty-five per centum (25%) in aggregate principal amount of the Bonds Outstanding to make any such declaration as aforesaid (but not the Trustee's obligation under Section 8.01(c) or (d) hereof or in connection with Section 8.01(b) hereof), however, is subject to the condition that if, at any time before such declaration, all overdue installments of principal of and interest on all of the Bonds which shall have matured by their terms and the unpaid Redemption Price of the Bonds or principal portions thereof to be redeemed has been paid by or for the account of the Agency, and, all other Events of Default have been otherwise remedied, and the reasonable and proper charges, expenses and liabilities of the Trustee, shall either be paid by or for the account of the Agency or provision satisfactory to the Trustee shall be made for such payment and the Facility shall not have been sold or relet or otherwise encumbered, and all defaults have been otherwise remedied as provided in this Article VIII, then and in every such case any such default and its consequences shall ipso facto be deemed to be
                                                 ----------
annulled, but no such annulment shall extend to or affect any subsequent default or impair or exhaust any right or power consequent thereon.

        (f) Pursuant to the Lease Agreement the Agency has granted to the Lessee full authority for the account of the Agency to perform any covenant or obligation the non-performance of which is alleged in any notice received by the Lessee to constitute a default hereunder, in the name and stead of the Agency with full power to do any and all things and acts to the same extent that the Agency could do and perform any such things and acts with power of substitution. The Trustee agrees to accept such performance by the Lessee as performance by the Agency.

        SECTION 8.02. Enforcement of Remedies. (a) Upon the occurrence and
                      -----------------------
continuance of any Event of Default, then and in every case the Trustee may proceed (subject to the prior written consent of the Bank), and upon the written request of the Bank or the Holders of over twenty-five per centum (25%) in aggregate principal amount of the Bonds Outstanding (subject to the prior written consent of the Bank) shall proceed, to protect and enforce its rights and the rights of the Bondholders and the Bank (and its Issuing Agent, if any) under the Act, the Bonds, the Lease Agreement, this Indenture and under any other Security Document forthwith by such suits, actions or special proceedings in equity or at law, or by proceedings in the office of any board or officer having jurisdiction, whether for the specific performance of any covenant or agreement contained in this Indenture or in any other Security Document or in aid of the execution of any power granted in this Indenture or in any other Security Document or in the Act or for the enforcement of any legal or equitable rights or remedies as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce such rights or to perform any of its duties under this Indenture or under any other Security Document. In addition to any rights or remedies available to the Trustee hereunder or elsewhere, upon the occurrence and continuance of an Event of Default the Trustee (subject to the prior written consent of the Bank) may take such action, without notice or demand, as it deems advisable.

        (b) In the enforcement of any right or remedy under this Indenture, under any other Security Document or under the Act, the Trustee shall be entitled to sue for, enforce payment on and receive any or all amounts then or during any default becoming, and any time remaining, due from the Agency, for principal, interest, Sinking Fund Installments, Redemption Price, or otherwise, under any of the provisions of this Indenture, of any other Security Document or of the Bonds, and unpaid, with interest on overdue payments at the rate or rates of interest specified in the Bonds, together with any and all costs and expenses of collection and of all proceedings under this Indenture, under any such other Security Document and under the Bonds, without prejudice to any other right or remedy of the Trustee or of the Bondholders or the Bank (or its Issuing Agent, if any), and to recover and enforce judgment or decree against the Agency, but solely as provided in this Indenture and in the Bonds, for any portion of such amounts remaining unpaid, with interest, costs and expenses, and to collect (but solely from the moneys in the Bond Fund and other moneys available therefor to the extent provided in this Indenture) in any manner provided by law, the moneys adjudged or decreed to be payable. The Trustee shall file proof of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Bondholders allowed in any judicial proceedings relative to the Lessee, any of the other obligors under the Security Documents, the Bank, the Agency or their creditors or property.

        (c) Regardless of the occurrence of an Event of Default, the Trustee, if requested in writing (i) by the Bank or (ii) by the Holders of over twenty-five per centum (25%) in aggregate principal amount of the Bonds then Outstanding (subject to the prior written consent of the Bank), and in each case furnished with reasonable security and indemnity (except that upon the occurrence of an Event of Default specified in clause (6) or (7) of Section 8.01(a) hereof, no security or indemnity shall be furnished until the Holders of the Bonds shall have been paid pursuant to Section 8.01(c) hereof), shall institute and maintain such suits and proceedings as it may be advised shall be necessary or expedient to prevent any impairment of the security under this Indenture or under any other Security Document by any acts which may be unlawful or in violation of this Indenture or of such other Security Document or of any resolution authorizing any Bonds, and such suits and proceedings as the Trustee may be advised shall be necessary or expedient to preserve or protect its interests and the interests of the Bondholders; provided that such request shall not be otherwise than in accordance with the provisions of law and of this Indenture and shall not be unduly prejudicial to the interests of the Holders of the Bonds not making such request.

        (d) Notwithstanding the foregoing, the Trustee shall nevertheless be obligated to draw upon the Letter of Credit, to cause the principal amount of the Bonds and interest thereon to be immediately due and payable and to make payments (from the sources herein specified) on the Bonds when due or to the Bank (and its Issuing Agent, if any) as provided in this Indenture, all at the times and in the manner specified herein.

        SECTION 8.03. (Reserved)

        SECTION 8.04. Application of Revenues and Other Moneys After Default.
                      ------------------------------------------------------
(a) All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article or under any other Security Document shall, after payment of any amounts due and owing under Section 4.3 of the Lease Agreement and after payment of the cost and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, be deposited in the Reimbursement Account of the Lease Payments Fund (or, if the Letter of Credit is no longer in effect and all amounts owed to the Bank (and its Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents are paid in full, in the Bond Fund) and all moneys so deposited and available for payment of the Bonds shall be applied, subject to Section 9.04, as follows (provided that any amounts drawn under the Letter of Credit or held for untendered or non-presented Bonds or for defeasance of Bonds under Sections 10.01 or 15.02 hereof shall be deposited in the appropriate sub-account of the Bond Fund and not commingled with any other moneys held by the Trustee and shall be applied solely to the payment of the Bonds other than Pledged Bonds):

                  (1) FIRST: (A) Unless the principal of all of the Bonds shall have become or have been declared due and payable,

                           First - To the payment to the persons entitled
                           -----
                  thereto of all installments of interest then due on the Bonds (other than Pledged Bonds), in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

                           Second - To the payment to the persons entitled
                           ------
                  thereto of the unpaid principal or Redemption Price, if any, of any of the Bonds (other than Pledged Bonds) which shall have become due (other than Bonds or principal installments called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of their due dates, with interest on such Bonds, at the rate or rates expressed thereon, from the respective dates upon which they become due and, if the amount available shall not be sufficient to pay in full Bonds (other than Pledged Bonds) or principal installments due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege.

                  (2) SECOND: To the payment of all amounts due and owing to the Bank (and its Issuing Agent, if any) under the Reimbursement Agreement and the other Security Documents.

                  (3) THIRD: To the payment of any other amounts due and owing by the Lessee under the Lease Agreement to the Persons entitled thereto.

         (B) If the principal of all the Bonds shall have become or have been declared due and payable, to the payment to the Bondholders of the principal and interest (at the rate or rates expressed in the Bonds) then due and unpaid upon the Bonds (other than Pledged Bonds) and if applicable to the Redemption Price of the Bonds without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference.

         (C) If the principal of all the Bonds and interest thereon shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article VIII, then, subject to the provisions of Section 8.04(a)(1)(B) hereof which shall be applicable in the event that the principal of all the Bonds and interest thereon shall later become due and payable, the moneys shall be applied in accordance with the provisions of Section 8.04(a)(1)(A) hereof.

        (b) Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue; provided, however, that if the principal or Redemption Price of the Bonds Outstanding, together with accrued interest thereon, shall have been declared to be due and payable pursuant to Section 8.01 hereof, such date of declaration shall be the date from which interest shall cease to accrue. The Trustee shall give such written notice to all Bondholders as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Holder of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid. Notwithstanding anything to the contrary herein, in no event shall moneys drawn under the Letter of Credit be used to pay any fees or expenses of the Trustee or the Agency or be used for any purpose other than the payment of the principal of and interest on the Bonds secured thereby.

        SECTION 8.05. Actions by Trustee. All rights of actions under this
                      ------------------
Indenture, under any other Security Document or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Holders of the Bonds, and any recovery of judgment shall, subject to the provisions of Section 8.04 hereof, be for the equal benefit of the Holders of the Outstanding Bonds and the Bank (and its Issuing Agent, if any).

        SECTION 8.06. Bank or Majority Bondholders Control Proceedings. Anything
                      ------------------------------------------------
in this Indenture to the contrary notwithstanding, so long as (i) no Event of Default shall exist under Section 8.01(a)(1), (2) or (3) hereof and none of the circumstances set forth in Section 7.10 hereof shall exist, the Bank, and (ii) if any such Event of Default or circumstance referred to in clause (i) above shall exist, the Holders of a majority in aggregate principal amount of the Bonds then Outstanding, shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture. No Holder of any Bonds shall have a right individually to collect amounts available under a Letter of Credit, except as otherwise expressly required or permitted thereunder.

        SECTION 8.07. Individual Bondholder Action Restricted. (a) No Holder of
                      ---------------------------------------
any Bond shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of any provisions of this Indenture or of any other Security Document or the execution of any trust under this Indenture or for any remedy under this Indenture or under any other Security Document, unless such Holder shall have previously given to the Trustee and the Bank written notice of the occurrence of an Event of Default as provided in this Article, the Bank shall have consented to such action and the Holders of over twenty-five per centum (25%) in aggregate principal amount of the Bonds then Outstanding shall have filed a written request with the Trustee, and shall have offered it reasonable opportunity either to exercise the powers granted in this Indenture or in such other Security Document or by the Act or by the laws of the State or to institute such action, suit or proceeding in its own name, and unless such Holders shall have offered to the Trustee adequate security and indemnity against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall have refused to comply with such request for a period of sixty (60) days after receipt by it of such notice, request and offer of indemnity, it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by his, its or their action to affect, disturb or prejudice the pledge created by this Indenture, or to enforce any right-under this Indenture except in the manner herein provided; and that all proceedings at law or in equity to enforce any provision of this Indenture shall be instituted, had and maintained in the manner provided in this Indenture and, subject to the provisions of Section 8.04 hereof, be for the equal benefit of all Holders of the Outstanding Bonds.

        (b) Nothing in this Indenture, in any other Security Document or in the Bonds contained shall affect or impair the right of any Bondholder to payment of the principal or Redemption Price, if applicable, of, Sinking Fund Installments for, and interest on any Bond at and after the maturity thereof, or the obligation of the Agency to pay the principal or Redemption Price, if applicable, of, Sinking Fund Installments for, and interest on each of the Bonds to the respective Holders thereof at the time, place, from the source and in the manner herein and in said Bonds expressed.

        SECTION 8.08. Effect of Discontinuance of Proceedings. In case any
                      ---------------------------------------
proceedings taken by the Trustee on account of any Event of Default shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, and the Trustee shall not have drawn on the Letter of Credit for the payment in full of the Bonds upon an acceleration thereof, then and in every such case, the Agency, the Bank (and its Issuing Agent, if any), the Trustee and the Bondholders shall be restored, respectively, to their former positions and rights hereunder, and all rights, remedies, powers and duties of the Trustee and the Bank (and its Issuing Agent, if any) shall continue as in effect prior to the commencement of such proceedings.

        SECTION 8.09. Remedies Not Exclusive. No remedy by the terms of this
                      ----------------------
Indenture conferred upon or reserved to the Trustee, the Holders of the Bonds or the Bank (or its Issuing Agent, if any) is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given under this Indenture or now or hereafter existing at law or in equity or by statute.

        SECTION 8.10. Delay or Omission. No delay or omission of the Trustee,
                      -----------------
any Holder of the Bonds or the Bank (or its Issuing Agent, if any) to exercise any right or power arising upon any default shall impair any right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and every power and remedy given by this Article to the Trustee, the Bank (and its Issuing Agent, if any) and the Holders of the Bonds, respectively, may be exercised from time to time and as often as may be deemed expedient by the Trustee, the Bondholders or the Bank (or its Issuing Agent, if any).

        SECTION 8.11. Notice of Default. The Trustee shall promptly mail to the
                      -----------------
Agency, to registered Holders of Bonds, to the Bank (and its Issuing Agent, if any) and to the Lessee by first class mail, postage prepaid, written notice of the occurrence of any Event of Default. The Trustee shall not, however, be subject to any liability to any Bondholder by reason of its failure to mail any notice required by this Section.

        SECTION 8.12. Waivers of Default. Except with respect to the Agency's
                      ------------------
Reserved Rights, the Trustee shall waive any default hereunder and its consequences and rescind any declaration of acceleration, only with the prior written consent of the Bank (unless an Event of Default shall have occurred and be continuing under Sections 8.01(a)(1), (2) or (3) hereof or any of the circumstances described in Section 7.10 hereof shall exist), or if any such Event of Default or circumstance described in the preceding parenthetical shall exist, upon the written request of the Holders of over 66 2/3% in aggregate principal amount of all the Bonds then Outstanding; provided, however, that there shall not be waived without the consent of the Holders of all the Bonds Outstanding (a) any default in the payment of the principal of any Outstanding Bonds at the date specified therein or (b) any default in the payment when due of the interest on any such Bonds, unless, prior to such waiver, all arrears of interest, with interest (to the extent permitted by law) at the rate borne by the Bonds (or as otherwise provided in the Reimbursement Agreement) on overdue installments of interest in respect of which such default shall have occurred, and all arrears of payment of principal when due, as the case may be, and all expenses of the Trustee in connection with such default shall have been paid or provided for, and provided further, that (i) any Event of Default under Section 8.01(a)(7) hereof may only be waived upon the written request of the Bank (and in such case no consent of any Bondholder shall be required), and (ii) any Event of Default under Section 8.01(a) hereof shall not be waived unless prior to such waiver, the Bank shall have consented thereto and reinstated the Letter of Credit to an amount equal to the Applicable Principal and Interest Coverage calculated at the Maximum Rate and rescinded the Event of Default under the Reimbursement Agreement, if applicable, (as evidenced by a written notice from the Bank to the Trustee confirming the same); and in case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely to the Trustee, then and in every such case the Agency, the Trustee, the Bank (and its Issuing Agent, if any) and the Bondholders shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereon.

        SECTION 8.13. Subrogation Rights of Bank. In the event that (i) an Event
                      --------------------------
of Default shall occur and be continuing under this Indenture, or (ii) the Trustee shall draw against the Letter of Credit in connection with the redemption in whole of the Bonds of a Series secured by such Letter of Credit, and in either such case the Bank (and its Issuing Agent, if any) shall have provided the Trustee with funds pursuant to the Letter of Credit for the payment in full of the principal of and the interest on the Bonds, then, and in such event, the Bank (and its Issuing Agent, if any) shall be subrogated to all rights theretofore possessed under this Indenture or the other Security Documents by the Trustee and the Holders of the Bonds of such Series in respect of which such principal and interest shall have been paid with funds provided by the Bank or such Issuing Agent (to the extent such funds provided by the Bank or such Issuing Agent pursuant to the Letter of Credit shall not have been reimbursed to the Bank or such Issuing Agent). After the payment in full of all Bonds of such Series owned by the Holders thereof other than the Bank, any reference herein to the Holders of the Bonds or to the Bondholders in respect of such Series, including especially Section 8.04 hereof, shall mean the Bank to the extent of its subrogation rights resulting from payments made pursuant to the Letter of Credit.

                                  ARTICLE IX.

                            TRUSTEE AND PAYING AGENTS

        SECTION 9.01. Appointment and Acceptance of Duties. (a) The Bank of New
                      ------------------------------------
York, New York, New York is hereby appointed as Trustee. The Trustee shall signify its acceptance of the duties and obligations of the Trustee hereunder and under each Security Document by executing this Indenture and agrees to perform said trusts as a corporate trustee ordinarily would under a corporate mortgage subject to the express terms and conditions herein. All provisions of this Article IX shall be construed as extending to and including all the rights, duties and obligations imposed upon the Trustee under the Lease Agreement, and under any other Security Document to which it shall be a party as fully for all intents and purposes as if this Article IX were contained in the Lease Agreement and each such other Security Document.

        (b) The Bank of New York, New York, New York is hereby appointed as Paying Agent for the Bonds. The Agency may also from time to time appoint one or more other Paying Agents in the manner and subject to the conditions set forth in Section 9.09 for the appointment of a successor Paying Agent. Each Paying Agent shall signify its acceptance of the duties and obligations imposed upon it by this Indenture by executing and delivering to the Agency, and in the case of all Paying Agents other than the Trustee, to the Trustee a written acceptance thereof. The principal offices of the Paying Agents are designated as the respective offices or agencies of the Agency for the payment of the principal or Redemption Price, if any, of, Sinking Fund Installments for, and interest on the Bonds.

        SECTION 9.02. Indemnity. The Trustee, in its capacity as the Trustee,
                      ---------
the Tender Agent, the Paying Agent or the Bond Registrar, shall be under no obligation to institute any suit, or to take any remedial action under this Indenture or under any other Security Document or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers under this Indenture, or under any other Security Document, until it shall be indemnified to its satisfaction against any and all reasonable compensation for services, costs and expenses, outlays, and counsel fees and other disbursements, and against all liability not due to its willful misconduct or gross negligence; provided, however, that the Trustee shall nevertheless be obligated to draw upon the Letter of Credit, to cause the principal amount of the Bonds to be accelerated, redeemed, or subject to mandatory tender when required under this Indenture, and to make payments (from the sources herein specified) on the Bonds when due or to the Bank (and its Issuing Agent, if any) as provided in this Indenture, all at the times and in the manner specified in this Indenture.

        SECTION 9.03. Responsibilities of Trustee. (a) The Trustee shall have no
                      ---------------------------
responsibility in respect of the validity or sufficiency of this Indenture or of any other Security Document or the security provided hereunder or thereunder or the due execution of this Indenture by the Agency, or the due execution of any other Security Document by any party (other than the Trustee) thereto, or in respect of the title or the value of the Facility, or in respect of the validity of the Bonds authenticated and delivered by the Trustee in accordance with this Indenture or to see to the recording or filing of this Indenture or any other document or instrument whatsoever except as otherwise provided in Section 7.08. The recitals, statements and representations contained in this Indenture and in the Bonds shall be taken and be construed as made by and on the part of the Agency and not by the Trustee, and the Trustee does not assume any responsibility for the correctness of the same; provided, however, that the Trustee shall be responsible for its representation contained in its certificate on the Bonds and for its responsibility as to filing, refiling, recording and re-recording as contained in Section 7.08 referred to above.

        (b) The Trustee shall not be liable or responsible because of the failure of the Agency to perform any act required of it by this Indenture or because of the loss of any moneys arising through the insolvency or the act or default or omission of any depositary other than itself in which such moneys shall have been deposited under this Indenture. The Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other moneys deposited with it and paid out, invested, withdrawn or transferred in accordance with this Indenture or for any loss resulting from any such investment. The Trustee shall not be liable in connection with the performance of its duties under the Lease Agreement, under this Indenture or under any other Security Document except for its own willful misconduct or negligence. The immunities and exemptions from liability of the Trustee shall extend to its directors, officers, employees, agents and servants and persons under the Trustee's control or supervision.

        (c) The Trustee, prior to the occurrence of an Event of Default (as defined in Section 8.01) and after curing of all Events of Default which may have occurred, if any, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise under the circumstances in the conduct of his own affairs.

        (d) The Trustee shall not be liable or responsible for the failure of the Lessee to effect or maintain insurance on the Facility as provided in the Lease Agreement nor shall it be responsible for any loss by reason of want or insufficiency in insurance or by reason of the failure of any insurer in which the insurance is carried to pay the full amount of any loss against which it may have insured the Agency, the Lessee, the Trustee or any other Person.

     (e) The Trustee shall execute (without the necessity of obtaining the signature of the Lessee) and cause to be filed those continuation statements, any additional financing statements and all other instruments required by it by
Section 7.08 hereof.

     (f) The Trustee shall on the same date as it shall render the statement required of it by Section 7.04 of this Indenture, make annual reports to the Agency, the Lessee and the Bondholders of all moneys received and expended during the preceding year by it under this Indenture and of any Event of Default known to it under the Lease Agreement or this Indenture or under any other Security Document.

     (g) Subject to subsection (b) above, if consent of the Trustee is required under this Indenture, the Lease Agreement or any other Security Document to consent to any action or event, the Trustee may, but shall not be obligated to, solicit consents therefor in accordance with Section 7.11 hereof from Holders of the Bonds and shall not, except as specifically provided herein in any way obligated to consent to any such action or event without the prior consent of a majority of the Holders of such Bonds.

     SECTION 9.04. Compensation. The Trustee and Paying Agents shall be entitled
                   ------------
to receive and collect from the Lessee as provided in the Lease Agreement payment or reimbursement for reasonable fees for services rendered hereunder and under each other Security Document and all advances, counsel fees and other expenses reasonably and necessarily made or incurred by the Trustee or Paying Agents in connection therewith. Upon an Event of Default (as defined in Section 8.01), but only upon an Event of Default, the Trustee and Paying Agents shall have a first right of payment prior to payment on account of the principal of or interest on any Bonds, upon the revenues (but not including any amounts held by the Trustee under Sections 10.01 or 15.02 hereof, any amounts required to satisfy amounts due under Section 4.3 of the Lease Agreement or any amounts drawn under the Letter of Credit) for the foregoing advances, fees, costs and expenses incurred.

     SECTION 9.05. Evidence on Which Trustee May Act. (a) In case at any time it
                   ---------------------------------
shall be necessary or desirable for the Trustee to make any investigation respecting any fact preparatory to taking or not taking any action, or doing or not doing anything, as such Trustee, and in any case in which this Indenture provides for permitting or taking any action, it may rely upon any certificate required or permitted to be filed with it under the provisions of this Indenture, and any such certificate shall be evidence of such fact to protect it in any action that it may or may not take, or in respect of anything it may or may not do, in good faith, by reason of the supposed existence of such fact.

     (b) The Trustee shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith, reasonably and in accordance with the terms of this Indenture, upon any resolution, order, notice, request, consent, waiver, certificate, statement, affidavit, requisition, bond or other paper or document which it shall in good faith reasonably believe to be genuine and to have been adopted or signed by the proper board or person, or to have been prepared and furnished pursuant to any of the provisions of this Indenture, or, at the sole cost and expense of the Lessee, and when determined necessary in the reasonable discretion of the Trustee, upon the written opinion of any attorney (who may be an attorney for the Agency or the Bank or an employee of the Lessee), engineer, appraiser, architect or accountant believed by the Trustee to be qualified in relation to the subject matter.

     SECTION 9.06. Trustee and Paying Agents May Deal in Bonds. Any national
                   -------------------------------------------
banking association, bank or trust company acting as a Trustee or Paying Agent, and its directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in any of the Bonds, and may join in any action which any Bondholder may be entitled to take with like effect as if such association, bank or trust company were not such Trustee or Paying Agent.

     SECTION 9.07. Resignation or Removal of Trustee. The Trustee may resign and
                   ---------------------------------
thereby become discharged from the trusts created under this Indenture for any reason by giving written notice by registered or certified mail, postage prepaid, to the Agency, to the Lessee, to the Bank (and its Issuing

Agent, if any), to the Remarketing Agent and to the Holders of all Bonds not less than sixty (60) days before such resignation is to take effect, but such resignation shall not take effect until the appointment and acceptance thereof of a successor Trustee pursuant to Section 9.08 hereof and the transfer of the Letter of Credit to such successor Trustee in accordance with the terms of the Letter of Credit.

     The Trustee may be removed at any time by an instrument or concurrent instruments in writing filed with the Trustee and signed by the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding or their attorneys-in-fact duly authorized. Such removal shall not take effect until the appointment and acceptance of such appointment by a successor Trustee and the transfer of the Letter of Credit to such successor Trustee in accordance with the terms of the Letter of Credit. The Trustee shall promptly give notice of such filing to the Agency, the Bank, the Remarketing Agent and the Lessee.

     SECTION 9.08. Successor Trustee. (a) If at any time the Trustee shall
                   -----------------
resign or shall be removed effective prior to appointment and acceptance of a successor Trustee, be dissolved or otherwise become incapable of acting or shall be adjudged a bankrupt or insolvent, or if a receiver, liquidator or conservator thereof, or of its property, shall be appointed, or if any public officer shall take charge or control of the Trustee or of its property or affairs, the position of Trustee shall thereupon become vacant. If the position of Trustee shall become vacant for any of the foregoing reasons or for any other reason or if the Trustee shall resign, the Lessee shall cooperate with the Agency and the Agency, but only with the prior written consent of the Bank, shall appoint a successor Trustee and shall use its best efforts to obtain acceptance of such trust by the successor Trustee within (60) days from such vacancy or notice of resignation. Within twenty (20) days after such appointment and acceptance, the Agency shall notify in writing the Lessee, the Bank (and its Issuing Agent, if any), the Remarketing Agent and the Holders of all Bonds.

     (b) In the event of any such vacancy or resignation and if a successor Trustee shall not have been appointed within sixty (60) days of such vacancy or notice of resignation, the Holders of a majority in aggregate principal amount of the Bonds then Outstanding, by an instrument or concurrent instruments in writing, signed by such Bondholders or their attorneys-in-fact thereunto duly authorized and filed with the Agency, but only with the prior written consent of the Bank, may appoint a successor Trustee which shall, immediately upon its acceptance of such trusts, and without further act, supersede the predecessor Trustee. If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of subsection (a) or (b), within 120 days of such vacancy or notice of resignation, the Holder of any Bond then Outstanding, the Agency, the Bank or any retiring Trustee or the Lessee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as such court may deem proper, appoint a successor Trustee.

     (c) Any Trustee appointed under this Section shall be a national banking association or a bank or trust company duly organized under the laws of any state of the United States authorized to exercise corporate trust powers under the laws of the State and authorized by law and its charter to perform all the duties imposed upon it by this Indenture and each other Security Document. At the time of its appointment, any successor Trustee shall have a capital stock and surplus aggregating not less than $100,000,000.

     (d) Every successor Trustee shall execute, acknowledge and deliver to its predecessor, and also to the Agency, an instrument in writing accepting such appointment, and thereupon such successor Trustee, without any further act, deed, or conveyance, shall become fully vested with all moneys, estates, properties, rights, immunities, powers and trusts, and subject to all the duties and obligations, of its predecessor, with like effect as if originally named as such Trustee; but such predecessor shall, nevertheless, on the written request of its successor or of the Agency, and upon payment of the compensation, expenses, charges and other disbursements of such predecessor which are due and payable pursuant to Section 9.04, execute and deliver an instrument transferring to such successor Trustee all the estate, properties, rights, immunities, powers and trusts of such predecessor; and every predecessor Trustee shall deliver all property and moneys, together with a full accounting thereof, held by it under this Indenture to its successor. Should any instrument in writing from the Agency be required by any successor Trustee for more fully and certainly vesting in such Trustee the estate, properties, rights, immunities, powers and trusts vested or intended to be vested in the predecessor Trustee, any such instrument in writing shall, on request, be executed, acknowledged and delivered by the Agency. Any successor Trustee shall promptly notify the Agency, the Bank (and its Issuing Agent, if any), the Remarketing Agent and the Paying Agent of its appointment as Trustee.

     (e) Any company into which the Trustee may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such company shall be a national banking association or a bank or trust company duly organized under the laws of any state of the United States and shall be authorized by law and its charter to perform all the duties imposed upon it by this Indenture and each other Security Document shall be the successor to such Trustee without the execution or filing of any paper or the performance of any further act provided it meets the requirements of Section 9.08(c).

     SECTION 9.09. Resignation or Removal of Paying Agent; Successor. (a) Any
                   -------------------------------------------------
Paying Agent may at any time resign and the discharge of the duties and obligations created by this Indenture by giving at least sixty (60) days' prior written notice to the Agency, the Bank (and its Issuing Agent, if any), the Remarketing Agent and the Trustee. Any Paying Agent may be removed at any time by an instrument filed with such Paying Agent and the Trustee and signed by the Agency. Any successor Paying Agent shall be appointed by the Agency, with the prior written approvals of the Trustee and the consent of the Lessee (such approvals not to be unreasonably withheld), and shall be a commercial bank or trust company with trust powers and duly organized under the laws of any state of the United States of America or a national banking association, having a capital stock and surplus aggregating at least $50,000,000, and willing and able to accept the office on reasonable and customary terms and authorized by law and its charter to perform all the duties imposed upon it by this Indenture.

     (b) In the event of the resignation or removal of any Paying Agent, such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successors, or if there be no successor, to the Trustee. In the event that for any reason there shall be a vacancy in the office of any Paying Agent, the Trustee shall act as such Paying Agent.

     SECTION 9.10. Appointment of Co-Trustee. (a) It is the purpose of this
                   -------------------------
Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or under any other Security Document, and in particular in case of the enforcement of any on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee (with the prior written consent of the Bank and the Agency) appoint an additional institution as a separate trustee or co-trustee. The following provisions of this Section are adopted to these ends.

     (b) In the event that the Trustee appoints an additional institution as a separate trustee or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate trustee or co-trustee but only to the extent necessary to enable such separate trustee or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate trustee or co-trustee shall run to and be enforceable by either of them. Such co-trustee may be removed by the Trustee at any time, with or without cause.

     (c) Should any instrument in writing from the Agency be required by the separate trustee or co-trustee so appointed or removed by the Trustee for more fully and certainly vesting in and confirming to it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Agency. In case any separate trustee or co-trustee, or a successor to either, shall become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

     SECTION 9.11.  No-Conflict Provision. It is the purpose of this Section
                    ---------------------
9.11 to remove any potential conflict of interest when the same banking association (or any affiliate thereof) is acting as the Trustee and the Bank. Accordingly, notwithstanding anything to the contrary in this Indenture, (i) in the event the Trustee (or any affiliate thereof) refuses or willfully fails to draw on the Letter of Credit at the times and in the amounts required under the terms of this Indenture and the Letter of Credit or (ii) in the event that the Bank (or its Issuing Agent, if any) refuses or willfully fails to honor its payment obligation thereunder, the Trustee, but only if the Trustee (or any affiliate thereof), is also the Bank, shall resign, such resignation to be effective automatically upon either such failure or refusal, without notice and without prior approval of any party. In such event, the Agency shall promptly appoint a successor Trustee. The resigning Trustee will give notice in writing to the Agency, the Bank (and its Issuing Agent, if any), the Lessee, the Remarketing Agent, the Tender Agent, the Bond Registrar, the Holders of the Outstanding Bonds and the successor Trustee of its resignation and publish such notice once in a financial journal of general circulation in the United States of America as soon as possible but in any event not less than forty-five (45) days after such resignation; provided, however, that failure to give such notice shall not affect the effectiveness of such resignation.

                                   ARTICLE X.

                             DISCHARGE OF INDENTURE

     SECTION 10.01. Defeasance. (a) Bonds of a Series will be deemed paid for
                    ----------
all purposes of this Indenture when (x) the interest rate or interest rates in effect with respect to such Bonds cannot by their terms and under this Indenture be adjusted prior to the date on which such Bonds are to be redeemed or their maturity date, if earlier, and such Bonds are not subject to optional tender for purchase pursuant to Section 2.05 hereof prior to the date on which such Bonds are to be redeemed or their maturity date, if earlier, (y) payment of the greater of the principal of and the amount of interest that may become due on such Bonds to the due date of such principal and interest, including but not limited to all regularly scheduled interest payments (whether at maturity, upon redemption, acceleration or otherwise) either (i) has been made in accordance with the terms of such Bonds or (ii) has been provided for by depositing with the Trustee (1) moneys sufficient to make such payment, which moneys must constitute Priority Amounts (and may derive from a draw under the Letter of Credit) if a Letter of Credit is then in effect and/or (2) noncallable and non-prepayable Government Obligations maturing as to principal and interest in such amounts and at such times as will ensure the availability of sufficient moneys to make such payment without regard to the reinvestment thereof, provided that if a Letter of Credit is then in effect, such Government Obligations must be purchased from Priority Amounts; and (z) all compensation and expenses of the Trustee (as well as the fees and expenses of its counsel) pertaining to each Bond in respect of which such payment or deposit is made have been paid or provided for to the reasonable satisfaction of the Trustee; provided, however, that except during a Term Rate Period ending December 1, 2021, Bonds of a Series will not be deemed paid unless the Trustee shall have first received written evidence from the Rating Agency that such defeasance will not adversely affect the rating assigned to such Series of Bonds. When a Bond is deemed paid, it will no longer be secured by or entitled to the benefits of this Indenture, except for payment from moneys or Government Obligations under clause (y)(ii) above and except that it may be tendered if and as provided in the Bonds and it may be transferred, exchanged, registered, discharged from registration or replaced as provided in Article III hereof. Upon defeasance, as provided in this Section 10.01, the Letter of Credit will terminate and all collateral under the Indenture and any of the other Security Documents shall be released.

     Notwithstanding the foregoing, no deposit under clause (y)(ii) above shall be deemed a payment of a Bond until (A) notice of redemption of the Bond is given in accordance with Article VI hereof or, if the Bond is not to be redeemed or paid within the next 60 days, until the Lessee has given the Trustee, in form satisfactory to the Trustee, (i) irrevocable instructions to notify, as soon as practicable, the holder of the Bond, that the deposit required by clause (y)(ii) above has been made with the Trustee and that the Bond is deemed to be paid under this Article and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of the Bond, and (ii) a report or opinion of an independent certified public accountant or firm of independent certified public accountants to the effect that such deposit is an amount sufficient to effect such payment; or (B) the maturity of the Bond.

     (b) When all Outstanding Bonds of a Series are deemed paid as provided in
Section 10.01(a) above, and all fees and expenses and other amounts due and payable in respect thereof under this Indenture, the Remarketing Agreement and the Lease Agreement, and if all amounts due and owing to the Bank (and its Issuing Agent, if any) in respect thereof under the Reimbursement Agreement and the other Security Documents shall be paid in full, and upon receipt of an opinion of Nationally Recognized Bond Counsel to the effect that the Agency has duly provided or cause to be provided for the payment to the Holders of such Bonds, then, subject to Section 10.01(c) below, the pledge of any lease rentals, revenues or receipts from or in connection with the Security Documents or the Facility under this Indenture and the estate and rights hereby granted and all covenants, agreements and other obligations of the Agency to the Holders of such Bonds hereunder in respect of such Bonds shall thereupon cease, terminate and become void and be discharged and satisfied and the Bonds of such Series shall thereupon cease to be entitled to any lien, benefit or security hereunder, except as to moneys or securities held by the Trustee or the Paying Agents as provided in this Section. At the time of such cessation, termination, discharge and satisfaction, the Trustee shall deliver the Letter of Credit securing such Bonds to the Bank (or its Issuing Agent, if any) for cancellation as provided in
Section 2.12 hereof upon written receipt therefor; and, upon such cessation, termination, discharge and satisfaction in respect of Bonds of all Series, (1) the Trustee shall cancel and discharge the lien of this Indenture and execute and deliver to the Lessee all such instruments as may be appropriate to satisfy such liens and to evidence such discharge and satisfaction, and (2) the Trustee and the Paying Agents shall pay over or deliver to the Lessee or on its order all moneys or securities held by them pursuant to this Indenture which are not required (i) for the payment of principal or Redemption Price, if applicable, Sinking Fund Installments for, or interest on Bonds not theretofore surrendered for such payment or redemption, or (ii) for the payment of all such other amounts due or to become due under the Security Documents.

     (c) Prior to any defeasance becoming effective as provided in Section 10.01(b) above, there shall have been delivered to the Agency, the Trustee and the Bank (and its Issuing Agent, if any) opinions of Nationally Recognized Bond Counsel and Bankruptcy Counsel, addressed to the Agency, the Trustee and the Bank, to the effect that payments of principal of and interest on the Bonds from the proceeds of any such deposit to effectuate defeasance shall not constitute voidable preferences in a case commenced under the United States Bankruptcy Code by or against the Lessee or the Agency or any Affiliate of either, respectively or such defeasance shall not become effective until such time as such voidable preference period shall expire as set forth in such opinion.

     (d) No provision of this Section 10.01, including any defeasance of Bonds, shall limit the rights of the Holder of any Bonds to tender such Bonds for purchase, exchange, register, discharge from registration or replace Bonds, nor limit the rights of the Trustee, the Paying Agents or the Remarketing

Agent to compensation in accordance with its agreements theretofore existing, until such Bonds shall have been paid in full. Bonds delivered to the Trustee for payment shall be canceled by the Trustee pursuant to Section 3.07 hereof.

     (e) The Trustee shall hold in trust money and/or Government Obligations deposited with it pursuant to the preceding Section and shall apply the deposited money and the money from the Government Obligations in accordance with this Indenture only to the payment of principal of, interest on, or Purchase Price of, the Bonds of such Series defeased in accordance with Article X.

                                  ARTICLE XI.

                             AMENDMENTS OF INDENTURE

     SECTION 11.01. Limitation on Modifications. This Indenture shall not be
                    ---------------------------
modified or amended in any respect except as provided in and in accordance with and subject to the provisions of this Article.

     SECTION 11.02. Supplemental Indentures Without Bondholders' Consent. (a)
                    ----------------------------------------------------
Subject to Section 11.05 hereof, the Agency and the Trustee may, from time to time and at any time, enter into Supplemental Indentures without consent of the Bondholders, but subject to Sections 11.05 and 11.06 hereof, for any of the following purposes:

     (b) To cure any formal defect, omission or ambiguity in this Indenture or in any description of property subject to the lien hereof, if such action is not materially adverse to the interests of the Bondholders.

     (c) To grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers, authority or security which may lawfully be granted or conferred and which are not contrary to or inconsistent with this Indenture as theretofore in effect.

     (d) To add to the covenants and agreements of the Agency in this Indenture other covenants and agreements to be observed by the Agency which are not contrary to or inconsistent with this Indenture as theretofore in effect.

     (e) To add to the limitations and restrictions in this Indenture other limitations and restrictions to be observed by the Agency which are not contrary to or inconsistent with this Indenture as theretofore in effect.

     (f) To confirm, as further assurance, any pledge under, and the subjection to any lien or pledge created or to be created by, this Indenture, of the properties of the Facility, or revenues or other income from or in connection with the Facility or of any other moneys, securities or funds, or to subject to the lien or pledge of this Indenture additional revenues, properties or collateral.

     (g) To authorize the issuance of Additional Bonds and to prescribe the terms, forms and details thereof not inconsistent with this Indenture.

     (h) To effect any other change herein which, in the judgment of the Trustee, is not to the material prejudice of the Trustee or the Bondholders.

     (i) To make any change not materially adversely affecting any Bondholder's rights to provide for or to implement the provisions of a Letter of Credit or a Fixed Rate Credit Facility;

     (j) With respect to all Bonds entitled to the benefits of a Letter of Credit or a Fixed Rate Credit Facility, to make any change (other than changes permitted in paragraph (8) above) to provide for or to implement the provisions of such Letter of Credit or Fixed Rate Credit Facility, only if the changes to this Indenture become effective on a Purchase Date on which the Bonds are subject to mandatory tender for purchase and the changes are disclosed to Persons purchasing the Bonds upon the remarketing thereof.

     (k) To evidence the succession of a new Trustee or the appointment by the Trustee or the Agency of a co-trustee.

     (l) To make any change not materially adversely affecting any Bondholder's rights requested by the Rating Agency in order (i) to obtain a rating from the Rating Agency after the initial issuance of a Series of Bonds if such Series of Bonds is initially issued without a rating equivalent to the rating assigned to other securities supported by a Letter of Credit of the Bank or (ii) to make any change necessary to maintain any rating on a Series of the Bonds.

     (m) To provide for (or subsequently modify) an Alternate Rate pursuant to
Section 2.03(e) hereof or to make any changes to the Base Rate requested by the Remarketing Agent.

     (n) To modify, amend or supplement this Indenture or any supplement hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939 or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of the United States of America or of any of the states of the United States of America, and, if they so determine, to add to this Indenture or any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar federal statute.

     (o) To modify, amend or supplement any of the times, dates or other mechanical procedures for the tender and remarketing of Bonds set forth in Articles II, XIII and XIV hereof, provided that such change is not to the material prejudice of the Bondholders.

     (p) Upon the initial rating of the Series 2002 Bonds by the Rating Agency, to modify, amend or supplement any of the terms or provisions of this Indenture relating thereto or affected thereby (which modification, amendment or supplement shall require the written consent of the Bank but shall not require the consent of the Lessee).

     (q) Before the Agency and the Trustee shall enter into any Supplemental Indenture pursuant to this Section, there shall have been filed with the Trustee an Opinion of Counsel stating that such Supplemental Indenture is authorized or permitted by this Indenture and complies with its terms, and that upon execution it will be valid and binding upon the Agency in accordance with its terms.

     SECTION 11.03. Supplemental Indentures With Bondholders' Consent. (a)
                    -------------------------------------------------
Subject to the terms and provisions contained in this Article XI (including without limitation Sections 11.05 and 11.06 hereof) and Article XI hereof, the Holders of not less than 66 2/3% in aggregate principal amount of the Bonds then Outstanding shall have the right from time to time, to consent to and approve the entering into by the Agency and the Trustee of any Supplemental Indenture as shall be deemed necessary or desirable by the Agency for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained herein. Nothing herein contained shall permit, or be construed as permitting, (i) a change in the times, amounts or currency of payment of the principal of, Sinking Fund Installments for, redemption premium, if any, or interest on any Outstanding Bonds, a change in the terms of redemption or maturity of the principal of or the interest on any Outstanding Bonds, or a reduction in the principal amount of or the Redemption Price of any Outstanding Bond or the rate of interest thereon (except upon Conversion), or any extension of the time of payment thereof, a change in the mechanics for any Interest Rate Determination Method applicable to any Bond, or a change in the terms of the purchase thereof by the Tender Agent, without the consent of the Holder of such Bond, (ii) the creation of a lien upon or pledge of revenues or rental income from or in connection with the Facility other than the lien or pledge created by this Indenture and the Mortgage, except as provided in this Indenture with respect to

Additional Bonds, (iii) a preference or priority of any Bond or Bonds over any other Bond or Bonds, or (iv) a reduction in the aggregate principal amount of Bonds required for consent to such Supplemental Indenture, or (v) a modification, amendment or deletion with respect to any of the terms set forth in this Section 11.03(a), without, in the case of items (ii) through and including (v) of this Section 11.03(a), the written consent of one hundred per centum (100%) of the Holders of the Outstanding Bonds.

     (b) If at any time the Agency shall determine to enter into any Supplemental Indenture for any of the purposes of this Section, it shall cause notice of the proposed Supplemental Indenture to be mailed, postage prepaid, to all Notice Parties and to all Bondholders. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture, and shall state that a copy thereof is on file at the offices of the Trustee for inspection by all Bondholders.

     (c) Subject to the terms and provisions contained in this Article XI (including without limitation Sections 11.05 and 11.06 hereof) and Article XII hereof, within one year after the date of such notice, the Agency and the Trustee may enter into such Supplemental Indenture in substantially the form described in such notice only if there shall have first been filed with the Trustee the written consents of holders of not less than 66 2/3% or 100%, as the case may be, in aggregate principal amount of the Bonds then Outstanding and ii) and Opinion of Counsel stating that such Supplemental Indenture is authorized or permitted by this Indenture and complies with its terms, and that upon execution, it will be valid and binding upon the Agency in accordance with its terms. Each valid consent shall be effective only if accompanied by proof of the holding, at the date of such consent, of the Bonds with respect to which such consent is given. A certificate or certificates by the Trustee that it has examined such proof and that such proof is sufficient in accordance with this Indenture shall be conclusive that the consents have been given by the Holders of the Bonds described in such certificate or certificates. Any such consent shall be binding upon the Holder of the Bonds giving such consent and upon any subsequent Holder of such Bonds and of any Bonds issued in exchange therefor (whether or not such subsequent Holder thereof has notice thereof), unless such consent is revoked in writing by the Holder of such Bonds giving such consent or a subsequent Holder thereof by filing such revocation with the Trustee prior to the execution of such Supplemental Indenture.

     (d) If the Bank pursuant to Section 11.05 hereof or the Holders of not less than the percentage of Bonds required by this Section shall have consented to and approved the execution thereof as herein provided, no Holder of any Bond shall have any right to object to the execution of such Supplemental Indenture, or to object to any of the terms and provisions contained therein or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Agency from executing the same or from taking any action pursuant to the provisions thereof.

     (e) Upon the execution of any Supplemental Indenture pursuant to the provisions of this Section, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Agency, the Bank (and its Issuing Agent, if any), the Trustee and all Holders of Bonds then Outstanding shall thereafter be determined, exercised and enforced under this Indenture, subject in all respects to such modifications and amendments.

     SECTION 11.04. Supplemental Indenture Part of this Indenture. Any
                    ---------------------------------------------
Supplemental Indenture executed in accordance with the provisions of this Article shall thereafter form a part of this Indenture and all the terms and conditions contained in any such Supplemental Indenture as to any provisions authorized to be contained therein shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes. The Trustee shall execute any Supplemental Indenture entered into in accordance with the provisions of Sections 11.02 or 11.03 hereof.

     SECTION 11.05. Consents of the Bank. Notwithstanding any provision of this
                    --------------------
Indenture to the contrary, subject to Section 7.10 hereof, any Supplemental Indenture which shall require the consent of the Holders of the Bonds (other than clauses (i) through (v) of Section 11.03(a) hereof) shall instead be deemed to require only the prior written consent of the Bank, and no Supplemental Indenture entered into in accordance with the provisions of Section
11.02 or 11.03 hereof shall be effective without the prior written consent of the Bank.

     SECTION 11.06. Rights of Lessee. Anything herein to the contrary
                    ----------------
notwithstanding, any amendment, modification or Supplemental Indenture under
Article XI hereof (except any Supplemental Indenture entered into pursuant to Section 11.02(a)(15) hereof) shall not become effective unless and until the Lessee shall have given its written consent to such Supplemental Indenture signed by an Authorized Representative of the Lessee.

                                  ARTICLE XII.

                    AMENDMENTS OF RELATED SECURITY DOCUMENTS

     SECTION 12.01. Rights of Lessee. Anything herein to the contrary
                    ----------------
notwithstanding, any Supplemental Indenture under Article XI hereof which materially and adversely affects any rights, powers and authority of the Lessee under the Lease Agreement or requires a revision of the Lease Agreement shall not become effective unless and until the Lessee shall have given its written consent to such Supplemental Indenture signed by an Authorized Representative of the Lessee.

     SECTION 12.02. Amendments of Related Security Documents Not Requiring
                    ------------------------------------------------------
Consent of Bondholders. The Agency and the Trustee may consent, without the
----------------------
consent of or notice to the Bondholders, but subject to Section 12.04 hereof, to any amendment, change or modification of any of the Related Security Documents for the purpose of curing any ambiguity or formal defect or omission therein or which, in the judgment of the Trustee is not materially to the prejudice of the Trustee or the Holders of the Bonds. The Trustee shall have no liability to any Bondholder or any other person for any action taken by it in good faith pursuant to this Section.

     SECTION 12.03. Amendments of Related Security Documents Requiring Consent
                    ----------------------------------------------------------
of Bondholders. Except as provided in Section 12.02 hereof, the Agency and the
--------------
Trustee shall not consent to any amendment, change or modification of any of the Related Security Documents, without mailing of notice and the written approval or consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Bonds at the time Outstanding given and procured as in Section 11.03 hereof set forth; provided, however, there shall be no amendment, change or modification to (i) the obligation of the Lessee to make lease rental payments under the Lease Agreement with respect to the Bonds, or (ii) the obligation of the Bank (or its Issuing Agent, if any) to pay the principal of, Purchase Price for and interest on the Bonds, without the prior written approval of 100% in aggregate principal amount of the Bonds at the time Outstanding given and procured as in Section 11.03 hereof provided. If at any time an obligor to a Related Security Document shall request the consent of the Trustee to any such proposed amendment, change or modification, the Trustee shall cause notice of such proposed amendment, change or modification to be mailed in the same manner as is provided in Article XI hereof with respect to Supplemental Indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by all Bondholders.

     SECTION 12.04. Consent of the Bank. Notwithstanding any provision of this
                    -------------------
Indenture to the contrary, subject to Section 7.10 hereof, (i) any amendment, change or modification to a Related Security Document which shall require the consent of the Holders of the Bonds (other than clause (ii) of Section 12.03 hereof) shall instead be deemed to require only the prior written consent of the Bank, and (ii) no amendment, change or modification to a Related Security Document shall be effective without the prior written consent of the Bank. Notwithstanding anything to the contrary contained herein or in any other document, for so long as any obligations exist under the Reimbursement Agreement or the Letter of

Credit, in no event shall any collateral subject to the Security Documents be disposed of or released without the consent of the Bank except in accordance with the terms and conditions set forth in the relevant Security Documents.

     SECTION 12.05. Amendments, Changes and Modifications to the Letter of
                    ------------------------------------------------------
Credit or other Security Arrangement. Except as otherwise provided in this
------------------------------------
Indenture, subsequent to the initial issuance of Bonds of a Series and prior to the earlier of the Termination of the Letter of Credit or the Fixed Rate Credit Facility securing the Bonds and the payment of such Bonds in full (or provision for the payment thereof having been made in accordance with the provisions of
Article X of this Indenture), the Letter of Credit or Fixed Rate Credit Facility, as the case may be, may not be effectively amended, changed or modified without the prior written consent of the Trustee, the Lessee and the Bank or the Credit Provider issuing the Fixed Rate Credit Facility, as the case may be; provided, that any Letter of Credit may be extended upon similar terms (except that the amount of the Letter of Credit may be reduced to reflect any corresponding redemption of Bonds secured by such Letter of Credit) without the written consent of the Trustee. The Trustee may, without the consent of the Holders of the Bonds, consent to any amendment of the Letter of Credit or Fixed Rate Credit Facility, as the case may be, as may be required for purposes of curing any ambiguity, formal defect or omission which, in the Trustee's judgment, is not materially adverse to the interests of the Bondholders. Except for such amendments, the Letter of Credit or Fixed Rate Credit Facility may be amended only with the consent of the Agency, the Trustee and the Holders of not less than 66-2/3% in aggregate principal amount of Outstanding Bonds of such Series, except that no such amendment may be made which would reduce the amounts required to be paid thereunder, unless such amounts are not required to pay principal, Sinking Fund Installments or, with respect to any Letter of Credit, the Applicable Principal and Interest Coverage on the Bonds, extend the time for payment of such amounts or accelerate the Expiration date of the Letter of Credit or Fixed Rate Credit Facility without the written consent of the Holders of all Outstanding Bonds of such Series. The foregoing shall not limit the Trustee's obligation to send notice to the Bank to reduce amounts available to be drawn under the Letter of Credit under the circumstances set forth therein.

                                 ARTICLE XIII.

                                THE TENDER AGENT

     SECTION 13.01. Tender Agent - Appointment, Acceptance and Successors. (a)
                    -----------------------------------------------------
The Agency hereby appoints The Bank of New York, New York, New York, as Tender Agent. The Tender Agent shall designate to the Trustee its principal office, and signify its acceptance of the duties and obligations imposed on it hereunder by a written instrument of acceptance delivered to the other Notice Parties. One or more additional Tender Agents may be appointed by the Agency to the extent necessary to effectuate the rights of the Bondholders pursuant to Article II hereof.

     (b) The Tender Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least sixty days' written notice to the Agency, the Lessee, the Bank (and its Issuing Agent, if any), the Remarketing Agent and the Trustee, except that such resignation shall not take effect until the appointment and acceptance of such appointment by a successor Tender Agent hereunder. The Tender Agent may be removed at any time by the Agency at the direction of the Lessee by a written instrument filed with the Bank, the Remarketing Agent and the Trustee, except that such removal shall not take effect until the appointment and acceptance of such appointment by a successor Tender Agent hereunder. Upon the resignation or removal of the Tender Agent, the Tender Agent shall pay over, deliver and assign any moneys and Bonds held by it in such capacity to its successor.

     (c) If the position of Tender Agent shall become vacant for any reason, or if any bankruptcy, insolvency or similar proceeding shall be commenced by or against the Tender Agent, the Agency shall appoint, with the prior written consent of the Bank, a successor Tender Agent to fill the vacancy. A written acceptance of office shall be filed by the successor Tender Agent in the manner set forth in Section 13.01(a) hereof. Any successor Tender Agent shall be a national banking association, bank or trust company, in each case with trust powers and duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital stock, surplus and undivided profits of at least $50,000,000 and authorized by law to perform all of the duties imposed on it by this Indenture.

     SECTION 13.02. Tender Agent - General Responsibilities. (a) The Tender
                    ---------------------------------------
Agent shall perform the duties and obligations set forth in this Indenture, and in particular shall:

     (b) hold all Bonds delivered to it for purchase hereunder as agent and bailee of, and in escrow for the benefit of, the respective Bondholders which have so delivered such Bonds, until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Bondholders, provided the Tender Agent may deliver any of such Bonds to the Remarketing Agent to be held as provided in Article XIV hereof;

     (c) hold all moneys (other than moneys delivered to it by the Lessee for the purchase of Bonds) delivered to it hereunder for the purchase of Bonds as agent and bailee of, and in escrow for the benefit of, the person or entity which shall have so delivered such moneys, until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity;

     (d) hold all moneys delivered to it hereunder by the Lessee for the purchase of Bonds as agent and bailee of, and in escrow for the benefit of, Bondholders who shall deliver Bonds to it for purchase, until the Bonds purchased with such shall have been delivered to or for the account of the Lessee; except that if the Bonds shall at any time become due and payable, the Tender Agent shall cause such moneys to be deposited with the Trustee for deposit in the Bond Fund on the date upon which the Bonds become due and payable; and

     (e) keep such books and records as shall be consistent with prudent industry practice, and make such books and records available for inspection by the other Notice Parties.

     (f) In performing its duties and obligations hereunder, the Tender Agent shall use the same degree of care and skill as a prudent person would exercise under the same circumstances in the conduct of its own affairs. The Tender Agent shall not be liable in connection with the performance of its duties hereunder except for its own willful misconduct, gross negligence or bad faith.

     (g) The Tender Agent may deal in Bonds and with the Borrower to the same extent and with the same effect as provided with respect to the Trustee and Paying Agent in Section 9.06 hereof.

     (h) The Remarketing Agent, the Bond Registrar and the Tender Agent shall each cooperate to cause the necessary arrangements to be made and to be thereafter continued whereby funds from the sources specified herein and in the Lease Agreement will be made available for the purchase of Bonds presented at the principal office of the Tender Agent, and to otherwise enable the Tender Agent to carry out its duties hereunder.

     (i) The Tender Agent, the Remarketing Agent and the Bond Registrar shall cooperate to the extent necessary to permit the timely receipt by the Bond Registrar of tendered Bonds and preparation, execution, issuance, authentication and delivery by the Bond Registrar of replacement Bonds in connection with the tender and remarketing of Bonds hereunder.

     (j) The Tender Agent hereby waives any rights to, or liens on, any funds or obligations held by or owing to it pursuant to this Indenture. The Tender Agent shall be reimbursed and compensated for its fees and expenses for acting under and pursuant to this Indenture only from payments to be made by the Lessee pursuant to Section 6.3 of the Lease Agreement.

        SECTION 13.03. Tender Agent - Procedures for Optional Tender of Bonds.
                       ------------------------------------------------------
(a) Upon receipt by the Tender Agent of any written tender notice pursuant to
Section 2.05 hereof and the Bonds delivered pursuant to it for purchase in accordance with this Section, the Tender Agent shall deliver to the person delivering such tender notice and the Bonds written evidence of the Tender Agent's receipt of such materials.

        (b) The Tender Agent shall promptly return any tender notice (together with the Bonds submitted in connection therewith) that is incomplete or improperly completed or not delivered in accordance with Section 2.05 hereof to the person submitting the notice upon surrender of the receipt, if any, issued therefor.

        (c) The Tender Agent's determination of whether a tender notice is properly given or delivered on a timely basis shall be binding on the Remarketing Agent, the Lessee and the Holder of the Bonds submitting such notice.

        (d) On the Business Day following receipt of a tender notice given pursuant to Section 2.05 hereof by 10:00 a.m., New York City time, the Tender Agent shall give notice by telecommunication or facsimile, promptly confirmed in writing, to the Agency, the Lessee, the Bank (and its Issuing Agent, if any), the Remarketing Agent and the Trustee, specifying the principal amount and Bond number of the Bonds to be delivered to it for purchase pursuant to Sections 2.05 and 2.06 hereof, the Purchase Date indicated in the tender notice, and the funds, if any, necessary under Section 13.05 for the purchase of tendered Bonds.

        SECTION 13.04.  [Reserved]
                        ----------

        SECTION 13.05. Tender Agent - Sources of Funds for the Purchase of
                       ---------------------------------------------------
Tendered Bonds. (a) On each Purchase Date, the Tender Agent shall purchase Bonds
--------------
delivered to it for purchase in accordance with Sections 2.05 and 2.06 hereof, at the Purchase Price thereof. Funds for the payment of such Purchase Price shall be derived from the sources, and in the order of priority with respect thereto, as set forth in Section 5.06 hereof, and in no event from the Trustee's own funds.

        (b) The Tender Agent shall hold moneys received from the Trustee and the Remarketing Agent for the purpose of paying the Purchase Price of tendered Bonds in separate trust accounts subject to a security interest, pledge, lien and charge in favor of the Tender Agent for the benefit of the Holders of the Bonds tendered or deemed tendered on a Purchase Date. The Tender Agent shall not commingle or invest such funds with any other moneys, and shall maintain separate accounts for moneys drawn on any Letter of Credit, moneys constituting remarketing proceeds, other Priority Amounts, and other available moneys.

        (c) The Tender Agent shall hold the moneys drawn from sources provided in Section 5.06 hereof for the purchase on the Purchase Date of any undelivered Bond, without liability for interest thereon, for the benefit of the former Holder of such Bond on the Purchase Date, for a period of thirty (30) days, after which time any such moneys still held by the Tender Agent shall be transferred to the Trustee and held by the Trustee for the benefit of such former Holder without liability for interest thereon, and the former Holder of such Bond shall look solely to such amounts held by the Tender Agent or Trustee as an unsecured creditor for payment therefor. Any moneys so held by the Tender Agent or by the Trustee shall be held in accordance with Section 15.02 of this Indenture.

        SECTION 13.06. Tender Agent - Preparation and Delivery of Replacement
                       ------------------------------------------------------
Bonds. (a) On each Purchase Date, all Bonds shall be delivered or deemed
-----
delivered by the Holders thereof to the Tender Agent in accordance with Section
2.07 hereof and payment therefor pursuant to Section 2.07 hereof.

         Bonds to be purchased hereunder which are not delivered to the Tender Agent on a Purchase Date shall be deemed to have been purchased, and interest accruing on and after such Purchase Date shall no longer be payable to the former Holders thereof but shall be paid to the purchaser of such Bonds. Interest payable on a Purchase Date shall be paid to the Holders of such Bonds in the same manner as if such Bonds had not been purchased hereunder.

        (b) The Tender Agent shall deliver replacement Bonds to the purchasers thereof pursuant to this Section, registered in the name or otherwise at the direction of the purchaser, upon receipt of the proceeds of the sale of such Bonds pursuant to Section 2.07 hereof.

        (c) The Trustee and the Bond Registrar shall take all steps necessary in accordance with Section 3.06 hereof to facilitate the timely preparation, execution, authentication and registration of replacement Bonds for delivery pursuant to this Section by the Tender Agent to the purchasers thereof or the Holders of Bonds tendered in part.

        (d) If less than all of the principal amount of any Bond shall have been delivered or deemed delivered to the Tender Agent for purchase pursuant to
Section 2.05 hereof, the Tender Agent shall deliver or cause the delivery to the Holder of such Bond, upon surrender thereof, a replacement Bond for the balance not delivered for purchase.

        (e) Bonds purchased from funds provided by the Bank (or its Issuing Agent, if any) under the Letter of Credit shall be registered in the name of the Bank or its designee and held in accordance with the Pledge Agreement, and shall constitute Pledged Bonds in accordance with Section 2.07(g) hereof.

        (f) Bonds purchased by the Lessee pursuant to Sections 2.05 or 2.06 from amounts described in Section 5.06(a)(iv) that have been paid by the Lessee shall, at the direction of the Lessee, be delivered by the Trustee (1) to the Remarketing Agent for the account of the Lessee, (2) canceled by the Trustee or
(3) to the Lessee, provided, however, that so long as any of the obligations of the Lessee under the Reimbursement Agreement remain outstanding, any Bonds purchased by the Lessee shall constitute Pledged Bonds. The foregoing notwithstanding, any Bonds so purchased after the selection thereof by the Trustee for redemption shall be canceled by the Trustee.

                                  ARTICLE XIV.

                              THE REMARKETING AGENT

        SECTION 14.01. Remarketing Agent - Appointment, Acceptance and
                       -----------------------------------------------
Successors. (a) The Agency hereby appoints Roosevelt & Cross, Incorporated, New
----------
York, New York, as Remarketing Agent. The Remarketing Agent shall designate to the Trustee its principal office, and signify its acceptance of the duties and obligations imposed on it hereunder by a written instrument of acceptance delivered to the Notice Parties.

        (b) Except as otherwise provided in the Remarketing Agreement, (i) the Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 days written notice to the Notice Parties, except that such resignation shall not take effect until the appointment and acceptance of such appointment by a successor Remarketing Agent hereunder; and (ii) the Remarketing Agent may be removed at any time by the Agency or the Lessee, with the prior written consent of the Agency (which consent shall not be unreasonably withheld), by a written notice filed with the Notice Parties, except that such removal shall not take effect until the appointment and acceptance of such appointment by a successor Remarketing Agent hereunder. Upon the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, deliver and assign any moneys and Bonds held by it in such capacity to its successor.

        (c) If the position of Remarketing Agent shall become vacant for any reason, or if any bankruptcy, insolvency or similar proceeding shall be commenced by or against the Remarketing Agent, the Agency shall appoint a successor Remarketing Agent, satisfactory to the Lessee and the Bank, to fill the vacancy. A written acceptance of office shall be filed by the successor Remarketing Agent in the manner set forth in Section 14.01(a) hereof. Any successor Remarketing Agent shall be a bank, trust company, national banking association or a member of the National Association of Securities Dealers, Inc., in each case having a capitalization of at least $15,000,000 and authorized by law to perform all of the duties imposed on it under this Indenture.

        SECTION 14.02. Remarketing Agent - General Responsibilities. (a) The
                       --------------------------------------------
Remarketing Agent shall perform the duties and obligations set forth in this Indenture, and in particular shall:

        (b) hold any Bonds delivered to it hereunder by the Tender Agent in trust for the benefit of the Agency, the Bank, the Lessee or the respective Bondholders which shall have delivered or shall be deemed to have delivered such Bonds to the Tender Agent, as the case may be, until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Bondholders or deposited with the Trustee, as the case may be, and to redeliver such Bonds to the Tender Agent upon its request;

        (c) use its best efforts to solicit purchases of Bonds from investors able to purchase municipal bonds, effectuate and process such purchases, bill and receive payment for Bonds purchased, and perform related functions in connection with the remarketing of Bonds hereunder;

        (d) hold all moneys delivered to it hereunder for the purchase of Bonds as agent and bailee of, and in escrow for the benefit of, the person or entity which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity, provided that such moneys shall be delivered to the Tender Agent upon its request;

        (e) keep such books and records as shall be consistent with prudent industry practice and which will document its action taken hereunder, and make such books and records available for inspection by the Notice Parties; and

        (f) comply at all times with all applicable state and federal securities laws and other statutes, rules and regulations applicable to the offering and sale of the Bonds.

        (g) In performing its duties and obligations hereunder, the Remarketing Agent shall use the same degree of care and skill as a prudent person would exercise under the same circumstances in the conduct of his own affairs. The Remarketing Agent shall not be liable in connection with the performance of its duties hereunder except for its own willful misconduct, gross negligence or bad faith.

        (h) The Remarketing Agent may deal in Bonds and with the Lessee to the same extent and with the same effect as provided with respect to the Trustee and Paying Agent in Section 9.06 hereof.

        (i) The Tender Agent, the Remarketing Agent and the Bond Registrar shall each cooperate to cause the necessary arrangements to be made and thereafter continued whereby Bonds prepared, executed, authenticated and issued hereunder shall be made available to the Remarketing Agent to the extent necessary for delivery pursuant to Section 2.07 hereof, and to otherwise enable the Remarketing Agent to carry out its duties hereunder.

        (j) The Remarketing Agent hereby waives any right to, or lien on, any funds or obligations held by or owing to it pursuant to this Indenture. The Remarketing Agent shall be reimbursed and compensated for its fees and expenses for acting under and pursuant to this Indenture only from payments to be made by the Lessee pursuant to Section 6.3 of the Lease Agreement.

        SECTION 14.03. Duties of Remarketing Agent. The Remarketing Agent will,
                       ---------------------------
in accordance with the Remarketing Agreement, establish the interest rates on the Bonds and perform the other duties provided for to be done by it in Sections 2.03, 2.07, 5.06 and 5.12 hereof. The Remarketing Agent may for its own account or as broker or agent for others deal in Bonds and may do anything other Bondholders may do to the same extent as if the Remarketing Agent were not serving as such. The Remarketing Agent shall have no duty to act hereunder to the extent the Remarketing Agent is not required to perform its obligations under the Remarketing Agreement.

                                    ARTICLE XV.

                                  MISCELLANEOUS

        SECTION 15.01. Evidence of Signature of Bondholders and Ownership of
                       -----------------------------------------------------
Bonds. (a) Any request, consent, revocation of consent, approval, objection or
-----
other instrument which this Indenture may require or permit to be signed and executed by the Bondholders may be in one or more instruments of similar tenor, and shall be signed or executed by any Bondholder in person or by his duly authorized attorney appointed in writing. Proof of the execution of any such instrument, or of an instrument appointing any such attorney, shall be sufficient for any purpose of this Indenture (except as otherwise therein expressly provided) if made in the following manner, or in any other manner satisfactory to the Trustee, which may nevertheless in its discretion require further or other proof in cases where it deems the same desirable: the fact and date of the execution by any Bondholder or his attorney of such instruments may be proved by a guarantee of the signature thereon by a bank or trust company or by the certificate of any notary public or other officer authorized to take acknowledgments of deeds, that the person signing such request or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution, duly sworn to before such notary public or other officer. Where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such signature guarantee, certificate or affidavit shall also constitute sufficient proof of his authority.

        (b) The ownership of Bonds and the amount, numbers and other identification, and date of holding the same shall be proved by the registry books.

        (c) Except as otherwise provided in Section 11.03 hereof with respect to revocation of a consent, any request or consent by the owner of any Bond shall bind all future owners of such Bond in respect of anything done or suffered to be done by the Agency or the Trustee or any Paying Agent in accordance therewith.

        SECTION 15.02. Moneys Held for Particular Bonds. (a) The amounts held by
                       --------------------------------
the Trustee for the payment of the principal or Redemption Price, if any, of and interest due on any date with respect to particular Bonds shall, on and after such date and pending such payment, be set aside on its books and held in trust by it for the Holders of the Bonds entitled thereto. Such amounts so held shall be uninvested or, if invested, invested only in Government Obligations maturing within thirty (30) days.

        (b) Anything in this Indenture to the contrary notwithstanding, any moneys held by the Trustee in trust for the payment and discharge of any of the Bonds which remain unclaimed for one (1) year after the date when such Bonds have become due and payable, either at their stated maturity dates or by earlier call for redemption or purchase, if such moneys were held by the Trustee at such date, or for two (2) years after the date of deposit of such moneys if deposited with the Trustee or the Paying Agent after said date when such Bonds become due and payable, shall be paid by the Trustee first, to the Bank (or its Issuing Agent, if any) to the extent moneys are owed to the Bank (or its Issuing Agent, if any) by the Lessee under the Reimbursement Agreement or any other Security Document and second, to the Lessee, as the absolute property thereof and free from trust, and the Trustee shall thereupon be released and discharged with respect thereto; provided, however, that before being required to make any such payments, the Trustee shall, at the expense of the Lessee, mail to the Owners of such Bonds a notice that such moneys remain unclaimed and that, after a date named in such notice, which date shall not be less than forty (40) nor more than ninety (90) days after the date of mailing of such notice, the balance of such moneys then unclaimed shall be paid to the Bank (or its Issuing Agent, if any) or the Lessee in accordance herewith.

        SECTION 15.03. Notices. Except as otherwise provided in this Indenture,
                       -------
any notice, demand, direction, certificate, Opinion of Counsel, request, instrument or other communication authorized or required by this Indenture to be given to or filed with the Agency, the Bank and its Issuing Agent, the Lessee, the Trustee, the Bond Registrar or the Paying Agent shall be deemed to have been sufficiently given or filed for all purposes of this Indenture if and when delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by courier or other means of next day delivery:

        (a) To the Agency, to the Town of Babylon Industrial Development Agency, 57 West Sunrise Highway, Lindenhurst, New York 11757, Attention: Executive Director.

        (b) To the Trustee, the Bond Registrar, Tender Agent or Paying Agent, or to The Bank of New York, c/o United States Trust Company of New York, Corporate Trust Administration, 114 West 47th Street, New York, New York 10036, Attention:
Corporate Trust Department.

        (c) To the Bank, to

                            Wells Fargo Credit, Inc.
                            119 West 40th Street, 16th Floor
                            New York, New York 10018
                            Attention: Richard Orr, Vice President

                  or to the Issuing Agent

                            Wells Fargo Bank, N.A.
                            525 Market Street, 25th Floor
                            San Francisco, California 94105
                            Attention:  Letter of Credit Operations Office

                  with a copy to:

                            Wolf, Block, Schorr and Solis-Cohen LLP
                            250 Park Avenue
                            New York, New York 10177
                            Attention: Robert Stein, Esq.

        (d) To the Lessee,

                            Technology Flavors & Fragrances, Inc.
                            10 Edison Street East
                            Amityville, New York 11701
                            Attention: Joseph A. Gemmo
                  with a copy to:

                            Stadtmauer Bailkin LLP
                            850 Third  Avenue
                            New York, New York 10022
                            Attention: Steven P. Polivy, Esq.

        (e) To the Credit Provider, at such address designated in writing to the Trustee upon issuance of the Fixed Rate Credit Facility issued by such Credit Provider.

        The Agency, the Lessee, the Bank and its Issuing Agent, the Credit Provider, the Trustee, the Bond Register and the Paying Agent may, by like notice, designate any further or different addresses to which subsequent notices, demands, directions, certificates, Opinions of Counsel, requests, instruments or other communications hereunder shall be sent. Any notice, demand, direction, certificate, Opinion of Counsel, request, instrument or other communication hereunder shall, except as may expressly be provided herein, be deemed to have been delivered or given ten (10) days after the date it shall have been mailed.

        The Rating Agency shall be notified at Standard & Poor's Ratings Group, 25 Broadway, 13th Floor, New York, New York 10004 by registered or certified mail, postage prepaid of:

                  (1)       any successor Trustee;
                  (2)       any successor Remarketing Agent;
                  (3)       any material change to a Security Document;
                  (4) expiration, termination or substitution of the Letter of Credit;
                  (5)       change in Interest Rate Determination Methods;
                  (6) mandatory tenders, redemptions, defeasance or acceleration; and
                  (7)       extension of the Letter of Credit.

        SECTION 15.04. Parties Interested Herein. Nothing in this Indenture
                       -------------------------
expressed or implied is intended or shall be construed to confer upon, or to give to, any Person, other than the Agency, the Lessee, the Tender Agent, the Remarketing Agent, the Bank (and its Issuing Agent, if any), the Credit Provider, the Trustee, the Paying Agent and the Holders of the Bonds, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation thereof; and all covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Agency shall be for the sole and exclusive benefit of the Agency, the Lessee, the Tender Agent, the Remarketing Agent, the Bank (and its Issuing Agent, if any), the Credit Provider, the Trustee, the Paying Agent and the Holders of the Bonds.

        SECTION 15.05. Partial Invalidity. In case any one or more of the
                       ------------------
provisions of this Indenture or of the Bonds shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Indenture or of the Bonds, but this Indenture and the Bonds shall be construed and enforced as if such illegal or invalid provision had not been contained therein. In case any covenant, stipulation, obligation or agreement of the Agency contained in the Bonds or in this Indenture shall for any reason be held to be in violation of the law, then such covenant, stipulation, obligation or agreement shall be deemed to be the covenant, stipulation, obligation or agreement of the Agency to the full extent permitted by law.

        SECTION 15.06. Counterparts. This Indenture may be simultaneously
                       ------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

        SECTION 15.07. Laws Governing Indenture. THE EFFECT AND MEANING OF THIS
                       ------------------------
INDENTURE AND THE RIGHTS OF ALL PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE.

        SECTION 15.08. No Pecuniary Liability of Agency or Members. No
                       -------------------------------------------
provision, covenant or agreement contained in this Indenture or in the Bonds or any obligations herein or therein imposed upon the Agency or the breach thereof, shall constitute or give rise to or impose upon the Agency a pecuniary liability or a charge upon its general credit. In making the agreements, provisions and covenants set forth in this Indenture, the Agency has not obligated itself except with respect to the Facility and the application of the revenues, income and all other property therefrom, as hereinabove provided.

        All covenants, stipulations, promises, agreements and obligations of the Agency contained herein shall be deemed to be covenants, stipulations, promises, agreements and obligations of the Agency and not of any member, director, officer, employee or agent of the Agency in his individual capacity, and no recourse shall be had for the payment of the principal or Redemption Price, if any, of, Sinking Fund Installments for, or interest on the Bonds or for any claim based thereon or hereunder against any member, director, officer, employee or agent of the Agency or any natural person executing the Bonds.

        SECTION 15.09. Payments Due on Saturdays, Sundays and Holidays. In any
                       -----------------------------------------------
case where any payment date of principal, Sinking Fund Installment and/or interest on the Bonds, or the date fixed for redemption of any Bonds, shall be a day other than a Business Day, then payment of such principal, Sinking Fund Installment and/or interest or the Redemption Price, if applicable, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the principal, Sinking Fund Installment and/or Interest Payment Date or the date fixed for redemption, as the case may be, except that interest shall continue to accrue on any unpaid principal.

        SECTION 15.10. Priority of Indenture Over Liens. This Indenture
                       --------------------------------
constitutes a "building loan agreement" within the meaning of the Lien Law of the State and is given in order to secure funds to pay for the Project and by reason thereof, it is intended that this Indenture shall be superior to any laborers', mechanics' or materialmen's liens which may be placed upon the Facility subsequent to the recordation thereof. In compliance with Section 13 of the Lien Law, the Agency will receive the advances secured by this Indenture and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvements and that the Agency will apply the same first to the payment of the costs of improvements before using any part of the total of the same for any other purpose.

        SECTION 15.11. Appendices Incorporated Herein. The Appendices attached
                       ------------------------------
hereto shall be deemed incorporated in this Indenture as if fully set forth herein.

        SECTION 15.12. Date for Reference Purposes Only. The date of this
                       --------------------------------
Indenture shall be for reference purposes only and shall not be construed to imply that this Indenture was executed on the date first above written. This Indenture was executed and delivered on the date of original issuance and delivery of the Bonds.

        IN WITNESS WHEREOF, the Agency has caused its corporate name to be hereunto subscribed by its duly authorized Executive Director and attested under the seal of the Agency by its authorized representative, and the Trustee has duly executed this Indenture all being done as of the year and day first above written.

                                                     TOWN OF BABYLON INDUSTRIAL
                                                        DEVELOPMENT AGENCY
(SEAL)


                                                     By ________________________
ATTEST:                                              Name: Sondra Bachety
                                                     Title: Executive Director

__________________________________
 Authorized Representative





                                                     THE BANK OF NEW YORK,
                                                      as Trustee


                                                     By ________________________
                                                     Name:
                                                     Title:

        STATE OF NEW YORK          )
                                   : ss.:
        COUNTY OF SUFFOLK          )


                  On the __th of January, in the year two thousand and two, the undersigned, personally appeared Sondra Bachety, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                     __________________________
                                                     Notary Public

        STATE OF NEW YORK    )
                             : ss.:
        COUNTY OF NEW YORK   )


                  On the 14th of January, in the year two thousand and two, the undersigned, personally appeared William Webber, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                     ___________________________
                                                     Notary Public

                                   APPENDICES

                                   APPENDIX A
                                   ----------

                         DESCRIPTION OF FACILITY REALTY

                                   APPENDIX B
                                   ----------

                                REQUISITION NO. 1
                                -----------------

TO:          The Bank of New York, as Trustee

FROM:        Technology Flavors & Fragrances, Inc., as Lessee

Gentlemen:

         You are requested to draw from [Acquisition Account] [Construction Account] of the Project Fund, established by Section 5.01 of the Indenture of Trust, dated as of January 1, 2002 (the "Indenture"), between the Town of Babylon Industrial Development Agency (the "Agency") and yourself, a check or checks in the amounts, payable to the order of those persons and for the purpose of paying those costs set forth on Schedule A attached hereto. All capitalized terms used in this Requisition not otherwise defined herein shall have the meanings given such terms by the Indenture or by the Lease Agreement referred to in the Indenture.

          I hereby certify that

          (i)    I am an Authorized Representative of the Lessee;

          (ii)   the number of this Requisition is No. 1;

          (iii) the items of cost set forth on Schedule A attached hereto are correct and proper under Section 5.02(b) of the Indenture and each such item has been properly paid or incurred as an item of Project Cost;

          (iv) none of the items for which this Requisition is made has formed the basis for any disbursement heretofore made from the Project Fund;

          (v) each item of cost set forth on Schedule A attached hereto is consistent in all respects with the Tax Certificate;

          (vi) the payees and amounts stated in Schedule A attached hereto are true and correct and each item of cost so stated is due and owing;

          (vii) each such item stated in Schedule A attached hereto is a proper charge against the Project Fund;

          (viii) no Event of Default exists and is continuing under the Reimbursement Agreement, the Pledge Agreement, the Indenture, the Lease Agreement or any other Security Document nor any condition, event or act which, with notice or lapse of time or both would constitute such an Event of Default;

          (ix) I have no knowledge of any vendor's lien, materialman's lien, mechanic's lien or security interest which should be satisfied or discharged before the payment herein requested is made or which will not be discharged by such payment;

          (x) if the payment herein requested is a reimbursement to the Lessee for costs or expenses of the Lessee incurred by reason of work performed or supervised by officers, partners or employees of the Lessee or any Affiliate, such officers, partners or employees were specifically employed for such purpose and the amount to be paid does not exceed the actual cost thereof to the Lessee and such costs or expenses will be treated by the Lessee on its books as a capital expenditure in conformity with generally accepted accounting principles applied on a consistent basis;

          (xi) if the payment herein requested is for an item of Facility Equipment upon payment of the cost thereof the Agency will be the owner thereof and such item of Facility Equipment will be subject to the Lease Agreement and the liens and security interests of the Mortgage;

          (xii) such item of cost for which payment is herein requested is chargeable to the capital account of the Project for Federal income tax purposes, or would be so chargeable either with an election by the Lessee or but for the election of the Lessee to deduct the amount of such item.

     Attached to this Requisition is a copy of the bills, invoices or other documents evidencing and supporting this Requisition.

Dated:___________________



                                            TECHNOLOGY FLAVORS & FRAGRANCES,
                                               INC.

                                            By:________________________________

                                            Name:______________________________

                                            Title:_____________________________

                                            Date:______________________________




WELLS FARGO CREDIT, INC.


By:____________________________

Name:__________________________

Title:_________________________

Date:__________________________

                          SCHEDULE A TO REQUISITION NO.
                          -----------------------------

        Amount           Payee (with address)            Purpose
        ------           --------------------            -------

Receipt is hereby acknowledged of a payment in the amount of $ ____in connection with the submission of the attached Requisition.

         By:_______________________


Date:______________________________

                                   APPENDIX C
                                   ----------

         Act shall mean, collectively, the New York State Industrial Development
         ---
Agency Act (constituting Title 1 of Article 18-A of the General Municipal Law, Chapter 24 of the Consolidated Laws of New York), as amended, and Chapter 177 of the 1973 Laws of New York, as amended.

         Acquisition Account shall mean the special trust account of the Project
         -------------------
Fund so designated and established pursuant to Section 5.01 of this Indenture.

         Act of Bankruptcy, when used with respect to the Lessee, the Agency or
         -----------------
any other obligor (or the general partner of any such entity or obligor) under any of the Security Documents (other than the Remarketing Agent) as the context indicates, shall mean the filing of a petition in bankruptcy by or against the Lessee, the Agency or any other obligor (or the general partner of any such entity or obligor) under any of the Security Documents (other than the Remarketing Agent) under any applicable bankruptcy, insolvency or similar law now or hereafter in effect.

         Additional Bonds shall mean one or more Series of Bonds issued,
         ----------------
executed, authenticated and delivered pursuant to Section 2.11 of this Indenture.

         Affiliate shall mean any Person which directly or indirectly through
         ---------
one or more intermediaries controls, or is controlled by, or is under common control with the Lessee. The term "control"` means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

         Agency shall mean the Town of Babylon Industrial Development Agency, a
         ------
corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State, duly organized and existing under the laws of the State, and any body, board, authority, agency or other governmental agency or instrumentality which shall hereafter succeed to the powers, duties, obligations and functions thereof.

         Agency's Reserved Rights shall mean, collectively,
         ------------------------

         (i) the right of the Agency in its own behalf to receive all Opinions of Counsel, reports, financial statements, certificates, insurance policies, binders or certificates, or other notices or communications required to be delivered to the Agency under the Lease Agreement;

         (ii) the right of the Agency to grant or withhold any consents or approvals required of the Agency under the Lease Agreement;

         (iii) the right of the Agency to enforce in its own behalf the obligation of the Lessee to complete the Project;

         (iv) the right of the Agency to exercise in its own behalf its rights under Section 2.4 of the Lease Agreement with respect to the proceeds of title insurance;

         (v) the right of the Agency to enforce or otherwise exercise in its own behalf all agreements of the Lessee with respect to ensuring that the Facility shall always constitute a qualified "project"" as defined in and as contemplated by the Act;

         (vi) the right of the Agency to amend with the Lessee the provisions of Section 4.3 of the Lease Agreement without the consent of the Trustee or any Bondholder;

         (vii) the right of the Agency in its own behalf (or on behalf of the appropriate taxing authorities) to enforce, receive amounts payable under or otherwise exercise its rights under Sections 3.1, 3.6 (but only with respect to indemnification), 4.1, 4.3, 4.4, 4.5, 4.6, 4.7, 6.1, 6.2, 6.3, 6.5, 6.6(b)(3),
6.8, 6.11, 6.12, 6.13, 6.14, 7.7, 8.5, 9.3, 9.10, 9.13, 9.17, 9.18 and 9.19 of
the Lease Agreement subject to the limitations contained therein; and

         (viii) the right of the Agency in its own behalf to declare an Event of Default under Section 7.l of the Lease Agreement or with respect to any of the Agency's Reserved Rights subject to the limitations contained therein.

         Alternate Rate shall have the meaning set forth in Section 2.03(e)
         --------------
hereof.

         Alternate Term Rate Index shall mean 80% of the average annual yield
         -------------------------
shown of United States Treasury Notes or Bonds having the same number of 30-day periods to maturity as the number of such periods in the applicable Term Interest Rate Period, as published in the "Federal Reserve Bulletin" (published by the Board of Governors of the Federal Reserve System in Washington, D.C.) most recently published prior to the date of determination of the Alternate Term Rate Index as computed by the Remarketing Agent; provided, however, that, if the most recently published "Federal Reserve Bulletin" does not publish a yield of 30-day periods to maturity described above, the Alternate Term Rate Index shall mean 80% of an assumed yield for United States Treasury Notes or Bonds having the same number of 30-day periods in the applicable Term Interest Rate Period, determined by linear interpolation based on the yield for United States Treasury Notes or Bonds having the next shorter number of 30-day periods to maturity than the number of 30-day periods in the applicable Terms Interest Rate Period and the yield for United States Treasury Notes or Bonds having the next longer number of 30-day periods in the applicable Term Interest Rate Period, as published in such "Federal Reserve Bulletin," as computed by the Remarketing Agent.

         Applicable Principal and Interest Coverage shall mean the aggregate
         ------------------------------------------
principal amount of Bonds secured by the Letter of Credit plus the minimum number of days of interest (calculated at the Maximum Rate or other applicable rate) that in the judgment of the Rating Agency shall be required to maintain the applicable rating on the Bonds.

         Authorized Representative shall mean, (i) in the case of the Agency,
         -------------------------
the Chairman, Vice Chairman, Treasurer, Assistant Treasurer, Secretary, Assistant Secretary, Executive Director, Deputy Executive Director or Vice President for Legal Affairs of the Agency, or any officer or employee of the Agency authorized to perform specific acts or to discharge specific duties, and
(ii) in the case of the Lessee, its President or Vice President and any other officer of the Lessee so designated in writing by the President or Vice President to the Agency and the Trustee.

         Bank shall mean, (i) with respect to the Initial Letter of Credit,
         ----
Wells Fargo Credit, Inc., (ii) upon the issuance and delivery of any Substitute Letter of Credit, the issuer of such Substitute Letter of Credit, and (iii) any successors thereto.

         Bankruptcy Counsel shall mean any counsel nationally recognized in
         ------------------
bankruptcy matters which is independent of the Lessee and the Agency and who is reasonably acceptable to the Trustee, the Bank and the Rating Agency.

         Base Rate shall mean the index computed by the Trustee, consisting of
         ---------
70% of the "prime rate" announced by The Bank of New York (or the financial institution serving as successor Trustee).

         Binding Financial Commitments shall mean loans from recognized
         -----------------------------
financial institutions, loans from shareholders of the Lessee, or other evidence satisfactory to the Bank that moneys will be made available to the Lessee by any other Person.

         Bond Fund shall mean the Bond Fund established by Section 5.01 of this
         ---------
Indenture.

         Bondholder, Holder of Bonds, Holder, holder or Owner shall mean any
         ----------------------------------------------------
Person who shall be the registered owner of any Bond or Bonds.

         Bond Registrar shall mean the Trustee acting as registrar as provided
         --------------
in Section 3.10 of this Indenture.

         Bond Resolution shall mean the resolution of the Agency adopted on
         ---------------
December 20, 2001, authorizing the issuance of the Bonds.

         Bonds shall mean the Series 2002 Bonds and any Additional Bonds.
         -----

         Book-Entry-Bond shall mean a Bond authorized to be issued hereunder and
         ---------------
issued to and, except as provided in Section 3.12(d) hereof, restricted to being registered in the name of, a Securities Depository for the participants in such Securities Depository or the beneficial owners of such Bond.

         Business Day shall mean any day other than (i) a Saturday or Sunday,
         ------------
(ii) a day in which banks in the State of New York, or in the cities in which the corporate trust office of the Trustee or the office of the Bank (or its Issuing Agent, if any) at which demands for payment under the Letter of Credit are to be presented, are authorized or required by law to close or (iii) a day on which the New York Stock Exchange is closed.

         City shall mean The City of New York.
         ----

         Code shall mean the Internal Revenue Code of 1986, as amended,
         ----
including the regulations thereunder.

         Controlled Entity shall mean any Person, 50% or more of the voting
         -----------------
stock or equity interest of which is owned by any obligor under any of the Security Documents (other than the Agency) or by another Controlled Entity of any such obligor.

         Construction Account shall mean the special trust account of the
         --------------------
Project Fund so designated and established pursuant to Section 5.01 of this Indenture.

         Corporate Guarantor shall mean the Lessee.
         -------------------

         Credit Provider shall mean the issuer of any Fixed Rate Credit
         ---------------
Facility, and its successors.

         Event of Default shall have the meaning specified in Section 8.01 of
         ----------------
this Indenture.

         Expiration (and other forms of "expire") shall mean, when used with
         ----------
respect to a Letter of Credit, the expiration of such Letter of Credit in accordance with its terms.

         Facility shall mean (i) the Facility Equipment described in the
         --------
Description of Facility Equipment in Appendix E to this Indenture and (ii) the Facility Realty described in the Description of Facility Realty in Appendix A to this Indenture and in the Appendices to the Lease Agreement and the Mortgage.

         Facility Equipment shall mean all fixtures, machinery, equipment,
         ------------------
chattels and articles of personal property and all appurtenances and additions thereto and substitutions and replacements thereof, now or hereafter attached to or contained in or located on the Facility Realty and/or the buildings and improvements located thereon or placed on any part thereof, though not attached thereto, which are used or usable in connection with the present or future operation thereof or the activities at any time conducted therein and all other property used in connection with the production of income from the Facility Realty and/or the buildings and improvements located thereon or adapted for use therein, including, without limitation, any machinery, equipment and other tangible personal property acquired and installed as part of the Project pursuant to Section 2.1 of the Lease Agreement, together with all repairs, replacements, improvements, substitutions and renewals thereof or therefor and all parts, additions and accessories incorporated therein or affixed thereto, but excluding (i) the equipment described in the second paragraph of Appendix E hereto, (ii) Lessee's Property within the meaning of
Section 4.1(c) of the Lease Agreement or (iii) Existing Facility Property released pursuant to Section 4.2 of the Lease Agreement, which is made a part of this Agreement.

         Facility Realty shall mean the land described in the Description of
         ----------------
Facility Realty in Appendix A to this Indenture and in the Appendices to the Lease Agreement and the Mortgage, and all rights or interests therein or appertaining thereto, together with the improvements, now or at any time made, erected or situated thereon (including the improvements made pursuant to Section
2.1 of the Lease Agreement) but excluding, however, any real property or interest therein released pursuant to Section 6.4 of the Lease Agreement.

         Fixed Rate Credit Facility shall mean a letter of credit, a municipal
         --------------------------
bond insurance policy or other form of credit enhancement acceptable to the Agency.

         Government Obligations shall mean (a) direct and general obligations
         ----------------------
of, or obligations unconditionally guaranteed by, the United States of America,
(b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America for the timely payment thereof or (c) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clauses (a) or (b) above.

         Guaranty Agreement shall mean the Guaranty Agreement of even date
         ------------------
herewith from the Lessee, as Corporate Guarantor, to the Trustee, the Bank and the Issuing Agent, and shall include any and all amendments thereof and supplements thereto hereafter made in conformity therewith and with this Indenture.

         Indenture shall mean this Indenture of Trust as from time to time
         ---------
amended or supplemented by Supplemental Indentures in accordance with Article XI of this Indenture.

         Independent Accountant shall mean an independent accounting firm which
         ----------------------
is appointed by the Lessee for the purpose of examining and reporting on or passing on questions relating to the financial statements of the Lessee, has all certifications necessary for the performance of the services of certified public accountants, has a favorable reputation for skill and experience in performing similar services in respect of entities of a comparable size and nature and is approved by the Agency (which approval shall not be unreasonably withheld).

         Independent Engineer shall mean a Person (not an employee of either the
         --------------------
Agency, the Lessee or any Affiliate thereof) registered and qualified to practice engineering or architecture under the laws of the State, selected by the Lessee, and approved, in writing, by the Bank and the Agency (which approvals shall not be unreasonably withheld).

         Initial Letter of Credit shall mean the Letter of Credit delivered
         ------------------------
simultaneously with the original issuance of the Series 2002 Bonds, and any extensions or renewals thereof, as amended and supplemented.

         Interest Account shall mean the special trust account of the Bond Fund
         ----------------
so designated, established pursuant to Section 5.01 of this Indenture.

         Interest Payment Date shall mean (a) during the term of the Initial
         ---------------------
Letter of Credit, (i) with respect to Bonds bearing interest at a Monthly Interest Rate, the first Thursday of the calendar month, provided such day is a Business Day, and if not, on the next succeeding Business Day, commencing on February 7, 2002, (ii) with respect to Bonds bearing interest at a Term Interest Rate for a Term Interest Rate Period not exceeding 360 days, the first Business Day of the calendar month after each month in which interest accrued or the first day after the last day of such Term Interest Rate Period, if earlier, and
(iii) with respect to Bonds bearing interest at a Term Interest Rate for a Term Interest Rate Period exceeding 360 days, semiannually, on the first calendar day six months following conversion to semi-annual payment, or the first day after the last day of such Term Interest Rate Period, if earlier; and (b) after the Expiration or Termination of the Initial Letter of Credit, (i) with respect to Bonds bearing interest at a Monthly Interest Rate, the first Thursday of the calendar month after the first Wednesday of such month to which interest accrued, (ii) with respect to Bonds bearing interest at a Term Interest Rate for a Term Interest Rate Period equal to 180 days, the first day after the last day of such Term Interest Rate Period and (iii) with respect to bonds bearing interest at a Term Interest Rate for a Term Interest Rate Period in excess of 180 days, semiannually, on the first calendar day six months following conversion to a Fixed Rate, or the first day after the last day of such Term Interest Rate Period, if earlier.

         Interest Rate Determination Method shall mean, with respect to any
         ----------------------------------
Bond, the method by which the interest rate thereon shall be determined pursuant to Section 2.03 hereof and in particular shall mean the method for determining a Monthly Interest Rate, a Term Interest Rate or an Alternate Rate, as the case may be.

         Interest Rate Period shall mean the period during which the Bonds of
         --------------------
Series shall bear interest at a Monthly Interest Rate or a Term Interest Rate determined as follows: (i) each Monthly Interest Rate Period shall commence on the first Business Day of each month and end on the last day preceding the first Business Day of the next succeeding month (provided that the first Monthly Interest Rate Period following adjustment thereto shall commence on the Business Day immediately following the end of the preceding Interest Rate Period); and
(ii) each Term Interest Rate Period shall commence on the first day immediately following another Interest Rate Period (including a Term Interest Rate Period) and end on the one-hundred-eightieth (180th) day thereafter (or any integral multiple thereof) or December 1, 2021 (provided that the first Term Interest Rate Period following adjustment thereto from another Interest Rate Period or a different Term Interest Rate Period shall commence on the Business Day immediately following the preceding Interest Rate Period); provided, however, that if the last Interest Rate Period prior to a change in Interest Rate Determination Method or to a change in the duration of the Term Interest Rate Period would end on a day that does not immediately precede a Business Day, such Interest Rate Period shall be extended to end on the next succeeding day that does immediately precede a Business Day.

         Issuing Agent shall mean, (i) with respect to the Initial Letter of
         -------------
Credit, Wells Fargo Bank, National Association, as issuer of the Initial Letter of Credit on behalf of Wells Fargo Credit, Inc., (ii) upon the issuance and delivery of any Substitute Letter of Credit, the issuer of such Substitute Letter of Credit acting on behalf of a Bank, if any, and (iii) any successors thereto.

         Lease Agreement shall mean the Lease Agreement of even date herewith
         ---------------
between the Agency and the Lessee, and shall include any and all amendments thereof and supplements thereto hereafter made in conformity therewith and with this Indenture.

         Lease Payments Fund shall mean the Lease Payments Fund established by
         -------------------
Section 5.01 of this Indenture.

         Lessee shall mean Technology Flavors & Fragrances, Inc. a corporation
         ------
organized and existing under the laws of the State of Delaware, and their respective permitted successors and assigns pursuant to

Section 6.1 or 9.3 of the Lease Agreement (including any surviving, resulting or transferee corporation or limited liability company as provided in Section 6.1 of the Lease Agreement).

     Letter of Credit shall mean the Initial Letter of Credit and any Substitute
     ----------------
Letter of Credit.

     Loss Event shall have the meaning set forth for such term in Section 5.1 of
     ----------
the Lease Agreement.

     Mandatory Tender Date means any Business Day on which Bonds are required to
     ---------------------
be tendered for purchase pursuant to Section 2.06 of this Indenture.

     Maximum Rate, with respect to Bonds of a Series, shall mean the lesser of
     ------------
(a) the highest interest rate which may be borne by such Bonds under State law and (b) while any Letter of Credit is in effect, the maximum rate which may be borne by such Bonds as set forth in or referred to by such Letter of Credit (which in the case of the Initial Letter of Credit shall equal 10% per annum).

     Monthly Interest Rate shall mean the interest rate on Bonds of a Series
     ---------------------
established monthly in accordance with Section 2.03(a)(i) hereof.

     Monthly Interest Rate Period shall mean each Interest Rate Period during
     ----------------------------
which a Monthly Interest Rate is in effect.

     Moody's shall mean Moody's Investors Service, a corporation organized and
     -------
existing under the laws of the State of Delaware, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Agency, by notice to the Notice Parties.

     Mortgage shall mean the Mortgage, Security Agreement, Fixture Filing and
     --------
Assignment of Leases of Rents in the amount of $2,230,137 from the Lessee and the Agency to the Bank (and its successors and assigns) dated the date hereof constituting a first mortgage lien on the Facility, and shall include any and all amendments or supplements thereto thereafter made in conformity therewith and with the Indenture.

     Nationally Recognized Bond Counsel shall mean Winston & Strawn or other
     ----------------------------------
counsel acceptable to the Agency and the Bank (and its Issuing Agent, if any) experienced in matters relating to bonds issued by states and their political subdivisions.

     Net Proceeds shall mean, when used with respect to any insurance proceeds
     ------------
or condemnation award, compensation or damages, the gross amount from any such proceeds, award, compensation or damages less all expenses (including attorneys' fees and any extraordinary expenses of the Agency, the Bank (and its Issuing Agent, if any) or the Trustee) incurred in the collection thereof.

     Notice of Mandatory Tender shall mean that notice required to be delivered
     --------------------------
by the Trustee pursuant to Section 2.06 hereof.

     Notice Parties shall mean the Agency, the Lessee, the Tender Agent, the
     --------------
Remarketing Agent, the Bank (and its Issuing Agent, if any), the Credit Provider, the Paying Agent and the Trustee.

     Opinion of Counsel shall mean a written opinion of counsel who may (except
     ------------------
as otherwise expressly provided in the Lease Agreement or any other Security Document) be counsel for the Lessee, the Bank or the Agency and who shall be reasonably acceptable to the Trustee and, in each case in which such opinion shall be delivered to the Bank, to the Bank.

     Optional Tender Date means the Business Day specified by an Owner in an
     --------------------
Optional Tender Notice as the day on which its Bonds will be tendered for purchase pursuant to Section 2.05 of this Indenture.

     Optional Tender Notice means the irrevocable notice provided to the
     ----------------------
Remarketing Agent in connection with an Owner's exercise of the right to demand purchase of its Bonds pursuant to Section 2.05 of this Indenture.

     Outstanding, when used with reference to a Bond or Bonds, as of any
     -----------
particular date, shall mean all Bonds which have been issued, executed, authenticated and delivered under this Indenture, except:

          (i) Bonds canceled by the Trustee because of payment or redemption prior to maturity or surrendered to the Trustee under this Indenture for cancellation;

          (ii) any Bond (or portion of a Bond) for the payment or redemption of which, in accordance with Section 10.01 of this Indenture, there has been separately set aside and held in the Redemption Account of the Bond Fund either:

                (A) moneys, and/or

                (B) Government Obligations in such principal amounts, of such maturities, bearing such interest and otherwise having such terms and qualifications as shall be necessary to provide moneys, in an amount sufficient to effect payment of the principal or applicable Redemption Price of such Bond, together with accrued interest on such Bond to the payment or redemption date, which payment or redemption date shall be specified in irrevocable instructions given to the Trustee to apply such moneys and/or Government Obligations to such payment on the date so specified, provided, that, if such Bond or portion thereof is to be redeemed, notice of such redemption shall have been given as provided in this Indenture or provision satisfactory to the Trustee shall have been made for the giving of such notice; and

          (iii) Bonds (including Bonds that have been tendered pursuant to Section 2.05 hereof or that are subject to mandatory tender for purchase pursuant to Section 2.06 hereof, but which have not been delivered to the Tender Agent pursuant to Section 2.07 hereof) in exchange for or in lieu of which other Bonds shall have been authenticated and delivered under Article III of this Indenture, provided, however, that in determining whether the Holders of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Lessee or any Affiliate of the Lessee shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. Bonds which have been pledged in good faith to a Person (including the Bank) may be regarded as Outstanding for such purposes if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Lessee or any Affiliate or Controlled Entity of the Lessee.

     Paying Agent shall mean any paying agent for the Bonds appointed pursuant
     ------------
to this Indenture (and may include the Trustee) and its successor or successors and any other corporation which may at any time be substituted in its place pursuant to this Indenture.

     Permitted Encumbrances shall mean, as of any particular time,
     ----------------------

          (i) the Mortgage, the Lease Agreement, this Indenture and any other Security Documents;

          (ii) liens for real estate taxes, assessments, levies and other governmental charges, the payment of which is not in default; provided that the Lessee shall not be required to pay and discharge any such taxes, assessments, liens and other government charges so long as the validity thereof is being challenged in good faith by appropriate proceedings and the Lessee shall have deposited with the Bank the amount of such tax, assessment, levy or government change;

          (iii) utility, access and other easements and rights of-way, restrictions and exceptions that an Authorized Representative of the Lessee certifies to the Agency and the Bank will not interfere with or impair the Lessee's use of the Facility as provided in the Lease Agreement and as to which the Bank has given its prior written consent;

          (iv) such minor defects, irregularities, encumbrances, easements, rights-of-way (including agreements with any railroad the purpose of which is to service a railroad siding) and clouds on title as normally exist with respect to property similar in character to the Facility and as do not, in the Opinion of Counsel or in the opinion the Bank, either singly or in the aggregate, materially impair the property affected thereby for the purpose for which it was acquired and held by the Agency under the Lease Agreement;

          (v) those exceptions to title to the Facility Realty enumerated in the title insurance policies delivered pursuant to Section 2.4 of the Lease Agreement insuring the Agency's title interest, and the Bank's mortgagee interest, in the Facility Realty, copies of which policies are on file at the principal corporate trust offices of the Agency and the Bank;

          (vi) any statutory or other lien imposed by law or any mechanic's, workmen's, repairmen's, materialmen's, contractors', warehousemen's, carriers', suppliers' or vendors' lien or right in respect thereof if and to the extent permitted by Section 6.6 of the Lease Agreement; and

          (vii) any mortgage, lien, security interest or other encumbrance which exists in favor of the Bank or to which the Bank shall consent.

     Person shall mean any individual, corporation, partnership, joint venture,
     ------
association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledge Agreement shall mean the Pledge and Security Agreement, dated as of
     ----------------
January 1, 2002, made by the Lessee in favor of the Bank, as such Pledge Agreement may be amended or supplemented from time to time in accordance with its terms, and any replacement agreement to similar effect with respect to any Substitute Letter of Credit.

     Pledged Bonds shall mean (a) any Bonds purchased with the proceeds of a
     -------------
drawing on the Letter of Credit, which Pledged Bonds shall be registered in the name of the Bank or its designee as pledgee of the Lessee and (b) so long as any obligations of the Lessee under the Reimbursement Agreement remain outstanding, any Bonds purchased by the Lessee other than with the proceeds of a drawing on the Letter of Credit, which Bonds have not been canceled by the Trustee.

     Principal Account shall mean the special trust account of the Bond Fund so
     -----------------
designated, established pursuant to Section 5.01 of this Indenture.

     Priority Amounts shall mean (1) any amounts drawn under the Letter of
     ----------------
Credit, (2) the proceeds of Bonds (other than refunding Bonds) and accrued interest thereon, (3) any other amounts (including (i) insurance and condemnation proceeds and (ii) any rental payments due under Section 3.3 of the Lease Agreement) which have been on deposit in the Bond Fund or the Lease Payments Fund for at least 367 days during or prior to which 367 days period no Act of Bankruptcy of the Lessee, the Agency or any other obligor under the Security Documents (other than the Remarketing Agent) shall have occurred, (4) investment income from the investment of moneys described in clauses (1) to (3) hereof and (5) any such other amounts with respect to which the Trustee receives
(i) a written opinion of Bankruptcy Counsel to the effect that payment of such amounts to Bondholders will not constitute avoidable preferences under the Federal Bankruptcy Code, and (ii) a written opinion of the Rating Agency to the effect that such amounts will not cause a withdrawal or lowering of the rating on the Bonds; provided that in any event such proceeds, moneys or investment income shall not be deemed to be Priority Amounts if an injunction, restraining order or stay is in effect and prevents such proceeds, moneys or investment income from being applied to the payment of amounts due on the Bonds or otherwise applied hereunder.

     Project shall mean the acquisition of real property and the expansion,
     -------
equipping, renovation and improvements of an approximately 58,684 square foot manufacturing facility and the acquisition and installation of furniture and fixtures and other equipment.

     Project Costs shall mean (i) all costs of engineering and architectural
     -------------
services with respect to the Facility, including the cost of test borings, surveys, estimates, plans and specifications and for supervising construction, as well as for the performance of all other duties required by or consequent upon the proper construction of, and the making of alterations, renovations, additions and improvements in connection with, the completion of the Facility;
(ii) all costs paid or incurred for labor, materials, services, supplies, machinery, equipment and other expenses and to contractors, suppliers, builders and materialmen in connection with the completion of the Facility; (iii) all costs of contract bonds and of insurance that may be required or necessary during the period of Facility construction; (iv) all costs of title insurance as provided in Section 2.4 of the Lease Agreement; (v) the payment of the fees and expenses of the Trustee, the Bank (and its Issuing Agent, if any) during the period of construction of the Facility, the Remarketing Agent, the Tender Agent, legal and financial fees and expenses, printing and engraving costs, and all other costs and expenses incurred by or for the account of the Agency in connection with the preparation, authorization, sale, printing, rating and issuance of the Bonds, Blue Sky fees and expenses, and the preparation and execution of the Lease Agreement and this Indenture and all other documents (including Security Documents) in connection therewith or herewith; (vi) all costs which the Lessee shall be required to pay, under the terms of any contract or contracts, for the completion of the Project, including any amounts required to reimburse the Lessee for advances made for any item otherwise constituting a Project Cost or for any other costs incurred and for work done which are properly chargeable to the Project; (vii) all costs for the acquisition of the Project; and (viii) all other costs and expenses relating to the completion of the Project or the issuance of Additional Bonds provided, however Project Costs shall not include: (i) fees or commissions of real estate brokers; (ii) moving expenses; (iii) the costs of acquiring and installing any item of personalty when such personalty is not both a tangible asset with a useful life of one year or more and an item included within the definition of Facility Equipment; (iv) the cost of leasing Facility Equipment when the lease in question is not determined to be a capital lease, such determination to be made by the Agency within its sole discretion; (v) all costs of landscaping, including but not limited to the costs of acquiring and planting shrubs, trees, flowers, lawns and other plants, as well as the cost of landscape design services; (vi) Lessee's counsel's fees; (vii) fees incurred by Lessee in connection with the development, leasing or management of the Project and the Facility; (viii) the cost of acquiring and leasing rolling stock; (ix) the cost of acquiring and installing fine art, objects d'art, or any other similar decorative items; and
                     ------- -----
(xi) any costs paid or incurred prior to June 15, 2001.

     Project Fund shall mean the Project Fund established by Section 5.01 of
     ------------
this Indenture.

     Projected Restoration Period shall mean that period of time, as determined
     ----------------------------
by an Independent Engineer in accordance with Section 5.1 of the Lease Agreement upon the occurrence of a Significant Loss Event with respect to the Facility, as may be required to repair, restore, replace or rebuild the Facility to substantially its condition and level of operation immediately prior to the Significant Loss Event except to the extent prohibited by a partial taking or eminent domain.

     Purchase Date shall mean each date on which the Bonds of a Series shall be
     -------------
tendered or deemed tendered for purchase pursuant to Sections 2.05 and 2.06 hereof.

     Purchase Price shall mean an amount equal to 100% of the principal amount
     --------------
of any Bond tendered or deemed tendered pursuant to this Indenture, plus 100% of accrued and unpaid interest thereon to but not including the Purchase Date.

     Qualified Investments shall mean, to the extent permitted by applicable
     ---------------------
law, the following:

          (i)   Government Obligations;

          (ii) Commercial paper, rated at least P-1 by Moody's or at least A-1 by S&P, issued by a corporation or banking institution organized under the laws of the United States of America or any state thereof.

          (iii) Direct and general long-term obligations of any state of the United States of America to which the full faith and credit of the state is pledged and which are rated in either of the two highest rating categories by Moody's and S&P.

          (iv) Direct and general short-term obligations of any state of the United States to which the full faith and credit of the state is pledged and which are rated in the highest rating category by Moody's and S&P.

          (v) Interest bearing demand or time deposits with or certificates of deposit issued by a national banking association or a state bank or trust company which is a member of the Federal Deposit Insurance Corporation ("FDIC") which are (a) continuously and fully insured by the FDIC, or (b) with a bank which has outstanding debt, or which is a subsidiary of a holding company which has outstanding debt rated in either of the two highest rating categories by Moody's and S&P, or (c) continuously and fully secured by obligations of the type described in (i) and (ii) above which have a market value at all times at least equal to the principal amount of the deposit and which are held by the Trustee or its agent or, in the case of uncertificated securities, are registered in the name of the Trustee as pledgee.

          (vi) Money market mutual funds with assets in excess of $2,000,000,000 investing in obligations of the type specified in (i) above.

          (vii) An investment agreement or other investment arrangement with any bank, trust company, national banking association or bank holding company in the United States, or with any surety or insurance company, provided, that, (i) such investment agreement or other investment arrangement shall permit the full principal amount of the moneys so placed together with the investment income agreed to be paid to be available for use as and when required under this Indenture, and (ii) the Person with whom such investment agreement or other investment arrangement is made must be a Person whose unsecured or uncollateralized short-term debt obligations are assigned a rating by S&P of SP1+ or better, and whose domestic assets shall be in excess of $10,000,000,000.

          (viii) Any other investment permitted by law and approved in writing by the Bank, so long as the Letter of Credit is then in effect.

     Rating Agency shall mean Standard & Poor's Ratings Group if Standard &
     -------------
Poor's Ratings Group shall be then rating the Bonds and such other nationally recognized securities rating agency as shall be then rating the Bonds.

     Rating Category shall mean one of the generic rating categories of the
     ---------------
Rating Agencies without regard to any refinement or gradation of such rating by a numerical modifier or otherwise.

     Rebate Fund shall mean the Rebate Fund established by Section 5.01 of the
     -----------
Indenture.

     Record Date shall mean (a) with respect to Bonds bearing interest at a
     -----------
Monthly Interest Rate, the fifth calendar day (or the immediately preceding Business Day if such fifth day is not a Business Day) prior to the first Thursday of each calendar month, and (b) with respect to Bonds bearing interest at a Term Interest Rate, the fifteenth day preceding the Interest Payment Date applicable thereto; provided, however, that during the term of the Initial Letter of Credit the Record Date with respect to Bonds bearing interest at a Term Interest Rate for a Term Interest Rate Period not exceeding 360 days shall be the seventh day immediately preceding the Interest Payment Date applicable thereto.

     Redemption Account shall mean the special trust account of the Bond Fund so
     ------------------
designated, established pursuant to Section 5.01 of this Indenture.

     Redemption Price shall mean, with respect to any Bond or a portion thereof,
     ----------------
the principal amount thereof to be redeemed in whole or in part, plus the applicable premium, if any, payable upon redemption thereof pursuant to such Bond or this Indenture.

     Reimbursement Account shall mean the special trust account of the Lease
     ---------------------
Payments Fund so designated, established pursuant to Section 5.01 of this Indenture.

     Reimbursement Agreement shall mean (i) as to the Initial Letter of Credit,
     -----------------------
the Reimbursement Agreement entered into by and between the Bank and the Lessee, dated as of January 1, 2002, as the same may be amended from time to time, and
(ii) any other agreement entered into by and between the Lessee and a Bank providing a Substitute Letter of Credit for the purpose of securing the Bonds, all as amended or supplemented from time to time.

     Related Security Documents shall mean all Security Documents other than
     --------------------------
this Indenture.

     Remarketing Agent shall mean the Remarketing Agent appointed pursuant to
     -----------------
Section 14.01 of this Indenture.

     Remarketing Agreement shall mean the Remarketing Agreement of even date
     ---------------------
herewith among the Agency, the Lessee (and its related obligors) and the Remarketing Agent, and any amendments and supplements thereto, and any agreement with a successor Remarketing Agent appointed pursuant to Section 14.01 hereof.

     Renewal Fund shall mean the Renewal Fund established by Section 5.01 of
     ------------
this Indenture.

     S&P shall mean Standard & Poor's Ratings Group, a corporation organized and
     ---
existing under the laws of the State of New York, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Agency, by notice to the Notice Parties.

     Securities Depository shall mean, with respect to a Book-Entry-Bond, the
     ---------------------
person, firm, association or corporation specified to serve as the securities depository for such Book-Entry-Bond, or its nominee, and its successor or successors and any other person, firm, association or corporation which may at any time be substituted in its place pursuant to this Indenture.

     Security Documents shall mean the Lease Agreement, this Indenture, the
     ------------------
Letter of Credit, the Reimbursement Agreement, the Pledge Agreement, the Guaranty Agreement, any Uniform Commercial Code financing statements, and any and all other documents or instruments delivered to the Trustee as security for the Bonds.

     Series shall mean all of the Bonds designated as being of the same Series
     ------
authenticated and delivered on the date of original issuance thereof in a simultaneous transaction, and any Bonds thereafter authenticated and delivered in lieu thereof or in substitution therefor pursuant to this Indenture.

     Series 2002 Bonds shall mean the Agency's $2,200,000 Variable Rate Demand
     -----------------
Industrial Development Revenue Bonds, Series 2002 (Technology Flavors & Fragrances, Inc. Project) (Federally Taxable) authorized, issued, executed, authenticated and delivered under this Indenture.

     Sinking Fund Installment shall mean the amount required by this Indenture
     ------------------------
as payable on a single future date for the retirement of any Outstanding Bonds which are expressed to mature after such future date, but does not include any amounts payable by reason only of the maturity of a Bond.

     Sinking Fund Installment Account shall mean the special trust account of
     --------------------------------
the Bond Fund so designated, which is established pursuant to Section 5.01 of this Indenture.

     State shall mean the State of New York.
     -----

     Substitute Letter of Credit shall mean any substitute or replacement Letter
     ---------------------------
of Credit delivered in accordance with Section 3.8 of the Lease Agreement and
Section 2.12 of this Indenture, and any extensions or renewals thereof, as amended and supplemented.

     Supplemental Indenture shall mean any indenture supplemental to or
     ----------------------
amendatory of this Indenture, executed and delivered by the Agency and the Trustee in accordance with Article XI of this Indenture.

     Tender Agent shall mean the tender agent appointed pursuant to Section
     ------------
13.01 of this Indenture.

     Term Interest Rate shall mean the interest rate on Bonds of a Series
     -------------
established in accordance with Section 2.03(a)(ii) hereof.

     Term Interest Rate Period shall mean each Interest Rate Period during which
     -------------
a Term Interest Rate is in effect.

     Term Rate Index shall mean, with respect to the Series 2002 Bonds, an
     ---------------
assumed yield computed by the Remarketing Agent for representative revenue securities with credit quality comparable to that of the Series 2002 Bonds and having the same number of 30-day periods to maturity as the number of such periods in the applicable Term Interest Rate Period (determined in linear interpolation based on the yield for such securities having the next shorter number of 30-day periods to maturity than the number of 30-day periods in the applicable Term Interest Rate Period and the yield for such securities having the next longer number of 30-day periods to maturity than the number of 30-day periods in the applicable Term Interest Rate Period), as most recently published in The Bond Buyer, or such other publication as the Remarketing Agent may select
   --------------
upon notice to the Notice Parties, before the date of determination thereof by the Remarketing Agent, or if such yields shall no longer be published, as determined by the Remarketing Agent on the date of determination of the Term Rate Index.

     Thirty-Day LIBOR shall mean the rate of interest per annum equal to the
     ----------------
rate per annum at which United States dollar deposits having a maturity of thirty days are offered to prime banks in the London interbank market which appear on the Telerate Service LIBOR Page 3750 as of approximately 11:00 a.m. London time, on the second Business Day immediately preceding the first day of the Monthly Interest Rate Period. If at least two such quotations appear, Thirty-Day LIBOR will be determined at approximately 11:00 a.m., London time, on such calculation date on the basis of the rate at which deposits in United States dollars having a maturity of thirty days are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Remarketing Agent and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Remarketing Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two quotations are not provided, Thirty-Day LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of the rates quoted at approximately 11:00 a.m., New York City time on the second Business Day immediately preceding the first day of the Monthly Interest Rate Period by three major banks in New York, New York selected by the Remarketing Agent for loans in United States dollars to leading European banks having a maturity of thirty days and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time.

     Town shall mean the Town of Babylon.
     ----

     Treasury Rate shall mean the interest rate applicable to 13-week United
     -------------
States Treasury bills determined by the Remarketing Agent on the basis of the average per annum discount rate which such 13-week Treasury bills shall have been sold at the most recent Treasury auction.

     Trustee shall mean The Bank of New York, New York, New York, in its
     -------
capacity as Trustee under this Indenture, and its successors in such capacity and their assigns hereafter appointed in the manner provided in this Indenture.

     Trust Estate shall mean all property, interests, revenues, funds,
     ------------
contracts, rights and other security granted to the Trustee under the Security Documents.

                                   APPENDIX D
                                   ----------

                       FORM OF NOTICE OF MANDATORY TENDER
                       ----------------------------------

                                To the owners of
                  Town of Babylon Industrial Development Agency
     Variable Rate Demand Industrial Development Revenue Bonds, Series 2002
       (Technology Flavors & Fragrances, Inc. Project) (Federally Taxable)

     NOTICE IS HEREBY GIVEN pursuant to Section 2.06 of this Indenture of Trust, dated as of January 1, 2002 (the "Indenture"), between the Town of Babylon Industrial Development Agency (the "Agency") and The Bank of New York, as Trustee (the "Trustee"), that the above-referenced Bonds are subject to mandatory tender for purchase on _______.

                [INSERT CAUSE FOR MANDATORY TENDER FOR PURCHASE]

     Technology Flavors & Fragrances, Inc. (the "Lessee") [(the "Remarketing Agent")] has elected pursuant to Section 2.03(b) of this Indenture to adjust on the effective date of [INSERT DATE] (the "Conversion Date") the method of determining the interest rate on the captioned Bonds from a [TYPE OF RATE] Rate (as defined in this Indenture).

     The new Interest Rate Determination Method shall be determined by the Remarketing Agent as follows: [INSERT DESCRIPTION]

     The Remarketing Agent will provide the initial interest rate [and Term Interest Rate Period] to the Bondholders upon request by telephone or in writing to the Remarketing Agent as follows:

           [INSERT ADDRESS AND TELEPHONE NUMBER OF REMARKETING AGENT]

     While Bonds bear interest at the [TYPE OF RATE] Rate, the Interest Payment Dates for the Bonds will be on [INTEREST PAYMENT DATE] and the Record Date will be on each [RECORD DATE]. Principal, interest and purchase price of the Bonds will be paid in [TYPE OF FUNDS] as follows: [INSERT METHOD OF PAYMENT].

     [The Letter of Credit currently in effect is [DESCRIPTION OF LETTER OF CREDIT] and is scheduled to expire or terminate on ________, _________.]

     The Bondholders do [not] have a right to put their Bonds after the Conversion Date. [The procedures to follow for Bondholders putting their Bonds after the Conversion Date are [SET FORTH PROCEDURE].]

     After the Conversion Date, the redemption provisions applicable to the Bonds are as follows: [TO BE SUPPLIED].

          [MANDATORY TENDER UPON INTEREST RATE BEING IN EXCESS OF MAXIMUM RATE]

          [MANDATORY TENDER UPON DETERMINATION OF TAXABILITY]

     [The RATING/RATINGS expected to be assigned to the Bonds by [Rating AGENCY] effective on the Conversion Date [is/are] [RATING/RATINGS]. The existing RATING/RATINGS assigned to the Bonds by [RATING AGENCY] is being withdrawn due to the expiration or termination of the Letter of

Credit on [DATE] and [is/are] being withdrawn due to a conversion of the Interest Rate Determination Method .]

     [IF THE CHANGE IS TO A TERM INTEREST RATE PERIOD OR FROM ONE TERM INTEREST RATE PERIOD TO ANOTHER TERM INTEREST RATE PERIOD OF DIFFERENT DURATION, INSERT:

     The new Term Interest Rate Period shall begin on [DATE] and end on [DATE].

     The Term Interest Rate for such Term Interest Rate Period will be determined by the Remarketing Agent on a Business Day not more than 15 days prior to and not later than the effective date thereof.

     The Term Interest Rate may be obtained from the Remarketing Agent upon request in the same manner as set forth in the third paragraph of this notice.

     During the Term Interest Rate Period Bonds may be issued in denominations of $5,000 or any integral multiple of $5,000.

     [During the Term Interest Rate Period, the Bonds shall [not] be secured by [DESCRIPTION OF FIXED RATE CREDIT FACILITY] [any Fixed Rate Credit Facility].]

     [INSERT IF MANDATORY REPURCHASE IS A RESULT OF EXPIRATION OR TERMINATION OF THE LETTER OF CREDIT:]

     [The Letter of Credit currently in effect is [DESCRIPTION OF LETTER OF CREDIT]. Such Letter of Credit will [expire/be terminated] [and replaced with [DESCRIPTION OF NEW LETTER OF CREDIT]] ON [EFFECTIVE DATE]. [DESCRIBE TERMS OF ANY NEW LETTER OF CREDIT.] The existing rating or ratings assigned to the Bonds will/will not be [reduced to [RATING/RATINGS] or withdrawn] due to the termination and replacement.]

     [INSERT IF MANDATORY REPURCHASE IS A RESULT OF DEFAULT UNDER THE REIMBURSEMENT AGREEMENT]

     [INSERT NAME OF BANK] has delivered notice of the occurrence of an "event of default" under the Reimbursement Agreement.

     [INSERT FOLLOWING TWO PARAGRAPHS IN ALL NOTICES OF MANDATORY REPURCHASE] The Bonds are subject to mandatory repurchase on the [Conversion Date/Mandatory Repurchase Date (of Expiration or Termination)]. The owners shall tender their Bonds to The Bank of New York, as Trustee, properly endorsed to the Trustee. All purchases will be made in [immediately available funds/next-day funds on] the [Conversion Date/Mandatory Tender Date] and will be at a purchase price of 100% of the principal amount of Bonds being purchased [plus any applicable premium] plus interest accrued to, but excluding, the [Conversion Date/Mandatory Repurchase Date], except that interest accrued at a DATES Rate will be paid on the fifth Business Day following the [Conversion Date/Mandatory Tender Date].

     All terms used herein which are not defined herein shall have the meanings assigned to them in this Indenture.

Dated: ____________________                     THE BANK OF NEW YORK,
                                                Trustee


                                                By:__________________________

                                   APPENDIX E
                                   ----------

                        DESCRIPTION OF FACILITY EQUIPMENT

         Facility Equipment shall mean all fixtures, machinery, equipment, chattels and articles of personal property and all appurtenances and additions thereto and substitutions and replacements thereof, now or hereafter attached to or contained in or located on the Facility Realty and/or the buildings and improvements located thereon or placed on any part thereof, though not attached thereto, which are used or usable in connection with the present or future operation thereof or the activities at any time conducted therein and all other property used in connection with the production of income from the Facility Realty and/or the buildings and improvements located thereon or adapted for use therein, including, without limitation, any machinery, equipment and other tangible personal property acquired and installed as part of the Project pursuant to Section 2.1 of the Lease Agreement, together with all repairs, replacements, improvements, substitutions and renewals thereof or therefor and all parts, additions and accessories incorporated therein or affixed thereto, but excluding (i) the equipment described in the following paragraph, (ii) Lessee's Property within the meaning of Section 4.1(c) of the Lease Agreement or
(iii) Existing Facility Property released pursuant to Section 4.2 of the Lease Agreement, which is made a part of this Agreement.

         Facility Equipment shall expressly exclude any and all equipment and machinery owned by the Lessee or any other party which may be located upon the Project but which is not necessary for the operation of the improvements made to the Facility Realty. For example, equipment and machinery located upon the Project whether or not used in connection with the operation of the Lessee's business at the Project, is excluded from the definition of Facility Equipment so long as it is not necessary for the operation of such improvements.

                                   APPENDIX F
                                   ----------

                  TOWN OF BABYLON INDUSTRIAL DEVELOPMENT AGENCY
           VARIABLE RATE DEMAND INDUSTRIAL DEVELOPMENT REVENUE BONDS, SERIES 2002 (TECHNOLOGY FLAVORS & FRAGRANCES, INC. PROJECT)
                               (FEDERALLY TAXABLE)

THIS BOND SHALL NEVER CONSTITUTE A DEBT OR INDEBTEDNESS OF THE STATE OF NEW YORK NOR OF THE TOWN OF BABYLON, AND NEITHER THE STATE OF NEW YORK NOR THE TOWN OF BABYLON SHALL BE LIABLE HEREON, NOR SHALL THIS BOND BE PAYABLE OUT OF ANY FUNDS OF THE TOWN OF BABYLON INDUSTRIAL DEVELOPMENT AGENCY OTHER THAN THOSE PLEDGED THEREFOR.

AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, UNTIL THE TERMINATION OF THE SYSTEM OF BOOK-ENTRY-ONLY TRANSFERS THROUGH THE DEPOSITORY TRUST COMPANY, NEW YORK, NEW YORK (TOGETHER WITH ANY SUCCESSOR SECURITIES DEPOSITORY APPOINTED PURSUANT TO THE INDENTURE, "DTC"), AND NOTWITHSTANDING ANY OTHER PROVISION OF THE INDENTURE TO THE CONTRARY, (A) THIS BOND MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR A NOMINEE OF DTC, OR BY DTC OR A NOMINEE OF DTC TO ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY NOMINEE THEREOF AND (B) A PORTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE PAID OR REDEEMED WITHOUT SURRENDER HEREOF TO THE PAYING AGENT. DTC OR A NOMINEE, TRANSFEREE OR ASSIGNEE OF DTC OF THIS BOND MAY NOT RELY UPON THE PRINCIPAL AMOUNT INDICATED HEREON AS THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID. THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID SHALL FOR ALL PURPOSES BE THE AMOUNT DETERMINED IN THE MANNER PROVIDED IN THE INDENTURE.

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED OFFICER OF DTC (A) TO THE BOND REGISTRAR FOR REGISTRATION OF TRANSFER OR EXCHANGE OR (B) TO THE PAYING AGENT FOR PAYMENT OF PRINCIPAL OR REDEMPTION PRICE, AND ANY BOND ISSUED IN REPLACEMENT HEREOF OR SUBSTITUTION HEREFOR IS REGISTERED IN THE NAME OF DTC OR ITS NOMINEE OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO DTC OR ITS NOMINEE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE ONLY THE REGISTERED OWNER HEREOF, CEDE & CO., AS NOMINEE OF DTC, HAS AN INTEREST HEREIN.

No. R-1                                                               $2,200,000

             [The following chart is to be completed when this Bond
                    bears interest at a Term Interest Rate]

            First Day             Last Day                          Interest
             of Term               of Term             Current       Payment
     Interest Rate Period   Interest Rate Period    Interest Rate    Date(s)
     --------------------   --------------------    -------------   --------


MATURITY DATE:

BOND DATE:             January __, 2002

CUSIP:

INTEREST RATE DETERMINATION METHOD: Initially from the date hereof to January 31, 2002 ___%, thereafter, at the Monthly Interest Rate

REGISTERED HOLDER:           Cede & Co.

PRINCIPAL AMOUNT: _______________DOLLARS

         Town of Babylon Industrial Development Agency, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York, duly organized and existing under the laws of the State of New York (herein called the "Agency"), for value received, hereby promises to pay as hereinafter provided, solely from the lease rentals, revenues and receipts derived from or in connection with the Facility hereinafter referred to as provided in the Indenture of Trust hereinafter referred to, to the Registered Holder identified above or registered assigns upon presentation and surrender hereof, on the Maturity Date set forth above, the Principal Amount set forth above, and in like manner to pay interest on the unpaid principal balance thereof from the date hereof on each Interest Payment Date (defined herein) to the Holder of record on the Record Date (defined herein) relating thereto until the Agency's obligation with respect to the payment of such Principal Amount shall be discharged at the rates as described herein. However, so long as this bond is restricted to being registered in the registration books of the Agency in the name of a Securities Depository (as defined in the Indenture hereinafter referred to) for this bond, the provisions of the Indenture governing Book-Entry-Bonds (as defined in the Indenture) shall govern the manner of payment of the principal, redemption premium, if any, and interest on this bond. In no event shall the interest rate payable hereon exceed the maximum interest rate permitted by, or enforceable under, applicable law.

         This bond is one of an authorized issue of bonds designated as "Town of Babylon Industrial Development Agency Variable Rate Demand Industrial Development Revenue Bonds, Series 2002 (Technology Flavors & Fragrances, Inc. Project) (Federally Taxable)" (the "Series 2002 Bonds") issued in the aggregate principal amount of $2,200,000. The Series 2002 Bonds are being issued under and pursuant to and in full compliance with the Constitution and laws of the State of New York, particularly the New York State Industrial Development Agency Act (constituting Title 1 of Article 18-A of the General Municipal Law, Chapter 24 of the Consolidated Laws of New York), as amended, and Chapter 177 of the 1973 Laws of New York, as amended (collectively, the "Act"), and under and pursuant to a resolution adopted by the members of the Agency on December 20, 2001, authorizing the issuance of the Series 2002 Bonds and under and pursuant to an Indenture of Trust, dated as of January 1, 2002 (the "Indenture"), made and entered into by and between the Agency and The Bank of New York, as trustee (said bank and any successor thereto under the Indenture being referred to herein as the "Trustee"), for the purpose of financing a portion of the cost of a manufacturing facility (the "Facility") within Town of Babylon, and leasing the Facility to the Lessee identified in the Lease Agreement referred to in the Indenture. The Lease Agreement requires the payment of rentals sufficient to provide for the payment of the principal or Redemption Price, if any, Purchase Price for, interest on and all other amounts due on the Series 2002 Bonds as the same become due. Copies of the Indenture, the Lease Agreement, the Letter of Credit hereinafter referred to, the Reimbursement Agreement hereinafter referred to and the other Security Documents referred to in the Indenture are on file at the principal corporate trust office of the Trustee in New York, New York and reference is made to such documents for the provisions relating, among other things, to the terms and security of the Series 2002 Bonds, the charging and collection of rentals for the Facility, the custody and application of the proceeds of the Series 2002 Bonds, the rights and remedies of the holders of the Series 2002 Bonds, and the rights, duties and obligations of the Agency, the Lessee, the Bank (and its Issuing Agent, if any) as hereinafter referred to and the Trustee.

         The Series 2002 Bonds are special obligations of the Agency and shall never constitute a debt of the State of New York nor of the Town of

Babylon, and neither the State of New York nor the Town of Babylon shall be liable thereon, nor shall the Series 2002 Bonds be payable out of any funds of the Agency other than those pledged therefor. Reference is hereby made to the Indenture for the definition of any capitalized word or term used but not defined herein and for a description of the property pledged, assigned and otherwise available for the payment of the Series 2002 Bonds, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Agency, the Lessee, the Bank (and its Issuing Agent, if any), the Trustee and the holders of the Series 2002 Bonds, and the terms upon which the Series 2002 Bonds are issued and secured.

         Pledge and Security. Pursuant to the Indenture, the Agency has assigned
         -------------------
to the Trustee substantially all of its right, title and interest in and to the Lease Agreement, including all rights to receive lease rental payments sufficient to pay the principal or Redemption Price, if any, of, Purchase Price for, interest and all other amounts due on the Series 2002 Bonds as the same become due, to be made by the Lessee pursuant to the Lease Agreement. In addition, the Lessee has caused to be delivered to the Trustee an irrevocable, transferable, direct pay letter of credit (together with any amendment or supplement thereto, the "Letter of Credit") issued by Wells Fargo Bank, National Association, acting as issuing agent (the "Issuing Agent") on behalf of Wells Fargo Credit, Inc. (the "Bank"), and dated the date of original issuance of the Series 2002 Bonds, which will expire, unless earlier terminated or extended, on January 14, 2007. Under the Letter of Credit, the Trustee will be entitled to draw with respect to the Series 2002 Bonds an amount sufficient to pay (i) the principal of such Series 2002 Bonds when due, whether at stated maturity, upon redemption or acceleration of maturity or otherwise; (ii) the purchase price of the Series 2002 Bonds tendered by the Holders thereof and not remarketed; and up to 50 days' interest on the Series 2002 Bonds, including the interest component of the purchase price of the Series 2002 Bonds, calculated until the termination of the Letter of Credit at a rate of 10% per annum on the basis of a 365 or 366-day year for the actual number of days elapsed, all as more completely described in the Official Statement. The Series 2002 Bonds are subject to mandatory tender at par if the Letter of Credit expires or terminates and a Substitute Letter of Credit is not in effect, or upon Conversion. In connection with the Letter of Credit, the Lessee and the Bank have entered into a Reimbursement Agreement, dated as of January 1, 2002 (as the same may be amended or supplemented, the "Reimbursement Agreement"), pursuant to which the Lessee is obligated to reimburse the Bank for all amounts drawn under the Letter of Credit and other amounts specified therein. The Indenture requires the Trustee to declare the principal of and accrued interest on the Series 2002 Bonds to be immediately due and payable or to notify the holders of the Series 2002 Bonds that such Bonds are subject to purchase at the direction of the Bank, and immediately to draw on or otherwise realize upon the Letter of Credit or any Substitute Letter of Credit, upon receipt of notice by the Bank in writing that an event of default as defined in the Reimbursement Agreement has occurred. Subject to certain conditions, the Letter of Credit may be replaced by a replacement letter of credit; and upon adjustment of Bonds to a Term Interest Rate Period ending December 1, 2021, the then-existing Letter of Credit will be replaced by a Fixed Rate Credit Facility unless the Agency waives such requirement and the Remarketing Agent determines that maintenance of a Fixed Rate Credit Facility is not necessary for the remarketing of such Bonds upon adjustment to such Term Interest Rate Period. The payment of the principal of, and redemption premium, if any, and interest on, the Series 2002 Bonds, and any related amounts owing to the Bank (and its Issuing Agent, if any) has been guaranteed by Technology Flavors & Fragrances, Inc. pursuant to a Guaranty Agreement, dated as of January 1, 2002, from the Lessee to the Trustee, the Bank and the Issuing Agent.

         As provided in the Indenture, upon obtaining the consent of the Bank for so long as the Letter of Credit shall be in effect, and thereafter upon such terms as shall be set forth in a Supplemental Indenture, Additional Bonds (as defined in the Indenture) may be issued from time to time in one or more series for the purpose of financing the cost of completing the Project, providing funds in excess of the Net Proceeds of insurance or eminent domain to repair, relocate, replace, rebuild or restore the Facility in the event of damage, destruction or taking by eminent domain, providing extensions, additions or improvements to the Facility, refunding Outstanding Bonds. All bonds issued and to be issued under the Indenture are and will be equally secured by the pledge and covenants made therein, except as may otherwise be expressly provided in the Indenture.

         Interest Rate. From the date of the initial delivery through January
         -------------
31, 2002, the Series 2002 Bonds will bear interest at a rate of ____% per annum. Thereafter the interest rate on the Series 2002 Bonds will be the Monthly Interest Rate, which will be adjusted monthly by the Remarketing Agent, initially Roosevelt & Cross Incorporated, the least of (a) a Monthly Interest Rate as determined in accordance with the Indenture, (b) the maximum interest rate permitted by or enforceable under applicable law, and (c) the maximum interest rate specified by the Letter of Credit then in effect subject to adjustment as provided in the Indenture, as such Interest Rate may be adjusted from time to time in accordance herewith and with the Indenture. While there exists an Event of Default under the Indenture, the interest rate on the Series 2002 Bonds will be the rate on the Series 2002 Bonds on the day before the Event of Default occurred. The Lessee and the Remarketing Agent may change the interest rate determination method from time to time in accordance with the Indenture. The establishment of the interest rate and the calculation of interest payable on the Series 2002 Bonds as provided in the Indenture will be conclusive and binding on all Bondholders.

         During the term of the initial Letter of Credit, interest payable at a rate other than a Term Interest Rate for an Interest Rate Period in excess of one year, will be computed on the basis of the actual number of days elapsed over a year of 365 days (366 in leap years), and interest payable at a Term Interest Rate for an Interest Rate Period due December 1, 2021 or in excess of one year will be computed on the basis of a 360-day year of twelve 30-day months. Thereafter, when interest is payable at any rate other than a Term Interest Rate, it will be computed on the basis of the actual number of days elapsed over a year of 365 days (366 in leap years), or when payable at a Term Interest Rate, on the basis of a 360-day year of twelve 30-day months. Interest on overdue principal and, to the extent lawful, on overdue premium and interest, will be payable at the rate on the Series 2002 Bonds on the day before the default occurred.

         Interest Payment and Record Dates. Bonds authenticated prior to the
         ---------------------------------
first Interest Payment Date shall bear interest from the date of the first authentication and delivery of Bonds. Bonds issued in exchange for or upon the registration of transfer of Bonds on or after the first Interest Payment Date thereon shall bear interest from and including the Interest Payment Date next preceding the date of the authentication thereof, unless the date of such authentication shall be an Interest Payment Date to which interest on the Series 2002 Bonds has been paid in full or duly provided for, in which case they shall bear interest from and including such Interest Payment Date; provided that if, as shown by the records of the Trustee, interest on the Series 2002 Bonds shall be in default, Bonds issued in exchange for or upon the registration of transfer of Bonds shall bear interest from the date to which interest has been paid in full on the Series 2002 Bonds, or if no interest has been paid on the Series 2002 Bonds, the date of the first delivery of fully executed and authenticated Bonds.

         Interest at the rate determined for any particular Interest Rate Period shall accrue from and including the commencement date of such Interest Rate Period through and including the last day thereof, subject to adjustment to a different Interest Rate Period pursuant to the Indenture, and shall be payable on each Interest Payment Date to the Holder of record on the Record Date relating thereto.

         Interest Payment Date shall mean (a) during the term of the Initial
         ---------------------
Letter of Credit, (i) with respect to Bonds bearing interest at a Monthly Interest Rate, the first Thursday of the calendar month, provided such day is a Business Day, and if not, on the next succeeding Business Day, commencing on February 7, 2002, (ii) with respect to Bonds bearing interest at a Term Interest Rate for a Term Interest Rate Period not exceeding 360 days, the first Business Day of the calendar month after each month in which interest accrued or the first day after the last day of such Term Interest Rate Period, if earlier, and
(iii) with respect to Bonds bearing interest at a Term Interest Rate for a Term Interest Rate Period exceeding 360 days, semiannually, on the first calendar day six months following conversion to semi-annual payment, or the first day after the last day of such Term Interest Rate Period, if earlier; and (b) after the Expiration or Termination of the Initial Letter of Credit, (i) with respect to Bonds bearing interest at a Monthly Interest Rate, the first Thursday of the calendar month after the first Wednesday of such month to which interest accrued, (ii) with respect to Bonds bearing interest at a Term Interest Rate for a

Term Interest Rate Period equal to 180 days, the first day after the last day of such Term Interest Rate Period and (iii) with respect to bonds bearing interest at a Term Interest Rate for a Term Interest Rate Period in excess of 180 days, semiannually, on the first calendar day six months following conversion to a Fixed Rate, or the first day after the last day of such Term Interest Rate Period, if earlier.

         Record Date shall mean (a) with respect to Bonds bearing interest at a
         -----------
Monthly Interest Rate, the fifth calendar day (or the immediately preceding Business Day if such fifth day is not a Business Day) prior to the first Wednesday of each calendar month, and (b) with respect to Bonds bearing interest at a Term Interest Rate, the fifteenth day preceding the Interest Payment Date applicable thereto; provided, however, that during the term of the Initial Letter of Credit the Record Date with respect to Bonds bearing interest at a Term Interest Rate for a Term Interest Rate Period not exceeding 360 days shall be the seventh day immediately preceding the Interest Payment Date applicable thereto.

         General Interest Rate Limitation. Anything herein or in the Indenture
         --------------------------------
to the contrary notwithstanding, the obligations of the Agency hereunder and under said Indenture shall be subject to the limitation that payments of interest or other amounts hereon shall not be required to the extent that receipt of any such payment by a holder of this bond would be contrary to the provisions of law applicable to such holder of this bond which would limit the maximum rate of interest which may be charged or collected by such holder of this bond.

         Method of Payment. Holders must surrender Bonds to the Trustee to
         -----------------
collect principal or redemption premium, if any, and must surrender Bonds to the Tender Agent in the event of an optional tender for purchase or a mandatory tender for purchase to collect the Purchase Price, all as provided below. Interest will be paid to the registered holder hereof as of the Record Date by check mailed to such holder's registered address, except that a holder of $1,000,000 or more in principal amount of Bonds may be paid interest by wire transfer to an account in the United States of America if the holder makes a written request of the Trustee not later than the Record Date specifying the account address and number. The principal, or redemption price, if any, of and interest on the Series 2002 Bonds will be paid in money of the United States of America that at the time of payment is legal tender for payment of public and private debts or by checks or wire transfers payable in such money. If any payment on the Series 2002 Bonds is due on a day other than a Business Day payment will be made on the next Business Day, and no interest will accrue as a result.

         Optional Tender for Purchase.
         ----------------------------

         (a)      Notice Requirements and Purchase Dates
                  --------------------------------------

         (i)      During a Monthly Interest Rate Period. When interest on the
                  -------------------------------------
Series 2002 Bonds is payable at a Monthly Interest Rate, a Holder of any such Bonds may irrevocably tender such Bond for purchase by giving telephonic notice to the Remarketing Agent, confirmed in writing to the Remarketing Agent and the Tender Agent (addressed below) by 4:00 p.m., New York City time, on a Business Day that is not later than the seventh Business Day prior to an Interest Payment Date stating the principal amount of the Bond, the Bond number and the date (which must be Interest Payment Date) on which the Bond is to be purchased.

         (ii)     At End of Term Interest Rate Period. When interest on the
                  -----------------------------------
Series 2002 Bonds is payable at a Term Interest Rate, a Holder of any such Bond may irrevocably tender such Bond on the Business Day after the last day of the Term Interest Rate Period (unless such Term Interest Rate Period terminates on December 1, 2021) by giving telephonic notice to the Remarketing Agent, confirmed in writing to the Remarketing Agent and the Tender Agent (addressed below) by 4:00 p.m., New York City time, on a Business Day at least seven days prior to the first day of the next succeeding Interest Rate Period, stating the principal amount of the Bond and the Bond number to be purchased.

         (b)      Payment of  Purchase  Price.  The  Purchase  Price for a Bond
                  ---------------------------
tendered to the Tender Agent for purchase will be paid in immediately available funds by the close of business on the Purchase Date.

         (c)      Notice  Addresses.  Addresses to which notices in respect of
                  -----------------
tendered Bonds shall be given shall be as follows:

Notices to Remarketing Agent:       Roosevelt & Cross, Incorporated
                                    20 Exchange Place
                                    New York, New York 10005
                                    Attention: Public Finance Department
                                    Telephone:  (212) 504-9200
                                    Telecopy:  (212) 480-9385

Notices to Tender Agent:            The Bank of New York
                                    114 West 47th Street
                                    New York, New York 10036
                                    Attention: Corporate Trust Department
                                    Telephone:  (212) 852-1629
                                    Telecopy:   (212) 852-1625

These addresses may be changed by notice mailed by first-class mail to the Bondholders at their registered addresses.

         (d)      Additional Requirements. (i) All Bonds tendered for purchase
                  -----------------------
must be accompanied by an instrument of transfer satisfactory to the Tender Agent, executed in blank by the registered owner with the signature guaranteed by a bank, trust company or member firm of the New York, Midwest or Pacific Stock Exchange.

         (ii) For so long as the Series 2002 Bonds are Book-Entry-Bonds, all or any portion of such Bonds tendered pursuant to the Indenture shall be purchased by the Tender Agent on demand of the Owner thereof on an Optional Tender Date specified by such Owner at the Purchase Price thereof upon:

                        (1) delivery to the Tender Agent at the address set forth above an Optional Tender Notice; and

                        (2) delivery by book-entry credit to the account of the Tender Agent on the records of the Securities Depository at or prior to 10:00 a.m., New York City time, on the Optional Tender Date specified in the Optional Tender Notice, of the beneficial ownership interest in the Series 2002 Bonds to be purchased as described in the aforesaid notice.

The right of the Owner to demand purchase of any Bonds or portions thereof may be exercised by any direct participant in the Securities Depository for the Series 2002 Bonds acting on behalf of either any owner of a beneficial ownership interest in such Bonds or any indirect participant in such Securities Depository acting on behalf of any owner of a beneficial ownership interest in such Bonds. The Tender Agent may conclusively rely on a written certification or representation by a person, firm, corporation or other entity that it is acting as a direct participant in the Securities Depository for the Series 2002 Bonds for purposes of the Indenture. The Owner shall be deemed, by delivery by the Owner or by such direct participant of an Optional Tender Notice, to have irrevocably agreed to tender the Bond or applicable portion thereof specified therein to the Tender Agent for purchase on the Optional Tender Date fixed for purchase at a price equal to the Purchase Price.

         (iii) Any Bond, other than a Book-Entry-Bond, shall be purchased by the Tender Agent on demand of the Owner thereof on an Optional Tender Date specified by the Owner of such Bond at the Purchase Price thereof upon:

                        (1)  delivery to the Tender Agent of an Optional
                             Tender Notice in the manner and at the address set forth in paragraphs (a) and (c) above, respectively; and

                        (2) delivery to the Tender Agent of the Series 2002 Bonds as required by the Indenture.

The Owner shall be deemed, by delivery of an Optional Tender Notice, to have agreed irrevocably to tender the Bond or applicable portion thereof specified therein to the Tender Agent for purchase on the Optional Tender Date fixed for purchase at a price equal to the Purchase Price.

         (e) Notwithstanding any tender of a Bond for purchase, such Bond shall remain Outstanding under the Indenture until paid.

         (f) The Tender Agent shall, as soon as practicable following receipt of the Optional Tender Notice, give telephonic or telegraphic notice, promptly confirmed in writing, to the Remarketing Agent setting forth the information set forth in such Optional Tender Notice.

         (g)      No Optional Tender for Purchase During Certain Defaults. Bonds
                  -------------------------------------------------------
may not be tendered for purchase during the continuance of an Event of Default pursuant to Sections 8.01(a)(6) or 8.01(a)(7) of the Indenture.

         Mandatory Tender for Purchase. (a) The Trustee shall prepare and send
         -----------------------------
to the Holders of Series 2002 Bonds subject to mandatory tender for purchase and to the Remarketing Agent, the Tender Agent, the Agency and the Lessee a Notice of Mandatory Tender not more than forty-five (45) nor less than thirty (30) days before the date on which such Series 2002 Bonds shall be subject to such mandatory tender for purchase (or prompt notice, in the event of a mandatory tender upon notice from the Bank of the occurrence of an Event of Default under the Reimbursement Agreement.

         (b) All Series 2002 Bonds secured by the Letter of Credit shall be subject to mandatory tender for purchase on the effective date of an Alternate Rate applicable thereto.

         (c) All Series 2002 Bonds secured by the Letter of Credit shall be subject to mandatory tender for purchase upon the date of adjustment to a different Interest Rate Determination Method or to a Term Interest Rate Period. For purposes of this provision, a Term Interest Rate Period shall be deemed not to differ from the immediately preceding Term Interest Rate Period if such Interest Rate Periods shall consist of the same number of days but for extension of the immediately preceding Term Interest Rate Period to a day immediately preceding a Business Day.

         (d) All Series 2002 Bonds secured by the Letter of Credit shall be subject to mandatory tender for purchase on the fifth (5th) Business Day immediately prior to the substitution of a Substitute Letter of Credit unless not less than 50 days prior to such date the Lessee shall deliver or cause delivery of a written confirmation from each Rating Agency to the effect that the substitution of the Substitute Letter of Credit will not, by itself, result in a reduction or withdrawal of its ratings then in effect on the Series 2002 Bonds secured by the Letter of Credit. If such mandatory tender for purchase is required, the Notice of Mandatory Tender shall (i) state the effective date of the substitution, (ii) describe the terms of the Substitute Letter of Credit to be provided, (iii) if applicable, state that one or more of the ratings then assigned to the Series 2002 Bonds secured by the Letter of Credit may be reduced or withdrawn and (iv) if available, state the Rating Category or Categories (including any refinements or graduations thereof) in which the Series 2002 Bonds secured by the Letter of Credit are expected to be rated by the Rating Agency on the effective date of the substitution. Notwithstanding the foregoing, a direct pay letter of credit issued by the issuer of the then existing letter of credit and substantially the same as such existing letter of credit in an amount sufficient to discharge the principal of, and fifty (50) days of accrued interest on, the Series 2002 Bonds at an assumed interest rate of ten percent (10%) per annum shall not be deemed a Substitute Letter of Credit.

         (e) All Series 2002 Bonds secured by the Letter of Credit shall be subject to mandatory tender for purchase on the Business Day specified by the Bank that is not more than five days after receipt by the Trustee of written direction by the Bank, copies of which the Trustee shall give to the Lessee, the Tender Agent and Agency, to cause the mandatory repurchase of such Series 2002 Bonds as a result of the occurrence of an "Event of Default" under the Reimbursement Agreement. If such mandatory tender for purchase is required, the Trustee will prepare and send a notice to all Holders of Series 2002 Bonds, the Agency, the Tender Agent, the Remarketing Agent, the Lessee, the Bank and the Issuing Agent by first class mail, postage prepaid, that such mandatory repurchase will occur on the Business Day specified by the Bank that is not more than five days after the date of receipt by the Trustee of the written direction sent by the Bank, that Holders of the Series 2002 Bonds shall have no right to retain their Bonds after such date so specified and upon such date all Series 2002 Bonds shall be purchased in whole at a Purchase Price equal to the principal amount thereof, without premium, plus accrued interest, if any, to the date of purchase.

         (f) On the Purchase Date, the Trustee will effect the purchase of Bonds subject to mandatory tender as provided in the Indenture and will draw on the Letter of Credit at the time and to the extent provided in the Indenture.

         (g) Except during a Term Tender Rate Period ending December 1, 2021, the Bonds shall be subject to mandatory tender on the fifth (5th) Business Day immediately preceding the Termination or Expiration of a Letter of Credit in an amount equal to 100% of the principal amount thereof, together with interest accrued thereon to the date of such tender, in the event a Substitute Letter of Credit is not obtained and delivered to the Trustee at least fifty (50) days prior to such Expiration or Termination in the manner provided in the Indenture.

         (h) The Bonds are subject to mandatory tender prior to maturity, at the request of the Remarketing Agent, as a whole only, on any date, in the event that due to prevailing market conditions the Remarketing Agent is unable to remarket the Bonds at or below the Maximum Rate, in an amount equal to one hundred percent (100%) of the unpaid principal amount of the Series 2002 Bonds, together with interest accrued thereon to the date of tender.

         (i)      [Reserved].

         (j) With respect to any Series 2002 Bonds (other than Book-Entry-Bonds) to be purchased which have not been presented to the Tender Agent for purchase within 60 days after the Purchase Date, the Trustee, at the expense of the Lessee, shall give a second notice of the purchase to the Holder of any such Series 2002 Bonds which have not been presented for purchase, by first-class mail, postage prepaid, within 30 days of the end of such 60-day period.

         (k) All purchases will be made by the Tender Agent in funds immediately available on the Purchase Date and will be at a Purchase Price of 100% of the principal amount of the Bond being purchased plus interest accrued to, but excluding, the Purchase Date. No mandatory purchase of Series 2002 Bonds shall be deemed to be a payment or redemption of the Series 2002 Bonds or of any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds, unless the Lessee otherwise directs the Trustee.

         (l) If the Series 2002 Bonds shall be subject to mandatory purchase, the Owners of the Series 2002 Bonds shall be required to deliver their Bonds to the Tender Agent as follows: (i) if the Series 2002 Bonds are Book-Entry-Bonds, by delivery by book-entry credit to the account of the Tender Agent on the records of the Securities Depository at or prior to 10:00 a.m., New York City time, on the Mandatory Tender Date specified in the Notice of Mandatory Tender, of the beneficial ownership interest in the Series 2002 Bonds to be purchased as described in the aforesaid notice; and (ii) if the Series 2002 Bonds are not Book-Entry-Bonds, by delivery to the Tender Agent at the address set forth in the Indenture at or prior to 10:00 a.m. New York City time, on the Mandatory Tender Date of the Series 2002 Bonds.

                  Delivery of Tendered Bonds
                  --------------------------

         All Series 2002 Bonds subject to either optional tender for purchase (other than Book-Entry-Bonds) or mandatory tender for purchase shall be delivered to the Tender Agent as follows:

                  (i)  if by hand, to:

                                     The Bank of New York
                                     c/o United States Trust Company of New York
                                     114 West 47th Street, 25th Floor
                                     New York, New York 10036
                                     Attention: Corporate Trust Administration

                  (ii) if by mail, to:

                                     The Bank of New York
                                     c/o United States Trust Company of New York
                                     114 West 47th Street, 25th Floor
                                     New York, New York 10036
                                     Attention: Corporate Trust Administration

         Effect of Failure to Deliver Tendered Bonds. If the Purchase Price with
         -------------------------------------------
respect to each tendered Series 2002 Bond has been delivered to the Tender Agent, Series 2002 Bonds that have not been delivered to the Tender Agent shall be deemed tendered, interest thereon shall cease to accrue on the Purchase Date, as the case may be, and the Tender Agent shall hold the Purchase Price thereof in the Purchase Fund for the benefit of such registered Holder pending such delivery pursuant to the terms of the Indenture.

         If a Bond is subject to tender and if such Bond is not delivered to the Tender Agent for purchase, a new Bond in replacement thereof will be authenticated and delivered to the new registered Holder, and the undelivered Bond will cease to bear interest and will be deemed to be no longer outstanding, and, from that date, the registered Holder thereof will be entitled only to the payment of the Purchase Price, including interest accrued only to such Purchase Date.

         Redemptions. In the manner, at the times and with the effect provided
         -----------
in the Indenture, the Series 2002 Bonds are subject to mandatory and optional redemption prior to maturity. All redemptions will be made in funds immediately available on the redemption date and will be at the Redemption Price as defined in the Indenture plus interest accrued to, but excluding, the redemption date. Bonds called for redemption and purchased pursuant to an optional tender for purchase before the redemption date will not be redeemed but shall be canceled in accordance with the Indenture.

         Notice of Redemption. The Trustee, in the name and on behalf of the
         --------------------
Agency, (i) shall mail a copy of such notice by first class mail, postage prepaid, not more than 40 nor less than 30 days prior to the date fixed for redemption, to the registered owners of any Bonds which are to be redeemed, at their last addresses, if any, appearing upon the registration books, but any defect in such notice shall not affect the validity of the proceedings for the redemption of Bonds with respect to which proper mailing was effected; and (ii) cause notice of such redemption to be sent to at least two (2) of the national information services that disseminate redemption notices; provided, however, that if a mandatory redemption is required pursuant to Section 2.04(e) of the Indenture as a result of the termination of a Letter of Credit, and said termination occurs pursuant to Section 2.2(a)(iii) of the Reimbursement Agreement, then the Trustee must send the Bondholders such notice of redemption immediately following receipt of such notice of termination. Any notice mailed as provided in this paragraph will be conclusively presumed to have been duly given, whether or not the registered owner receives the notice. All Bonds so called for redemption will cease to bear interest on and after the date fixed for redemption if funds for their redemption are held by the Trustee at that time. Under no circumstances shall the Trustee be required to expend any of its own funds to effect any redemption of Bonds.

         Effect of Notice of Redemption. Notice having been given in the manner
         ------------------------------
provided in the Indenture, the Series 2002 Bonds or portions thereof so called for redemption shall become due and payable on the redemption dates so designated at the Redemption Price, plus interest accrued and unpaid to but not including the redemption date. If, on the redemption date, moneys for the redemption of all the Series 2002 Bonds or portions thereof to be redeemed, together with interest to the redemption date, shall be held by the Paying Agents so as to be available therefor on said date and if notice of redemption shall have been given as aforesaid, then, from and after the redemption date, interest on the Series 2002 Bonds or portions thereof so called for redemption shall cease to accrue and become payable. If said moneys shall not be so available on the redemption date, such Bonds or portions thereof shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption.

         Payment of Redeemed Bonds. Payment of the Redemption Price plus
         -------------------------
interest accrued to the redemption date shall be made to or upon the order of the registered owner only upon presentation of such Bonds for cancellation and exchange as provided in the Indenture; provided, however, that any Holder of at least $1,000,000 in aggregate principal amount of Bonds may, by written request to the Trustee, direct that payments of Redemption Price and accrued interest to the date of redemption be made by wire transfer in Federal funds at such wire transfer address as the owner shall specify to the Trustee in such written request.

         Denominations. The Series 2002 Bonds are issuable in the form of fully
         -------------
registered bonds in the denomination of (i) during each Interest Rate Period other than a Term Interest Rate Period, $100,000 or any integral multiple thereof and (ii) during each Term Interest Rate Period, $5,000 or any integral multiple thereof.

         Exchange of Bonds. The holder of this bond may surrender the same, at
         -----------------
the corporate trust office of the Trustee in the City with a written instrument of transfer in the form appearing on such Bond, duly executed by the registered owner or his duly authorized attorney-in-fact with signature guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City or by a member of the New York, Midwest or Pacific Stock Exchange, may, at the option of the owner thereof, be exchanged for an equal aggregate principal amount of Bonds and maturity of any other authorized denominations. However, except for Bonds that have been tendered or deemed tendered for purchase by the Holders thereof pursuant to the terms hereof, the Trustee will not be required to transfer or exchange any Bonds during the period between a Record Date and the following Interest Payment Date or during the period of fifteen (15) days next preceding any day for the selection of Bonds to be redeemed. Bonds called or being called for redemption or with respect to which a Notice of Mandatory Tender has been given may be transferred or exchanged only if the Trustee provides the new Holder with a copy of the notice of redemption or Notice of Mandatory Tender, as the case may be.

         Transfer of Bonds. This Bond is transferable, only upon compliance with
         -----------------
the restrictions on transfer set forth on such Bond and only upon the books of the Agency, which shall be kept for the purpose at the principal office of the Trustee, by the registered owner thereof in person or by his duly authorized attorney-in-fact with signature guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City or by a member of the New York, Midwest or Pacific Stock Exchange, upon presentation thereof together with a written instrument of transfer in the form appearing on such Bond, duly executed by the registered owner or his duly authorized attorney-in-fact with signature guaranteed. Upon the transfer of any Bond the Trustee shall prepare and issue in the name of the transferee one or more new Bonds of the same aggregate principal amount, Series and maturity as the surrendered Bond. The Agency, the Lessee, the Tender Agent, the Remarketing Agent, the Bond Registrar, the Trustee and any Paying Agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of, or, on account of, the principal or Redemption Price hereof and interest due hereon and for all other purposes whatsoever.

                   Redemption of Bonds.  (A) General Optional Redemption.
                   -------------------

         (i) Optional Redemption During Monthly Interest Rate Period. When interest on the Series 2002 Bonds is payable at a Monthly Interest Rate, the Series 2002 Bonds may be redeemed at 100% of the principal amount thereof with interest accrued to, but excluding, the redemption date, in whole or in part, at the option of the Agency (which option shall be exercised upon the giving of notice by the Lessee of its intention to prepay lease rentals due under the Lease Agreement) at any time.

         (ii) Optional Redemption at Beginning of Interest Rate Period. On the first day of each Interest Rate Period, the Series 2002 Bonds may be redeemed at the principal amount thereof with interest accrued to, but excluding, the redemption date, in whole or in part, at the option of the Agency (which option shall be exercised upon the giving of notice by the Lessee of its intention to prepay lease rentals due under the Lease Agreement).

         (iii) Optional Redemption at a Premium During Term Interest Rate Period. When the interest on the Series 2002 Bonds is payable at a Term Interest Rate, the Series 2002 Bonds may be redeemed at the option of the Agency (which option shall be exercised upon the giving of notice by the Lessee of its intention to prepay lease rentals due under the Lease Agreement pursuant to
Section 8.1 thereof) at any time in whole or in part on and after the dates and at the Redemption Prices set forth below, together with accrued interest, if any, to but excluding the redemption date:

          Length of Term                          Commencement of
       Interest Rate Period                      Redemption Period                       Redemption Price
       --------------------                      -----------------                       ----------------
More than 15 years                         Tenth anniversary of                 102%, declining by 1/2% every six
                                           commencement of Term                 months until reaching 100% and
                                           Interest Rate Period                 thereafter at 100%.
More than 10, but not more than 15         Seventh anniversary of               101%, declining by 1/2% every six
years                                      commencement of Term                 months until reaching 100% and
                                           Interest Rate Period                 thereafter at 100%.
More than 5, but not more than 10          Fourth anniversary of                101%, declining by 1/2% every six
years                                      commencement of Term                 months until reaching 100% and
                                           Interest Rate Period                 thereafter at 100%.
Not more than 5 years                      Not Callable

         During the term of a Letter of Credit, the Lessee may only cause a redemption of Series 2002 Bonds pursuant to Section 2.04(a)(iii) of the Indenture which would require a payment of a premium if on the date of the giving of notice of redemption the Trustee has Priority Amounts in the Bond Fund or the Lease Payments Fund or can then draw under the Letter of Credit in an amount sufficient to pay such premium due on the date of redemption.

         No later than 45 days prior to the date on which the Interest Rate Determination Method on any Bonds will be changed to a Monthly Interest Rate the Remarketing Agent with the consent of the Lessee or the Lessee may provide written notice to the Trustee, the Agency, the Bank and the Issuing Agent of any revisions to the redemption dates and prices set forth in Section 2.04(a)(iii) of the Indenture, provided that if the Lessee makes such revisions, it shall first obtain the written approval of the Remarketing Agent and shall deliver such approval to the Trustee, together with the notice of the revisions. Any such revisions shall also be subject to the delivery of an opinion of Nationally Recognized Bond Counsel to the effect that such revisions (A) are lawful under the Act and are authorized or permitted hereby, and (B) will not adversely affect the validity of the Series 2002 Bonds.

         (B) Extraordinary Redemption. The Series 2002 Bonds are subject to redemption in whole prior to maturity, at the option of the Agency, exercised only at the direction of the Lessee, as a whole on any date, upon notice or waiver of notice as provided in the Indenture, at 100% of the unpaid principal amount thereof, plus accrued interest to the date of redemption upon the occurrence of the following events:

         (i) The Facility shall have been damaged or destroyed to such extent that as evidenced by a certificate of an Independent Engineer filed with the Agency, the Bank and the Trustee (A) the Facility cannot be reasonably restored within a period of one year from the date of such damage or destruction to the condition thereof immediately preceding such damage or destruction, (B) the Lessee is thereby prevented or likely to be prevented from carrying on its normal operation of the Facility for a period of one year from the date of such damage or destruction, or (C) the restoration cost of the Facility would exceed the total amount of all insurance proceeds, including any deductible amount, in respect of such damage or destruction; or

         (ii) Title to, or the temporary use of, all or substantially all of the Facility shall have been taken or condemned by a competent authority which taking or condemnation results, or is likely to result, in the Lessee being thereby prevented or likely to be prevented from carrying on its normal operation of the Facility for a period of one year from the date of such taking or condemnation, as evidenced by a certificate of an Independent Engineer filed with the Agency, the Bank and the Trustee;

         (iii) As a result of changes in the Constitution of the United States of America or of the State or of legislative or executive action of the State or any political subdivision thereof or of the United States of America or by final decree or judgment of any court after the contest thereof by the Lessee, the Lease Agreement becomes void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed therein or unreasonable burdens or excessive liabilities are imposed upon the Lessee by reason of the operation of the Facility.

         (iv) The rating of the Bank (or, in the event that the Letter of Credit has been issued by an Issuing Agent, the rating of the Issuing Agent) has been reduced below AA-1/A-1+ by the Rating Agency.

         If the Series 2002 Bonds are to be redeemed in whole as a result of the occurrence of any of the events described in paragraphs (i) or (ii) above, the Lessee is required by the Lease Agreement to deliver to the Agency, the Bank and the Trustee a certificate of an Authorized Representative of the Lessee stating that, as a result of the occurrence of the event giving rise to such redemption, the Lessee has discontinued, or at the earliest practicable date will discontinue, its operation of the Facility for its intended purposes.

         (C) Mandatory Sinking Fund Installment Redemption. Subject to the provisions of the Indenture, the Series 2002 Bonds shall be subject to mandatory redemption by the Agency prior to maturity, in part by lot, at a Redemption Price equal to the principal amount thereof, together with accrued interest to the date of redemption, from mandatory Sinking Fund Installments on December 1 in the years and in the principal amounts set forth in the Indenture, provided that the amounts of such Sinking Fund Installments shall be reduced by the credits provided for therein.

         (D) Mandatory Redemption from Excess Proceeds. The Series 2002 Bonds shall be redeemed in whole or in part prior to maturity in the event and to the extent (i) excess Bond proceeds shall remain after the completion of the Project as provided in Section 2.2 of the Lease Agreement, (ii) excess title insurance or property insurance proceeds or condemnation awards shall remain after the application thereof pursuant to the Lease Agreement and the Indenture, or (iii) excess proceeds shall remain after the release or substitution of Facility Realty, in each case at a Redemption Price equal to one hundred percent (100%) of the principal amount of the Series 2002 Bonds to be redeemed, together with interest accrued thereon to the date of redemption.

         (E) Mandatory Redemption Upon Failure to Operate Facility In Accordance With Applicable Law. The Series 2002 Bonds are also subject to mandatory redemption prior to maturity, at the option of the Agency, as a whole only, on any date, in the event the Agency shall determine that the Lessee is not operating the Facility as a qualified "project" under the Act, or is operating the Facility in violation of material applicable law, and the failure of the Lessee to cure such noncompliance within the time periods set forth in the Lease Agreement, upon notice or waiver of notice as provided in the Indenture, at the Redemption Price of one hundred percent (100%) of the unpaid principal amount of the Series 2002 Bonds, together with interest accrued thereon to the date of redemption.

         (F) Limitations on Redemptions. The provisions of the Indenture regarding redemption of the Series 2002 Bonds are subject in all respects to the provisions of the Indenture as to the use of Priority Amounts for the payment and redemption of the Series 2002 Bonds.

         Amendment of Indenture. The Indenture permits, with certain exceptions
         ----------------------
as therein provided, the amendment thereof and the modification of the rights and obligations of the Agency and the rights of the holders of the Series 2002 Bonds at any time pursuant to a Supplemental Indenture by the Agency with the consent of the Bank, or, if no Letter of Credit is in effect or certain events shall have occurred with respect to the Bank as provided in the Indenture, with the consent of the holders of not less than two-thirds in aggregate principal amount of the Series 2002 Bonds and of any Additional Bonds at the time Outstanding under the Indenture. Any such consent shall be conclusive and binding upon the holder giving such consent and upon any subsequent holder of such Bond and of any Bond issued in exchange therefor (whether or not such subsequent holder has notice thereof), unless such consent is revoked in writing by the holder giving such consent or a subsequent holder by filing such revocation with the Trustee prior to the execution of such Supplemental Indenture.

         Limitation on Bondholder Enforcement Rights. The holder of this bond
         -------------------------------------------
shall have no right to enforce the provisions of the Indenture, to institute action to enforce the provisions and covenants thereof or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.

         Acceleration of Bonds. In certain events, on the conditions, in the
         ---------------------
manner and with the effect set forth in the Indenture, the principal of all the Series 2002 Bonds issued under the Indenture and then outstanding, with the prior written consent of the Bank, may be declared and may become due and payable before the stated maturity thereof, together with accrued interest thereon.

         Special Obligation of the Agency. This bond and the issue of which it
         --------------------------------
forms a part are special obligations of the Agency, payable by the Agency solely out of the lease rentals, revenues or other receipts, funds or moneys of the Agency pledged under the Indenture and from any amounts otherwise available under the Indenture for the payment of the Series 2002 Bonds.

         Estoppel Clause. It is hereby certified, recited and declared that all
         ---------------
conditions, acts and things required by law and the Indenture to exist, to have happened and to have been performed precedent to and in the issuance of this bond, exist, have happened and have been performed, and that the issuance of this bond and the issue of which it forms a part are within every debt and other limit prescribed by the laws of the State of New York.

         No Personal Liability. Neither the members, directors, officers or
         ---------------------
agents of the Agency nor any person executing this bond shall be liable personally or be subject to any personal liability or accountability by reason of the issuance hereof.

         Authentication by Trustee. This bond shall not be valid or become
         -------------------------
obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee.

         IN WITNESS WHEREOF, Town of Babylon Industrial Development Agency has caused this bond to be executed in its name by the manual or facsimile signature of its Chairman, Vice Chairman, Executive Director or Deputy Executive Director and its official seal or a facsimile thereof to be hereunto impressed or imprinted hereon and attested by the manual or facsimile signature of its authorized representative.

                                                  TOWN OF BABYLON INDUSTRIAL
                                                  DEVELOPMENT AGENCY



                                                  By____________________________
                                                           Sondra Bachety
                                                           Executive Director

(SEAL)

ATTEST:



_______________________________________
Name:
Title:

                          CERTIFICATE OF AUTHENTICATION



         This bond is one of the Series 2002 Bonds of the issue described in the within-mentioned Indenture.

                                                THE BANK OF NEW YORK, Trustee


                                                By  ____________________________
                                                         Authorized Signer




Date of Authentication:  January __, 2002

                         COMPLETE AND SIGN THIS FORM FOR

                          OPTIONAL TENDER FOR PURCHASE

         _______, as Bondholder, hereby irrevocably offers for optional tender for purchase the within Bond of Town of Babylon Industrial Development Agency in the principal amount of $_______, certificate number _______ on the Purchase Date of ______ upon payment to the undersigned of the purchase price equal to the principal amount of such Bond and accrued interest, if any, hereby sells, assigns and transfers such Bond to the person designated by the Remarketing Agent to the Trustee pursuant to Section 2.05 of the within-mentioned Indenture of Trust, and hereby irrevocably constitutes and appoints such Trustee attorney to register such transfer on the books of registration in the principal office of the Trustee with full power of substitution in the premises.

Dated: _____________          Signature:  ________________________________


Signature Guaranteed:                ___________________________________________
                              NOTICE: Signature(s) must be guaranteed by a member firm of the New York, Midwest or Pacific Stock Exchange or a commercial bank or trust company.

                                     ___________________________________________
                              NOTICE: The signature on this demand for purchase must correspond with the name as written on the face of the within Bond in every particular, without alteration, enlargement or any change whatsoever.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned sells, assigns and transfers unto __________ (Please print or typewrite name, address and taxpayer identification number of transferee) the within bond and does hereby irrevocably constitute and appoint _____________ Attorney to transfer the such bond on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:____________________

                                         _______________________________________
                                     NOTICE: The signature to this assignment must correspond with the name as it appears on the face of the within bond in every particular, without alteration or enlargement or any change whatever.

GUARANTY OF SIGNATURE


_________________________________________
A Commercial Bank or Trust Company having its principal office or a cpr-respondent in The City of New York or a member firm of the New York, Midwest or Pacific Stock Exchange.

                                       -1-